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As filed with the Securities and Exchange Commission on April 6, 2009

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

VENTAS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	61-1055020 (I.R.S. Employer Identification Number)

111 S. Wacker Drive, Suite 4800
Chicago, Illinois 60606
(877) 483-6827
(Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

For Co-Registrants, please see "Table of Co-Registrants" on the following page.

T. Richard Riney, Esq. General Counsel Ventas, Inc. 10350 Ormsby Park Place, Suite 300 Louisville, Kentucky 40223 (502) 357-9000

(Name, address, including zip code, telephone number, including area code, of agent for service)

Copy to:

David K. Boston, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019 (212) 728-8000

Approximate date of commencement of proposed sale to the public: From time to time or at one time as determined by the Registrants.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

        If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

(Continued on following page)

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Preferred Stock of Ventas, Inc.	(1)(2)	(1)(2)	(1)(2)	(3)

Depositary Shares of Ventas, Inc.	(1)(2)	(1)(2)	(1)(2)	(3)

Common Stock of Ventas, Inc.	(1)(2)	(1)(2)	(1)(2)	(3)

Warrants of Ventas, Inc.	(1)(2)	(1)(2)	(1)(2)	(3)

Debt Securities of Ventas Realty, Limited Partnership and Ventas Capital Corporation	(1)(2)	(1)(2)	(1)(2)	(3)

Debt Securities of Ventas, Inc.	(1)(2)	(1)(2)	(1)(2)	(3)

Guarantees of Debt Securities of Ventas Realty, Limited Partnership and Ventas Capital Corporation by Ventas, Inc. and the Subsidiary Guarantors(4)(5)	(1)(2)	(1)(2)	(1)(2)	(5)

Guarantees of Debt Securities of Ventas, Inc. by Ventas Realty, Limited Partnership and the Subsidiary Guarantors(4)(6)	(1)(2)	(1)(2)	(1)(2)	(6)

(1)
Not applicable pursuant to Form S-3 General Instruction II(E).

(2)
Such indeterminable number or amount of (a) preferred stock of Ventas, Inc., (b) depositary shares representing preferred stock of Ventas, Inc., (c) common stock of Ventas, Inc. (which may be issued (i) separately, (ii) upon the conversion of the debt securities which are registered hereby and (iii) upon exercise of warrants to purchase shares of common stock), (d) warrants of Ventas, Inc. to acquire other classes of securities of Ventas, Inc. registered hereunder, (e) debt securities of Ventas Realty, Limited Partnership and Ventas Capital Corporation (which may be senior or subordinated), (f) debt securities of Ventas, Inc. (which may be senior or subordinated), (g) guarantees of debt securities of Ventas Realty, Limited Partnership and Ventas Capital Corporation by Ventas, Inc. and the Subsidiary Guarantors and (h) guarantees of debt securities of Ventas, Inc. by Ventas Realty, Limited Partnership and the Subsidiary Guarantors is being registered as may from time to time be issued at indeterminable prices.

(3)
Deferred in reliance upon Rule 456(b) and Rule 457(r).

(4)
The term "Subsidiary Guarantors" refers to AL (AP) Holding LLC, AL (HCN) Holding LLC, AL (MT) Holding LLC, Allison Park Nominee LLC, Allison Park Nominee LP, BCC Altoona Realty GP, LLC, BCC Altoona Realty, LLC, BCC Altoona Realty, LP, BCC Berwick Realty GP, LLC, BCC Berwick Realty, LLC, BCC Berwick Realty, LP, BCC Lewistown Realty GP, LLC, BCC Lewistown Realty, LLC, BCC Lewistown Realty, LP, BCC Martinsburg Realty, LLC, BCC Medina Realty, LLC, BCC Ontario Realty, LLC, BCC Reading Realty GP, LLC, BCC Reading Realty, LLC, BCC Reading Realty, LP, BCC Shippensburg Realty, LLC, BCC South Beaver Realty, LLC, BCC State College Realty GP, LLC, BCC State College Realty, LLC, BCC State College Realty, LP, BCC Washington Township Realty, LLC, BLC of California-San Marcos, L.P., Bloomsburg Nominee LLC, Bloomsburg Nominee LP, Brookdale Holdings, LLC, Brookdale Living Communities of Arizona-EM, LLC, Brookdale Living Communities of California, LLC, Brookdale Living Communities of California-RC, LLC, Brookdale Living Communities of California-San Marcos, LLC, Brookdale Living Communities of Illinois-2960, LLC, Brookdale Living Communities of Illinois-II, LLC, Brookdale Living Communities of Massachusetts-RB, LLC, Brookdale Living Communities of Minnesota, LLC, Brookdale Living Communities of New York-GB, LLC, Brookdale Living Communities of Washington-PP, LLC, Chippewa Nominee LLC, Chippewa Nominee LP, Dillsburg Nominee LLC, Dillsburg Nominee LP, EC Halcyon Realty, LLC, EC Hamilton Place Realty, LLC, EC Lebanon Realty, LLC, EC Timberlin Parc Realty, LLC, ElderTrust, ET Berkshire, LLC, ET Capital Corp., ET GENPAR, L.L.C., ET Lehigh, LLC, ET Pennsburg Finance, L.L.C., ET Sanatoga, LLC, ET Sub-Berkshire Limited Partnership, ET Sub-Heritage Woods, L.L.C., ET Sub-Highgate, L.P., ET Sub-Lacey I, L.L.C., ET Sub-Lehigh Limited Partnership, ET Sub-Lopatcong, L.L.C., ET Sub-Pennsburg Manor Limited Partnership, L.L.P., ET Sub-Phillipsburg I, L.L.C., ET Sub-Pleasant View, L.L.C., ET Sub-Rittenhouse Limited Partnership, L.L.P., ET Sub-Riverview Ridge Limited Partnership, L.L.P., ET Sub-Sanatoga Limited Partnership, ET Sub-SMOB, L.L.C., ET Sub-Wayne I Limited Partnership, L.L.P., ET Sub-Willowbrook Limited Partnership, L.L.P., ET Sub-Woodbridge, L.P., ET Wayne Finance, Inc., ET Wayne Finance, L.L.C., Hendersonville Nominee LLC, Hendersonville Nominee LP, IPC (AP) Holding LLC, IPC (HCN) Holding LLC, IPC (MT) Holding LLC, Kingsport Nominee LLC, Kingsport Nominee LP, Knoxville Nominee LLC, Knoxville Nominee LP, Lebanon Nominee LLC, Lebanon Nominee LP, Lewisburg Nominee LLC, Lewisburg Nominee LP, Lima Nominee LLC, Lima Nominee LP, Loyalsock Nominee LLC, Loyalsock Nominee LP, MAB Parent LLC, PSLT GP, LLC, PSLT OP, L.P., PSLT-ALS Properties Holdings, LLC, PSLT-ALS Properties I, LLC, PSLT-BLC Properties Holdings, LLC, River Oaks Partners, Sagamore Hills Nominee LLC, Sagamore Hills Nominee LP, Saxonburg Nominee LLC, Saxonburg Nominee LP, Shippensburg Realty Holdings, LLC, South Beaver Realty Holdings, LLC, SZR Acquisitions, LLC, SZR Burlington Inc., SZR Columbia, LLC, SZR Lincoln Park, LLC, SZR Markham Inc., SZR Mississauga Inc., SZR North Hills, LLC, SZR Norwood, LLC, SZR Oakville Inc., SZR Richmond Hill Inc., SZR Rockville LLC, SZR San Mateo LLC, SZR Scottsdale, LLC, SZR US Investments, Inc., SZR US UPREIT

  Three, LLC, SZR Westlake Village LLC, SZR Willowbrook LLC, SZR Windsor Inc., SZR Yorba Linda LLC, The Ponds of Pembroke Limited Partnership, United Rehab Realty Holding, LLC, Ventas Broadway MOB, LLC, Ventas Cal Sun LLC, Ventas Casper Holdings, LLC, Ventas Carroll MOB, LLC, Ventas Center MOB, LLC, Ventas DASCO MOB Holdings, LLC, Ventas Framingham, LLC, Ventas Grantor Trust #1, Ventas Grantor Trust #2, Ventas Healthcare Properties, Inc., Ventas LP Realty, L.L.C.,Ventas MO Holdings, LLC, Ventas MOB Holdings, LLC, Ventas Nexcore Holdings, LLC, Ventas of Vancouver, Limited, Ventas Provident, LLC, Ventas Realty, Limited Partnership, Ventas REIT US Holdings Inc., Ventas SSL Beacon Hill, Inc., Ventas SSL Holdings, Inc., Ventas SSL Holdings, LLC, Ventas SSL Lynn Valley, Inc., Ventas SSL Ontario II, Inc., Ventas SSL Ontario III, Inc., Ventas SSL Vancouver, Inc., Ventas SSL, Inc., Ventas Sun LLC, Ventas TRS, LLC, Ventas University MOB, LLC, VSCRE Holdings, LLC, VTRLTH MAB I, LLC, VTRLTH MAB II, LLC, Xenia Nominee LLC and Xenia Nominee LP.

(5)
No separate consideration will be received for the guarantees by Ventas, Inc. and the Subsidiary Guarantors of the debt securities of Ventas Realty, Limited Partnership and Ventas Capital Corporation. The guarantees will include the right of the holders of guaranteed securities under the guarantees and certain undertakings, as described in this Registration Statement. Pursuant to Rule 457(n), no registration fee is required with respect to the guarantees.

(6)
No separate consideration will be received for the guarantees by Ventas Realty, Limited Partnership and the Subsidiary Guarantors of the debt securities of Ventas, Inc. The guarantees will include the right of the holders of guaranteed securities under the guarantees and certain undertakings, as described in this Registration Statement. Pursuant to Rule 457(n), no registration fee is required with respect to the guarantees.

TABLE OF CO-REGISTRANTS

Name	State or other jurisdiction of incorporation or organization	IRS Employer Identification Number
AL (AP) Holding LLC	Delaware	20-1290648
AL (HCN) Holding LLC	Delaware	11-3713528
AL (MT) Holding LLC	Delaware	04-3709897
Allison Park Nominee LLC	Delaware	20-1288342
Allison Park Nominee LP	Delaware	20-0116902
BCC Altoona Realty GP, LLC	Delaware	20-4814240
BCC Altoona Realty, LLC	Delaware	20-4360216
BCC Altoona Realty, LP	Delaware	20-4814552
BCC Berwick Realty GP, LLC	Delaware	20-4814467
BCC Berwick Realty, LLC	Delaware	20-4360402
BCC Berwick Realty, LP	Delaware	20-4814806
BCC Lewiston Realty GP, LLC	Delaware	20-4814292
BCC Lewiston Realty, LLC	Delaware	20-4360250
BCC Lewiston Realty, LP	Delaware	20-4814618
BCC Martinsburg Realty, LLC	Delaware	20-4359771
BCC Medina Realty, LLC	Delaware	20-4360032
BCC Ontario Realty, LLC	Delaware	20-4359995
BCC Reading Realty GP, LLC	Delaware	20-4814343
BCC Reading Realty, LLC	Delaware	20-4360284
BCC Reading Realty, LP	Delaware	20-4814689
BCC Shippensburg Realty, LLC	Delaware	20-4360124
BCC South Beaver Realty, LLC	Delaware	20-4360173
BCC State College Realty GP, LLC	Delaware	20-4814411
BCC State College Realty, LLC	Delaware	20-4360353
BCC State College Realty, LP	Delaware	20-4814752
BCC Washington Township Realty, LLC	Delaware	20-4360071
BLC of California-San Marcos, L.P.	Delaware	36-4400350
Bloomsburg Nominee LLC	Delaware	11-3713538
Bloomsburg Nominee LP	Delaware	11-3713547
Brookdale Holdings, LLC	Delaware	36-4140074
Brookdale Living Communities of Arizona-EM, LLC	Delaware	36-4390859
Brookdale Living Communities of California, LLC	Delaware	36-4174019
Brookdale Living Communities of California-RC, LLC	Delaware	36-4255656
Brookdale Living Communities of California- San Marcos, LLC	Delaware	36-4400348
Brookdale Living Communities of Illinois-2960, LLC	Delaware	36-4390860
Brookdale Living Communities of Illinois-II, LLC	Delaware	36-4140070
Brookdale Living Communities of Massachusetts-RB, LLC	Delaware	36-4255655
Brookdale Living Communities of Minnesota, LLC	Delaware	36-4105750
Brookdale Living Communities of New York-GB, LLC	Delaware	36-4390861
Brookdale Living Communities of Washington-PP, LLC	Delaware	36-4390858
Chippewa Nominee LLC	Delaware	04-3710093
Chippewa Nominee LP	Delaware	04-3710098
Dillsburg Nominee LLC	Delaware	04-3710124
Dillsburg Nominee LP	Delaware	04-3710126
EC Halcyon Realty, LLC	Delaware	20-4735761
EC Hamilton Place Realty, LLC	Delaware	20-4588621
EC Lebanon Realty, LLC	Delaware	20-4588944
EC Timberlin Parc Realty, LLC	Delaware	20-4591454

Name	State or other jurisdiction of incorporation or organization	IRS Employer Identification Number
ElderTrust	Maryland	23-2932973
ET Berkshire, LLC	Delaware	23-3074121
ET Capital Corp.	Delaware	23-2945788
ET GENPAR, L.L.C.	Delaware	23-2945800
ET Lehigh, LLC	Delaware	23-3074118
ET Pennsburg Finance, L.L.C.	Delaware	23-3024248
ET Sanatoga, LLC	Delaware	23-3074120
ET Sub-Berkshire Limited Partnership	Delaware	23-3074125
ET Sub-Heritage Woods, L.L.C.	Delaware	23-2946017
ET Sub-Highgate, L.P.	Pennsylvania	23-2946046
ET Sub-Lacey I, L.L.C.	Delaware	23-2946020
ET Sub-Lehigh Limited Partnership	Delaware	23-3074122
ET Sub-Lopatcong, L.L.C.	Delaware	23-2945801
ET Sub-Pennsburg Manor Limited Partnership, L.L.P.	Virginia	23-2946005
ET Sub-Phillipsburg I, L.L.C.	Delaware	23-2945793
ET Sub-Pleasant View, L.L.C.	Delaware	23-2946018
ET Sub-Rittenhouse Limited Partnership, L.L.P.	Virginia	23-2946049
ET Sub-Riverview Ridge Limited Partnership, L.L.P.	Virginia	23-2946044
ET Sub-Sanatoga Limited Partnership	Delaware	23-3074124
ET Sub-SMOB, L.L.C.	Delaware	23-2945798
ET Sub-Wayne I Limited Partnership, L.L.P.	Virginia	23-2946052
ET Sub-Willowbrook Limited Partnership, L.L.P.	Virginia	23-2946022
ET Sub-Woodbridge, L.P.	Pennsylvania	23-2946047
ET Wayne Finance, Inc.	Delaware	23-3024252
ET Wayne Finance, L.L.C.	Delaware	23-3024250
Hendersonville Nominee LLC	Delaware	04-3709935
Hendersonville Nominee LP	Delaware	04-3709939
IPC (AP) Holding LLC	Delaware	20-1288316
IPC (HCN) Holding LLC	Delaware	11-3713503
IPC (MT) Holding LLC	Delaware	04-3709895
Kingsport Nominee LLC	Delaware	04-3710060
Kingsport Nominee LP	Delaware	04-3710065
Knoxville Nominee LLC	Delaware	04-3710081
Knoxville Nominee LP	Delaware	04-3710092
Lebanon Nominee LLC	Delaware	11-3713519
Lebanon Nominee LP	Delaware	11-3713536
Lewisburg Nominee LLC	Delaware	04-3709918
Lewisburg Nominee LP	Delaware	04-3709920
Lima Nominee LLC	Delaware	04-3710046
Lima Nominee LP	Delaware	04-3710056
Loyalsock Nominee LLC	Delaware	11-3713515
Loyalsock Nominee LP	Delaware	11-3713516
MAB Parent LLC	Delaware	20-8697052
PSLT GP, LLC	Delaware	57-1212440
PSLT OP, L.P.	Delaware	02-0718666
PSLT-ALS Properties Holdings, LLC	Delaware	20-1574771
PSLT-ALS Properties I, LLC	Delaware	39-1912087
PSLT-BLC Properties Holdings, LLC	Delaware	36-4103821
River Oaks Partners	Illinois	36-3650842
Sagamore Hills Nominee LLC	Delaware	11-3713532
Sagamore Hills Nominee LP	Delaware	11-3713544

Name	State or other jurisdiction of incorporation or organization	IRS Employer Identification Number
Saxonburg Nominee LLC	Delaware	11-3713505
Saxonburg Nominee LP	Delaware	11-3713508
Shippensburg Realty Holdings, LLC	Delaware	20-5805090
South Beaver Realty Holdings, LLC	Delaware	20-5804785
SZR Acquisitions, LLC	Delaware	26-2073467
SZR Burlington Inc.	Ontario, Canada	98-0537353
SZR Columbia, LLC	Delaware	20-3665322
SZR Lincoln Park, LLC	Delaware	20-2806723
SZR Markham Inc.	Ontario, Canada	98-0537338
SZR Mississauga Inc.	Ontario, Canada	98-0537336
SZR North Hills, LLC	Delaware	20-2806787
SZR Norwood, LLC	Delaware	20-3665607
SZR Oakville Inc.	Ontario, Canada	98-0537335
SZR Richmond Hill Inc.	Ontario, Canada	98-0537331
SZR Rockville LLC	Delaware	20-3665424
SZR San Mateo LLC	Delaware	20-3665548
SZR Scottsdale, LLC	Delaware	36-4566118
SZR US Investments, Inc.	Delaware	20-2806614
SZR US UPREIT Three, LLC	Delaware	20-2999342
SZR Westlake Village LLC	Delaware	20-2806904
SZR Willowbrook LLC	Delaware	20-4276617
SZR Windsor Inc.	Ontario, Canada	98-0537327
SZR Yorba Linda LLC	Delaware	20-2806852
The Ponds of Pembroke Limited Partnership	Illinois	36-3550345
United Rehab Realty Holding, LLC	Delaware	20-2648755
Ventas Broadway MOB, LLC	Delaware	20-8244885
Ventas Cal Sun LLC	Delaware	20-3032284
Ventas Capital Corporation	Delaware	35-2168770
Ventas Casper Holdings, LLC	Delaware	20-8321312
Ventas Carroll MOB, LLC	Delaware	26-3402470
Ventas Center MOB, LLC	Delaware	26-2886722
Ventas DASCO MOB Holdings, LLC	Delaware	26-3232393
Ventas Framingham, LLC	Delaware	43-2068275
Ventas Grantor Trust #1	Delaware	36-7477196
Ventas Grantor Trust #2	Delaware	36-7477197
Ventas Healthcare Properties, Inc.	Delaware	26-0055985
Ventas LP Realty, L.L.C.	Delaware	52-2093507
Ventas MO Holdings, LLC	Delaware	26-3180693
Ventas MOB Holdings, LLC	Delaware	26-1306470
Ventas Nexcore Holdings, LLC	Delaware	26-1306581
Ventas of Vancouver, Limited	Island of Jersey	98-0537423
Ventas Provident, LLC	Delaware	20-2954370
Ventas Realty, Limited Partnership	Delaware	61-1324573
Ventas REIT US Holdings, Inc.	Delaware	56-2487781
Ventas SSL Beacon Hill, Inc.	Ontario, Canada	98-0537360
Ventas SSL Holdings, Inc.	Delaware	20-8616327
Ventas SSL Holdings, LLC	Delaware	20-8616338
Ventas SSL, Inc.	Delaware	20-8616316
Ventas SSL Lynn Valley, Inc.	Ontario, Canada	98-0537367
Ventas SSL Ontario II, Inc.	Ontario, Canada	38-3755065
Ventas SSL Ontario III, Inc.	Ontario, Canada	98-0530812

Name	State or other jurisdiction of incorporation or organization	IRS Employer Identification Number
Ventas SSL Vancouver, Inc.	Ontario, Canada	98-0537357
Ventas Sun LLC	Delaware	20-3032275
Ventas TRS, LLC	Delaware	43-1981928
Ventas University MOB, LLC	Delaware	26-0696900
VSCRE Holdings, LLC	Delaware	20-5340202
VTRLTH MAB I, LLC	Delaware	20-5696034
VTRLTH MAB II, LLC	Delaware	20-8244498
Xenia Nominee LLC	Delaware	04-3710071
Xenia Nominee LP	Delaware	04-3710078

PROSPECTUS

        Ventas, Inc.
Preferred Stock, Depositary Shares,
Common Stock, Warrants and Debt Securities
Ventas Realty, Limited Partnership and
Ventas Capital Corporation
 Debt Securities

Guarantees of Debt Securities of Ventas, Inc. by Ventas Realty, Limited Partnership
and the Subsidiary Guarantors (as defined herein)

Guarantees of Debt Securities of Ventas Realty, Limited Partnership
and Ventas Capital Corporation by Ventas, Inc. and the Subsidiary Guarantors

        Ventas, Inc. may offer and sell, from time to time, in one or more offerings:

  •
  preferred stock;

  •
  depositary shares;

  •
  common stock;

  •
  warrants; and

  •
  debt securities.

        These securities may be offered and sold separately, together or as units with other securities described in this prospectus. The debt securities of Ventas, Inc. may be fully and unconditionally guaranteed by certain of its subsidiaries, which may include Ventas Realty Limited Partnership and the Subsidiary Guarantors, as described in this prospectus or a prospectus supplement. These debt securities and any such guarantees may be senior or subordinated.

        Ventas Realty, Limited Partnership and Ventas Capital Corporation may offer and sell, from time to time, in one or more offerings, debt securities. These debt securities may be offered and sold separately, together or as units with other securities described in this prospectus. The debt securities of Ventas Realty, Limited Partnership and Ventas Capital Corporation may be fully and unconditionally guaranteed by Ventas, Inc. and certain of its subsidiaries, which may include the Subsidiary Guarantors, as described in this prospectus or a prospectus supplement. These debt securities and any such guarantees may be senior or subordinated.

        The securities described in this prospectus may be issued in one or more series or issuances. We will provide the specific terms of these securities and their offering prices in supplements to this prospectus. You should carefully read this prospectus and the applicable prospectus supplement before you decide to invest in any of these securities.

        See "Risk Factors" on page 21 for a discussion of matters that you should consider before investing in these securities.

        Our common stock is listed on the New York Stock Exchange under the symbol "VTR." The closing price of our common stock on the New York Stock Exchange was $26.04 per share on April 3, 2009. None of the other securities offered by this prospectus are currently publicly traded.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is April 6, 2009

i

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the "Commission") using a "shelf" registration process. Under this shelf process, we may sell any combination of the securities described in this prospectus from time to time in one or more offerings.

        This prospectus provides you only with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement or prospectus supplements containing specific information about the terms of that offering (each, a "prospectus supplement"). The prospectus supplement may also add to, update or change information contained in this prospectus. You should read both this prospectus and any prospectus supplement together with additional information described under the heading "Where You Can Find More Information and Incorporation by Reference."

        You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We will not make an offer of these securities in any jurisdiction where it is unlawful. You should assume that the information in this prospectus or any prospectus supplement, as well as the information we have previously filed with the Commission and incorporated by reference in this prospectus, is accurate only as of the date of the documents containing the information.

        Unless otherwise indicated or except where the context otherwise requires:

  •
  references in this prospectus to "we," "us," "our" or similar terms and "Ventas" mean Ventas, Inc. together with its subsidiaries;

  •
  references in this prospectus to "Ventas Realty" mean Ventas Realty, Limited Partnership;

  •
  references in this prospectus to "Ventas Capital" mean Ventas Capital Corporation; and

  •
  references in this prospectus to the "Subsidiary Guarantors" mean, collectively, AL (AP) Holding LLC, AL (HCN) Holding LLC, AL (MT) Holding LLC, Allison Park Nominee LLC, Allison Park Nominee LP, BCC Altoona Realty GP, LLC, BCC Altoona Realty, LLC, BCC Altoona Realty, LP, BCC Berwick Realty GP, LLC, BCC Berwick Realty, LLC, BCC Berwick Realty, LP, BCC Lewistown Realty GP, LLC, BCC Lewistown Realty, LLC, BCC Lewistown Realty, LP, BCC Martinsburg Realty, LLC, BCC Medina Realty, LLC, BCC Ontario Realty, LLC, BCC Reading Realty GP, LLC, BCC Reading Realty, LLC, BCC Reading Realty, LP, BCC Shippensburg Realty, LLC, BCC South Beaver Realty, LLC, BCC State College Realty GP, LLC, BCC State College Realty, LLC, BCC State College Realty, LP, BCC Washington Township Realty, LLC, BLC of California-San Marcos, L.P., Bloomsburg Nominee LLC, Bloomsburg Nominee LP, Brookdale Holdings, LLC, Brookdale Living Communities of Arizona-EM, LLC, Brookdale Living Communities of California, LLC, Brookdale Living Communities of California-RC, LLC, Brookdale Living Communities of California-San Marcos, LLC, Brookdale Living Communities of Illinois-2960, LLC, Brookdale Living Communities of Illinois-II, LLC, Brookdale Living Communities of Massachusetts-RB, LLC, Brookdale Living Communities of Minnesota, LLC, Brookdale Living Communities of New York-GB, LLC, Brookdale Living Communities of Washington-PP, LLC, Chippewa Nominee LLC, Chippewa Nominee LP, Dillsburg Nominee LLC, Dillsburg Nominee LP, EC Halcyon Realty, LLC, EC Hamilton Place Realty, LLC, EC Lebanon Realty, LLC, EC Timberlin Parc Realty, LLC, ElderTrust, ET Berkshire, LLC, ET Capital Corp., ET GENPAR, L.L.C., ET Lehigh, LLC, ET Pennsburg Finance, L.L.C., ET Sanatoga, LLC, ET Sub-Berkshire Limited Partnership, ET Sub-Heritage Woods, L.L.C., ET Sub-Highgate, L.P., ET Sub-Lacey I, L.L.C., ET Sub-Lehigh Limited Partnership, ET Sub-Lopatcong, L.L.C., ET Sub-Pennsburg Manor Limited Partnership, L.L.P., ET Sub-Phillipsburg I, L.L.C., ET Sub-Pleasant View, L.L.C., ET Sub-Rittenhouse Limited Partnership, L.L.P., ET Sub-Riverview Ridge Limited Partnership, L.L.P., ET Sub-Sanatoga Limited Partnership, ET Sub-SMOB,

    L.L.C., ET Sub-Wayne I Limited Partnership, L.L.P., ET Sub-Willowbrook Limited Partnership, L.L.P., ET Sub-Woodbridge, L.P., ET Wayne Finance, Inc., ET Wayne Finance, L.L.C., Hendersonville Nominee LLC, Hendersonville Nominee LP, IPC (AP) Holding LLC, IPC (HCN) Holding LLC, IPC (MT) Holding LLC, Kingsport Nominee LLC, Kingsport Nominee LP, Knoxville Nominee LLC, Knoxville Nominee LP, Lebanon Nominee LLC, Lebanon Nominee LP, Lewisburg Nominee LLC, Lewisburg Nominee LP, Lima Nominee LLC, Lima Nominee LP, Loyalsock Nominee LLC, Loyalsock Nominee LP, MAB Parent LLC, PSLT GP, LLC, PSLT OP, L.P., PSLT-ALS Properties Holdings, LLC, PSLT-ALS Properties I, LLC, PSLT-BLC Properties Holdings, LLC, River Oaks Partners, Sagamore Hills Nominee LLC, Sagamore Hills Nominee LP, Saxonburg Nominee LLC, Saxonburg Nominee LP, Shippensburg Realty Holdings, LLC, South Beaver Realty Holdings, LLC, SZR Acquisitions, LLC, SZR Burlington Inc., SZR Columbia, LLC, SZR Lincoln Park, LLC, SZR Markham Inc., SZR Mississauga Inc., SZR North Hills, LLC, SZR Norwood, LLC, SZR Oakville Inc., SZR Richmond Hill Inc., SZR Rockville LLC, SZR San Mateo LLC, SZR Scottsdale, LLC, SZR US Investments, Inc., SZR US UPREIT Three, LLC, SZR Westlake Village LLC, SZR Willowbrook LLC, SZR Windsor Inc., SZR Yorba Linda LLC, The Ponds of Pembroke Limited Partnership, United Rehab Realty Holding, LLC, Ventas Broadway MOB, LLC, Ventas Cal Sun LLC, Ventas Casper Holdings, LLC, Ventas Carroll MOB, LLC, Ventas Center MOB, LLC, Ventas DASCO MOB Holdings, LLC, Ventas Framingham, LLC, Ventas Grantor Trust #1, Ventas Grantor Trust #2, Ventas Healthcare Properties, Inc., Ventas LP Realty, L.L.C.,Ventas MO Holdings, LLC, Ventas MOB Holdings, LLC, Ventas Nexcore Holdings, LLC, Ventas of Vancouver, Limited, Ventas Provident, LLC, Ventas Realty, Limited Partnership, Ventas REIT US Holdings Inc., Ventas SSL Beacon Hill, Inc., Ventas SSL Holdings, Inc., Ventas SSL Holdings, LLC, Ventas SSL Lynn Valley, Inc., Ventas SSL Ontario II, Inc., Ventas SSL Ontario III, Inc., Ventas SSL Vancouver, Inc., Ventas SSL, Inc., Ventas Sun LLC, Ventas TRS, LLC, Ventas University MOB, LLC, VSCRE Holdings, LLC, VTRLTH MAB I, LLC, VTRLTH MAB II, LLC, Xenia Nominee LLC and Xenia Nominee LP.

 CAUTIONARY STATEMENTS

Forward-Looking Statements

        This prospectus and the documents incorporated by reference herein include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding our or our tenants', operators', managers' or borrowers' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust ("REIT"), plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will" and other similar expressions are forward-looking statements. These forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from our expectations. We do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

        Our actual future results and trends may differ materially from expectations depending on a variety of factors discussed in our filings with the Commission and under "Risk Factors." These factors include without limitation:

  •
  The ability and willingness of our operators, tenants, borrowers, managers and other third parties to meet and/or perform their obligations under their respective contractual arrangements with us, including, in some cases, their obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities;

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  The ability of our operators, tenants, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness;

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  Our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions or investments, including those in different asset types and outside the United States;

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  The nature and extent of future competition;

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  The extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates;

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  Increases in our cost of borrowing as a result of changes in interest rates and other factors;

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  The ability of our operators and managers, as applicable, to deliver high quality services, to attract and retain qualified personnel and to attract residents and patients;

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  The results of litigation affecting us;

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  Changes in general economic conditions and/or economic conditions in the markets in which we may, from time to time, compete, and the effect of those changes on our revenues and our ability to access the capital markets or other sources of funds;

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  Our ability to pay down, refinance, restructure and/or extend our indebtedness as it becomes due;

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  Our ability and willingness to maintain our qualification as a REIT due to economic, market, legal, tax or other considerations;

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  Final determination of our taxable net income for the year ended December 31, 2008 and for the year ending December 31, 2009;

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  The ability and willingness of our tenants to renew their leases with us upon expiration of the leases and our ability to reposition our properties on the same or better terms in the event such leases expire and are not renewed by our tenants or in the event we exercise our right to replace an existing tenant upon a default;

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  Risks associated with our senior living operating portfolio, such as factors causing volatility in our operating income and earnings generated by our properties, including without limitation national and regional economic conditions, costs of materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties;

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  The movement of U.S. and Canadian exchange rates;

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  Year-over-year changes in the Consumer Price Index and the effect of those changes on the rent escalators, including the rent escalator for Master Lease 2 with Kindred, and our earnings;

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  Our ability and the ability of our operators, tenants, borrowers and managers to obtain and maintain adequate liability and other insurance from reputable and financially stable providers;

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  The impact of increased operating costs and uninsured professional liability claims on the liquidity, financial condition and results of operations of our operators, tenants, borrowers and managers and the ability of our operators, tenants, borrowers and managers to accurately estimate the magnitude of those claims;

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  The ability and willingness of the lenders under our unsecured revolving credit facilities to fund, in whole or in part, borrowing requests made by us from time to time;

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  The impact of market or issuer events on the liquidity or value of our investments in marketable securities; and

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  The impact of any financial, accounting, legal or regulatory issues that may affect our major tenants, operators or managers.

        Many of these factors are beyond our control and the control of our management.

Kindred, Brookdale Senior Living and Sunrise Information

        Each of Kindred Healthcare, Inc. (together with its subsidiaries, "Kindred"), Brookdale Senior Living Inc. (together with its subsidiaries, which include Brookdale Living Communities, Inc. ("Brookdale") and Alterra Healthcare Corporation ("Alterra"), "Brookdale Senior Living") and Sunrise Senior Living, Inc. (together with its subsidiaries, "Sunrise") is subject to the reporting requirements of the Commission and is required to file with the Commission annual reports containing audited financial information and quarterly reports containing unaudited financial information. The information related to Kindred, Brookdale Senior Living and Sunrise contained or incorporated by reference in this prospectus is derived from filings made by Kindred, Brookdale Senior Living or Sunrise, as the case may be, with the Commission or other publicly available information, or has been provided to us by Kindred, Brookdale Senior Living or Sunrise. We have not verified this information either through an independent investigation or by reviewing Kindred's, Brookdale Senior Living's or Sunrise's public filings. We have no reason to believe that this information is inaccurate in any material respect, but we cannot assure you that all of this information is accurate. Kindred's, Brookdale Senior Living's and Sunrise's filings with the Commission can be found at the Commission's website at www.sec.gov. We are providing this data for informational purposes only, and you are encouraged to obtain Kindred's, Brookdale Senior Living's and Sunrise's publicly available filings from the Commission.

ABOUT THE REGISTRANTS

        The following highlights information about the registrants and our business contained elsewhere or incorporated by reference in this prospectus. It is not complete and does not contain all of the information that you should consider before investing in any of our securities. To fully understand our business, you should carefully read this prospectus together with the more detailed information incorporated by reference in this prospectus.

 Ventas

        We are a REIT with a geographically diverse portfolio of seniors housing and healthcare properties in the United States and Canada. As of December 31, 2008, this portfolio consisted of 513 assets: 248 seniors housing communities, 192 skilled nursing facilities, 41 hospitals and 32 medical office buildings ("MOBs") and other properties in 43 U.S. states and two Canadian provinces. With the exception of our seniors housing communities that are managed by Sunrise pursuant to long-term management agreements and the majority of our MOBs, we lease our properties to healthcare operating companies under "triple-net" or "absolute net" leases, which require the tenants to pay all property-related expenses. We also had real estate loan investments relating to seniors housing and healthcare companies as of December 31, 2008.

        We conduct substantially all of our business through our wholly owned subsidiaries, Ventas Realty, ElderTrust, PSLT OP, L.P. and Ventas SSL, Inc. Our primary business consists of acquiring, financing and owning seniors housing and healthcare properties and leasing those properties to third parties or operating those properties through independent third party managers.

        Our business strategy is comprised of three principal objectives: (1) portfolio diversification; (2) stable earnings and growth; and (3) maintaining a strong balance sheet and liquidity. While current conditions in the capital markets persist, maintaining a strong balance sheet and liquidity will be our primary focus.

        Our principal executive offices are located at 111 S. Wacker Drive, Suite 4800, Chicago, Illinois, 60606, and our telephone number is (877) 483-6827. We maintain a website on the Internet at http://www.ventasreit.com. Information on our website is not incorporated by reference herein and our web address is included in this prospectus as an inactive textual reference only.

Ventas Realty

        Ventas Realty is a limited partnership organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas, Inc. For more information about Ventas Realty, see "—Ventas" above.

Ventas Capital

        Ventas Capital is a wholly owned subsidiary of Ventas Realty organized under the laws of the State of Delaware for the purpose of serving as co-issuer with Ventas Realty of debt securities. Ventas Capital does not and will not have any substantial operations, assets or revenues. As a result, prospective purchasers of the debt securities of Ventas Realty and Ventas Capital should not expect Ventas Capital to participate in servicing the interest on or principal of those debt securities.

AL (AP) Holding LLC

        AL (AP) Holding LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT-ALS Properties Holdings, LLC.

 AL (HCN) Holding LLC

        AL (HCN) Holding LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of IPC (HCN) Holding LLC.

AL (MT) Holding LLC

        AL (MT) Holding LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of IPC (MT) Holding LLC.

Allison Park Nominee LLC

        Allison Park Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of IPC AL (AP) Holding LLC.

Allison Park Nominee LP

        Allison Park Nominee LP is a limited partnership organized under the laws of the State of Delaware. Allison Park Nominee LLC is a general partner of and owns a 1% interest in Allison Park Nominee LP. AL (AP) Holding LLC is a general partner of and owns a 99% interest in Allison Park Nominee LP.

BCC Altoona Realty GP, LLC

        BCC Altoona Realty GP, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of BCC Altoona Realty, LLC.

BCC Altoona Realty, LLC

        BCC Altoona Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

BCC Altoona Realty, LP

        BCC Altoona Realty, LP is a limited partnership organized under the laws of the State of Delaware. BCC Altoona Realty GP, LLC is a general partner of and owns a 1% interest in BCC Altoona Realty, LP. BCC Altoona Realty, LLC owns a 99% limited partnership interest in BCC Altoona Realty, LP.

BCC Berwick Realty GP, LLC

        BCC Berwick Realty GP, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of BCC Berwick Realty, LLC.

BCC Berwick Realty, LLC

        BCC Berwick Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

BCC Berwick Realty, LP

        BCC Berwick Realty, LP is a limited partnership organized under the laws of the State of Delaware. BCC Berwick Realty GP, LLC is a general partner of and owns a 1% interest in BCC Berwick Realty, LP. BCC Berwick Realty, LLC owns a 99% limited partnership interest in BCC Berwick Realty, LP.

 BCC Lewiston Realty GP, LLC

        BCC Lewiston Realty GP, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of BCC Lewiston Realty, LLC.

BCC Lewiston Realty, LLC

        BCC Lewiston Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

BCC Lewiston Realty, LP

        BCC Lewiston Realty, LP is a limited partnership organized under the laws of the State of Delaware. BCC Lewiston Realty GP, LLC is a general partner of and owns a 1% interest in BCC Lewiston Realty, LP. BCC Lewiston Realty, LLC owns a 99% limited partnership interest in BCC Lewiston Realty, LP.

BCC Martinsburg Realty, LLC

        BCC Martinsburg Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

BCC Medina Realty, LLC

        BCC Medina Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

BCC Ontario Realty, LLC

        BCC Ontario Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

BCC Reading Realty GP, LLC

        BCC Reading Realty GP, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of BCC Reading Realty, LLC.

BCC Reading Realty, LLC

        BCC Reading Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

BCC Reading Realty, LP

        BCC Reading Realty, LP is a limited partnership organized under the laws of the State of Delaware. BCC Reading Realty GP, LLC is a general partner of and owns a 1% interest in BCC Reading Realty, LP. BCC Reading Realty, LLC owns a 99% limited partnership interest in BCC Reading Realty, LP.

BCC Shippensburg Realty, LLC

        BCC Shippensburg Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Shippensburg Realty Holdings, LLC.

BCC South Beaver Realty, LLC

        BCC South Beaver Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of South Beaver Realty Holdings, LLC.

 BCC State College Realty GP, LLC

        BCC State College Realty GP, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of BCC State College Realty, LLC.

BCC State College Realty, LLC

        BCC State College Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

BCC State College Realty, LP

        BCC State College Realty, LP is a limited partnership organized under the laws of the State of Delaware. BCC State College Realty GP, LLC is a general partner of and owns a 1% interest in BCC State College Realty, LP. BCC State College Realty, LLC owns a 99% limited partnership interest in BCC State College Realty, LP.

BCC Washington Township Realty, LLC

        BCC Washington Township Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

BLC of California-San Marcos, L.P.

        BLC of California-San Marcos, L.P. is a limited partnership organized under the laws of the State of Delaware. Brookdale Living Communities of California-San Marcos, LLC is general partner of and owns a 1% interest in BLC of California-San Marcos, L.P. PSLT-BLC Properties Holdings, LLC owns a 99% limited partnership interest in BLC of California-San Marcos, L.P.

Bloomsburg Nominee LLC

        Bloomsburg Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of AL (HCN) Holding LLC.

Bloomsburg Nominee LP

        Bloomsburg Nominee LP is a limited partnership organized under the laws of the State of Delaware. Bloomsburg Nominee LLC is a general partner of and owns a 1% interest in Bloomsburg Nominee LP. AL (HCN) Holding LLC owns a 99% limited partnership interest in Bloomsburg Nominee LP.

Brookdale Holdings, LLC

        Brookdale Holdings, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT-BLC Properties Holdings, LLC.

Brookdale Living Communities of Arizona-EM, LLC

        Brookdale Living Communities of Arizona-EM, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT-BLC Properties Holdings, LLC.

Brookdale Living Communities of California, LLC

        Brookdale Living Communities of California, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT-BLC Properties Holdings, LLC.

 Brookdale Living Communities of California-RC, LLC

        Brookdale Living Communities of California-RC, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT-BLC Properties Holdings, LLC.

Brookdale Living Communities of California-San Marcos, LLC

        Brookdale Living Communities of California-San Marcos, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT-BLC Properties Holdings, LLC.

Brookdale Living Communities of Illinois-2960, LLC

        Brookdale Living Communities of Illinois-2960, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT-BLC Properties Holdings, LLC.

Brookdale Living Communities of Illinois-II, LLC

        Brookdale Living Communities of Illinois-II, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT-BLC Properties Holdings, LLC.

Brookdale Living Communities of Massachusetts-RB, LLC

        Brookdale Living Communities of Massachusetts-RB, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT-BLC Properties Holdings, LLC.

Brookdale Living Communities of Minnesota, LLC

        Brookdale Living Communities of Minnesota, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT-BLC Properties Holdings, LLC.

Brookdale Living Communities of New York-GB, LLC

        Brookdale Living Communities of New York-GB, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT-BLC Properties Holdings, LLC.

Brookdale Living Communities of Washington-PP, LLC

        Brookdale Living Communities of Washington-PP, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT-BLC Properties Holdings, LLC.

Chippewa Nominee LLC

        Chippewa Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of AL (MT) Holding LLC.

Chippewa Nominee LP

        Chippewa Nominee LP is a limited partnership organized under the laws of the State of Delaware. Chippewa Nominee LLC is a general partner of and owns a 1% interest in Chippewa Nominee LP. AL (MT) Holding LLC owns a 99% limited partnership interest in Chippewa Nominee LP.

 Dillsburg Nominee LLC

        Dillsburg Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of AL (MT) Holding LLC.

Dillsburg Nominee LP

        Dillsburg Nominee LP is a limited partnership organized under the laws of the State of Delaware. Dillsburg Nominee LLC is a general partner of and owns a 1% interest in Dillsburg Nominee LP. AL (MT) Holding LLC owns a 99% limited partnership interest in Dillsburg Nominee LP.

EC Halcyon Realty, LLC

        EC Halcyon Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

EC Hamilton Place Realty, LLC

        EC Hamilton Place Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

EC Lebanon Realty, LLC

        EC Lebanon Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

EC Timberlin Parc Realty, LLC

        EC Timberlin Parc Realty, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

ElderTrust

        ElderTrust is a real estate investment trust organized under the laws of the State of Maryland. It is a wholly owned direct subsidiary of Ventas, Inc.

ET Berkshire, LLC

        ET Berkshire, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

ET Capital Corp.

        ET Capital Corp. is a corporation organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

ET GENPAR, L.L.C.

        ET GENPAR, L.L.C. is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

ET Lehigh, LLC

        ET Lehigh, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

 ET Pennsburg Finance, L.L.C.

        ET Pennsburg Finance, L.L.C. is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

ET Sanatoga, LLC

        ET Sanatoga, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

ET Sub-Berkshire Limited Partnership

        ET Sub-Berkshire Limited Partnership is a limited partnership organized under the laws of the State of Delaware. ET Berkshire, LLC is the general partner of and owns a 1% interest in ET Sub-Berkshire Limited Partnership. ElderTrust owns a 99% limited partnership interest in ET Sub-Berkshire Limited Partnership.

ET Sub-Heritage Woods, L.L.C.

        ET Sub-Heritage Woods, L.L.C. is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

ET Sub-Highgate, L.P.

        ET Sub-Highgate, L.P. is a limited partnership organized under the laws of the Commonwealth of Pennsylvania. ET GENPAR, L.L.C. is the general partner of and owns a 0.1% interest in ET Sub-Highgate, L.P. ElderTrust owns a 99.9% limited partnership interest in ET Sub-Highgate, L.P.

ET Sub-Lacey I, L.L.C.

        ET Sub-Lacey I, L.L.C. is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

ET Sub-Lehigh Limited Partnership

        ET Sub-Lehigh Limited Partnership is a limited partnership organized under the laws of the State of Delaware. ET Lehigh, LLC. is the general partner of and owns a 1% interest in ET Sub-Lehigh Limited Partnership. ElderTrust owns a 99% limited partnership interest in ET Sub-Lehigh Limited Partnership.

ET Sub-Lopatcong, L.L.C.

        ET Sub-Lopatcong, L.L.C. is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

ET Sub-Pennsburg Manor Limited Partnership, L.L.P.

        ET Sub-Pennsburg Manor Limited Partnership, L.L.P. is a registered limited liability partnership organized under the laws of the Commonwealth of Virginia. ET Pennsburg Finance, L.L.C. is the general partner of and owns a 0.1% interest in ET Sub-Pennsburg Manor Limited Partnership, L.L.P. ElderTrust owns a 99.9% limited partnership interest in ET Sub-Pennsburg Manor Limited Partnership, L.L.P.

ET Sub-Phillipsburg I, L.L.C.

        ET Sub-Phillipsburg I, L.L.C. is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

 ET Sub-Pleasant View, L.L.C.

        ET Sub-Pleasant View, L.L.C. is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

ET Sub-Rittenhouse Limited Partnership, L.L.P.

        ET Sub-Rittenhouse Limited Partnership, L.L.P. is a registered limited liability partnership organized under the laws of the Commonwealth of Virginia. ET GENPAR, L.L.C. is the general partner of and owns a 0.1% interest in ET Sub-Rittenhouse Limited Partnership, L.L.P. ElderTrust owns a 99.9% limited partnership interest in ET Sub-Rittenhouse Limited Partnership, L.L.P.

ET Sub-Riverview Ridge Limited Partnership, L.L.P.

        ET Sub-Riverview Ridge Limited Partnership, L.L.P. is a registered limited liability partnership organized under the laws of the Commonwealth of Virginia. ET GENPAR, L.L.C. is the general partner of and owns a 0.1% interest in ET Sub-Riverview Ridge Limited Partnership, L.L.P. ElderTrust owns a 99.9% limited partnership interest in ET Sub-Riverview Ridge Limited Partnership, L.L.P.

ET Sub-Sanatoga Limited Partnership

        ET Sub-Sanatoga Limited Partnership is a limited partnership organized under the laws of the State of Delaware. ET Sanatoga, LLC is the general partner of and owns a 1% interest in ET Sub-Sanatoga Limited Partnership. ElderTrust owns a 99% limited partnership interest in ET Sub-Sanatoga Limited Partnership.

ET Sub-SMOB, L.L.C.

        ET Sub-SMOB, L.L.C. is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

ET Sub-Wayne I Limited Partnership, L.L.P.

        ET Sub-Wayne Limited Partnership, L.L.P. is a registered limited liability partnership organized under the laws of the Commonwealth of Virginia. ET Wayne Finance, L.L.C. is the general partner of and owns a 0.1% interest in ET Sub-Wayne I Limited Partnership, L.L.P. ElderTrust owns a 99.9% limited partnership interest in ET Sub-Wayne I Limited Partnership, L.L.P.

ET Sub-Willowbrook Limited Partnership, L.L.P.

        ET Sub-Willowbrook Limited Partnership, L.L.P. is a registered limited liability partnership organized under the laws of the Commonwealth of Virginia. ET GENPAR, L.L.C. is the general partner of and owns a 0.1% interest in ET Sub-Willowbrook Limited Partnership, L.L.P. ElderTrust owns a 99.9% limited partnership interest in ET Sub-Willowbrook Limited Partnership, L.L.P.

ET Sub-Woodbridge, L.P.

        ET Sub-Woodbridge, L.P. is a limited partnership organized under the laws of the Commonwealth of Pennsylvania. ET GENPAR, L.L.C. is the general partner of and owns a 0.1% interest in ET Sub-Woodbridge, L.P. ElderTrust owns a 99.9% limited partnership interest in ET Sub-Woodbridge, L.P.

ET Wayne Finance, Inc.

        ET Wayne Finance, Inc. is a corporation organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

 ET Wayne Finance, L.L.C.

        ET Wayne Finance, L.L.C. is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of ElderTrust.

Hendersonville Nominee LLC

        Hendersonville Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of AL (MT) Holding LLC.

Hendersonville Nominee LP

        Hendersonville Nominee LP is a limited partnership organized under the laws of the State of Delaware. Hendersonville Nominee LLC is a general partner of and owns a 1% interest in Hendersonville Nominee LP. AL (MT) Holding LLC owns a 99% limited partnership interest in Hendersonville Nominee LP.

IPC (AP) Holding LLC

        IPC (AP) Holding LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT OP, LP.

IPC (HCN) Holding LLC

        IPC (HCN) Holding LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT OP, LP.

IPC (MT) Holding LLC

        IPC (MT) Holding LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT OP, LP.

Kingsport Nominee LLC

        Kingsport Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of AL (MT) Holding LLC.

Kingsport Nominee LP

        Kingsport Nominee LP is a limited partnership organized under the laws of the State of Delaware. Kingsport Nominee LLC is a general partner of and owns a 1% interest in Kingsport Nominee LP. AL (MT) Holding LLC owns a 99% limited partnership interest in Kingsport Nominee LP.

Knoxville Nominee LLC

        Knoxville Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of AL (MT) Holding LLC.

Knoxville Nominee LP

        Knoxville Nominee LP is a limited partnership organized under the laws of the State of Delaware. Knoxville Nominee LLC is a general partner of and owns a 1% interest in Knoxville Nominee LP. AL (MT) Holding LLC owns a 99% limited partnership interest in Knoxville Nominee LP.

Lebanon Nominee LLC

        Lebanon Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of AL (HCN) Holding LLC.

 Lebanon Nominee LP

        Lebanon Nominee LP is a limited partnership organized under the laws of the State of Delaware. Lebanon Nominee LLC is a general partner of and owns a 1% interest in Lebanon Nominee LP. AL (HCN) Holding LLC owns a 99% limited partnership interest in Lebanon Nominee LP.

Lewisburg Nominee LLC

        Lewisburg Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of AL (MT) Holding LLC.

Lewisburg Nominee LP

        Lewisburg Nominee LP is a limited partnership organized under the laws of the State of Delaware. Lewisburg Nominee LLC is a general partner of and owns a 1% interest in Lewisburg Nominee LP. AL (MT) Holding LLC owns a 99% limited partnership interest in Lewisburg Nominee LP.

Lima Nominee LLC

        Lima Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of AL (MT) Holding LLC.

Lima Nominee LP

        Lima Nominee LP is a limited partnership organized under the laws of the State of Delaware. Lima Nominee LLC is a general partner of and owns a 1% interest in Lima Nominee LP. AL (MT) Holding LLC owns a 99% limited partnership interest in Lima Nominee LP.

Loyalsock Nominee LLC

        Loyalsock Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of AL (HCN) Holding LLC.

Loyalsock Nominee LP

        Loyalsock Nominee LP is a limited partnership organized under the laws of the State of Delaware. Loyalsock Nominee LLC is a general partner of and owns a 1% interest in Loyalsock Nominee LP. AL (HCN) Holding LLC owns a 99% limited partnership interest in Loyalsock Nominee LP.

MAB Parent LLC

        MAB Parent, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas MOB Holdings, LLC.

PSLT GP, LLC

        PSLT GP, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas Provident, LLC.

PSLT OP, L.P.

        PSLT OP, L.P. is a limited partnership organized under the laws of the State of Delaware. PSLT GP, LLC is the general partner of and owns a 1% interest in PSLT OP, L.P. Ventas Provident, LLC owns a 97.55% limited partnership interest in PSLT OP, L.P. ElderTrust owns a 1.45% limited partnership interest in PSLT OP, L.P.

 PSLT-ALS Properties Holdings, LLC

        PSLT-ALS Properties Holdings, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT OP, L.P.

PSLT-ALS Properties I, LLC

        PSLT-ALS Properties I, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT-ALS Properties Holdings, LLC.

PSLT-BLC Properties Holdings, LLC

        PSLT-BLC Properties Holdings, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of PSLT OP, L.P.

River Oaks Partners

        River Oaks Partners is a general partnership organized under the laws of the State of Illinois. Brookdale Holdings, LLC is a general partner of and owns a 1% interest in River Oaks Partners. PSLT-BLC Properties Holdings, LLC is a general partner of and owns a 99% interest in River Oaks Partners.

Sagamore Hills Nominee LLC

        Sagamore Hills Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of AL (HCN) Holding LLC.

Sagamore Hills Nominee LP

        Sagamore Hills Nominee LP is a limited partnership organized under the laws of the State of Delaware. Sagamore Hills Nominee LLC is a general partner of and owns a 1% interest in Sagamore Hills Nominee LP. AL (HCN) Holding LLC owns a 99% limited partnership interest in Sagamore Hills Nominee LP.

Saxonburg Nominee LLC

        Saxonburg Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of AL (HCN) Holding LLC.

Saxonburg Nominee LP

        Saxonburg Nominee LP is a limited partnership organized under the laws of the State of Delaware. Saxonburg Nominee LLC is a general partner of and owns a 1% interest in Saxonburg Nominee LP. AL (HCN) Holding LLC owns a 99% limited partnership interest in Saxonburg Nominee LP.

Shippensburg Realty Holdings, LLC

        Shippensburg Realty Holdings, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

South Beaver Realty Holdings, LLC

        South Beaver Realty Holdings, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

 SZR Acquisitions, LLC

        SZR Acquisitions, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of SZR US Investments, Inc.

SZR Burlington Inc.

        SZR Burlington Inc. is a corporation organized under the laws of the Province of Ontario, Canada. It is a wholly owned direct subsidiary of Ventas Grantor Trust #2.

SZR Columbia, LLC

        SZR Columbia, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of SZR US Investments, Inc.

SZR Lincoln Park, LLC

        SZR Lincoln Park, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of SZR US UPREIT Three, LLC.

SZR Markham Inc.

        SZR Markham Inc. is a corporation organized under the laws of the Province of Ontario, Canada. It is a wholly owned direct subsidiary of Ventas SSL Ontario III, Inc.

SZR Mississauga Inc.

        SZR Mississauga Inc. is a corporation organized under the laws of the Province of Ontario, Canada. It is a wholly owned direct subsidiary of Ventas SSL Ontario III, Inc.

SZR North Hills, LLC

        SZR North Hills, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of SZR US UPREIT Three, LLC.

SZR Norwood, LLC

        SZR Norwood, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of SZR US Investments, Inc.

SZR Oakville Inc.

        SZR Oakville Inc. is a corporation organized under the laws of the Province of Ontario, Canada. It is a wholly owned direct subsidiary of Ventas Grantor Trust #2.

SZR Richmond Hill Inc.

        SZR Richmond Hill Inc. is a corporation organized under the laws of the Province of Ontario, Canada. It is a wholly owned direct subsidiary of Ventas SSL Ontario III, Inc.

SZR Rockville LLC

        SZR Rockville LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of SZR US Investments, Inc.

SZR San Mateo LLC

        SZR San Mateo LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of SZR US Investments, Inc.

 SZR Scottsdale, LLC

        SRZ Scottsdale, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of SZR US Investments, Inc.

SZR US Investments, Inc.

        SZR US Investments, Inc. is a corporation organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas Cooperatief, U.A.

SZR US UPREIT Three, LLC

        SZR US UPREIT Three, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of SZR US Investments, Inc.

SZR Westlake Village LLC

        SZR Westlake Village LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of SZR US UPREIT Three, LLC.

SZR Willowbrook LLC

        SZR Willowbrook LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of SZR US Investments, Inc.

SZR Windsor Inc.

        SZR Windsor Inc. is a corporation organized under the laws of the Province of Ontario, Canada. It is a wholly owned direct subsidiary of Ventas Grantor Trust #2.

SZR Yorba Linda LLC

        SZR Yorba Linda LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of SZR US UPREIT Three, LLC.

The Ponds of Pembroke Limited Partnership

        The Ponds of Pembroke Limited Partnership is a limited partnership organized under the laws of the State of Illinois. Brookdale Holdings, LLC is general partner of and owns a 1% interest in The Ponds of Pembroke Limited Partnership. PSLT-BLC Properties Holdings, LLC owns a 99% limited partnership interest in The Ponds of Pembroke Limited Partnership.

United Rehab Realty Holding, LLC

        United Rehab Realty Holding, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of VSCRE Holdings, LLC.

Ventas Broadway MOB, LLC

        Ventas Broadway MOB, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas Nexcore Holdings, LLC.

Ventas Cal Sun LLC

        Ventas Cal Sun LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas Realty.

 Ventas Casper Holdings, LLC

        Ventas Casper Holdings, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas Realty, Limited Partnership.

Ventas Carroll MOB, LLC

        Ventas Carroll MOB, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas MOB Holdings, LLC.

Ventas Center MOB, LLC

        Ventas Center MOB, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas MO Holdings, LLC.

Ventas DASCO MOB Holdings, LLC

        Ventas DASCO MOB Holdings, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas MOB Holdings, LLC.

Ventas Framingham, LLC

        Ventas Framingham, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas Realty.

Ventas Grantor Trust #1

        Ventas Grantor Trust #1 is a US Grantor Trust organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas SSL Holdings, Inc.

Ventas Grantor Trust #2

        Ventas Grantor Trust #2 is a US Grantor Trust organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas Grantor Trust #1.

Ventas Healthcare Properties, Inc.

        Ventas Healthcare Properties, Inc. is a corporation organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas, Inc.

Ventas LP Realty, L.L.C.

        Ventas LP Realty, L.L.C. is a limited liability company organized under the laws of the State of Delaware. Ventas, Inc. is the sole member of Ventas LP Realty, L.L.C. Ventas LP Realty, L.L.C. owns a 1% limited partnership interest in Ventas Realty and conducts no other business and owns no other assets.

Ventas MO Holdings, LLC

        Ventas MO Holdings, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas MOB Holdings, LLC.

Ventas MOB Holdings, LLC

        Ventas MOB Holdings, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas Realty, Limited Partnership.

 Ventas Nexcore Holdings, LLC

        Ventas Nexcore Holdings, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas MOB Holdings, LLC.

Ventas of Vancouver, Limited

        Ventas of Vancouver, Limited is a corporation organized under the laws of the Island of Jersey. It is a wholly owned direct subsidiary of Ventas Grantor Trust #2.

Ventas Provident, LLC

        Ventas Provident, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas Realty.

Ventas REIT US Holdings, Inc.

        Ventas REIT US Holdings, Inc. is a corporation organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of SZR US Investments, Inc.

Ventas SSL Beacon Hill, Inc.

        Ventas SSL Beacon Hill, Inc. is a corporation organized under the laws of the Province of Ontario, Canada. It is a wholly owned direct subsidiary of Ventas SSL Ontario III, Inc.

Ventas SSL Holdings, Inc.

        Ventas SSL Holdings, Inc. is a corporation organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas SSL, Inc.

Ventas SSL Holdings, LLC

        Ventas SSL Holdings, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas SSL Holdings, Inc.

Ventas SSL, Inc.

        Ventas SSL, Inc. is a corporation organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas, Inc.

Ventas SSL Lynn Valley, Inc.

        Ventas SSL Lynn Valley, Inc. is a corporation organized under the laws of the Province of Ontario, Canada. It is a wholly owned direct subsidiary of Ventas SSL Ontario III, Inc.

Ventas SSL Ontario II, Inc.

        Ventas SSL Ontario II, Inc. is a corporation organized under the laws of the Province of Ontario, Canada. It is a wholly owned direct subsidiary of Ventas SSL, Inc.

Ventas SSL Ontario III, Inc.

        Ventas SSL Ontario III, Inc. is a corporation organized under the laws of the Province of Ontario, Canada. It is a wholly owned direct subsidiary of Ventas SSL, Inc.

Ventas SSL Vancouver, Inc.

        Ventas SSL Vancouver, Inc. is a corporation organized under the laws of the Province of Ontario, Canada. It is a wholly owned direct subsidiary of Ventas Grantor Trust #2.

 Ventas Sun LLC

        Ventas Sun LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas Realty.

Ventas TRS, LLC

        Ventas TRS, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas Realty.

Ventas University MOB, LLC

        Ventas University MOB, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas MOB Holdings, LLC.

VSCRE Holdings, LLC

        VSCRE Holdings, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of Ventas Realty.

VTRLTH MAB I, LLC

        VTRLTH MAB I, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of MAB Parent, LLC.

VTRLTH MAB II, LLC

        VTRLTH MAB II, LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of MAB Parent, LLC.

Xenia Nominee LLC

        Xenia Nominee LLC is a limited liability company organized under the laws of the State of Delaware. It is a wholly owned direct subsidiary of AL (MT) Holding LLC.

Xenia Nominee LP

        Xenia Nominee LP is a limited partnership organized under the laws of the State of Delaware. Xenia Nominee LLC LLC is a general partner of and owns a 1% partnership interest in Xenia Nominee LP. AL (MT) Holding LLC owns a 99% limited partnership interest in Xenia Nominee LP.

 RISK FACTORS

        Before you invest in our securities, you should carefully consider the risks involved. These risks include, but are not limited to:

  •
  the risks described in Ventas, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2008, which is incorporated by reference in this prospectus; and

  •
  any risks that may be described in other filings we make with the Commission or in the prospectus supplements relating to specific offerings of securities.

USE OF PROCEEDS

        Unless otherwise described in a prospectus supplement, we intend to use our net proceeds from the sale of any securities under this prospectus for general corporate purposes, which may include acquiring and investing in additional properties and businesses and the repayment of borrowings under our unsecured revolving credit facilities or other debt. Until we apply the proceeds from a sale of securities to their intended purposes, we may invest those proceeds in short-term investments, including repurchase agreements, some or all of which may not be investment grade.

RATIO OF EARNINGS TO FIXED CHARGES

        The following table shows our ratios of (1) earnings to fixed charges and (2) earnings to combined fixed charges and preferred stock dividends for each of the periods indicated. We do not currently have any preferred stock outstanding.

	Year Ended December 31,
	2004	2005	2006	2007	2008
Ratio of earnings to fixed charges	2.59x	2.24x	1.93x	1.59x	1.71x
Ratio of earnings to combined fixed charges and preferred stock dividends	2.59x	2.24x	1.93x	1.57x	1.71x

        For these ratios, earnings consist of earnings before net loss on real estate disposals, reversal of contingent liability, income taxes, minority interest, discontinued operations and preferred stock dividends and issuance costs, plus fixed charges excluding capitalized interest. Fixed charges consist of interest expensed and capitalized, plus the portion of rent expense under operating leases deemed by us to be representative of the interest factor.

DESCRIPTION OF VENTAS, INC. COMMON STOCK

        This section describes the general terms and provisions of Ventas, Inc.'s common stock. The prospectus supplement relating to any offering of common stock, or other securities convertible into or exchangeable or exercisable for common stock, will describe more specific terms of the offering of common stock or other securities, including the number of shares offered, the initial offering price, and market price and dividend information.

        The summary set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to Ventas, Inc.'s Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and Ventas, Inc.'s Third Amended and Restated Bylaws, as amended (the "Bylaws"), each of which is filed or incorporated by reference as an exhibit to the registration statement, of which this prospectus is a part, and incorporated by reference herein. You should read Ventas, Inc.'s Certificate of Incorporation and Bylaws for additional information before you purchase any shares of Ventas, Inc. common stock.

General

        Ventas, Inc.'s Certificate of Incorporation provides that Ventas, Inc. may issue up to 300,000,000 shares of common stock, par value $0.25 per share. As of March 31, 2009, 143,450,169 shares of common stock were issued and outstanding.

        All shares of common stock offered hereby, when issued, will be duly authorized, fully paid and nonassessable. Subject to the preferential rights of any other shares of capital stock and to certain provisions of Ventas, Inc.'s Certificate of Incorporation, holders of shares of common stock are entitled to receive distributions if, as and when authorized and declared by the Board of Directors out of assets legally available therefor and to share ratably in our assets legally available for distribution to our stockholders in the event of our liquidation, dissolution or winding-up after payment of, or adequate provision for, all of our known debts and liabilities. We currently expect to continue to make quarterly distributions, and from time to time we may make additional distributions.

        Holders of shares of common stock are entitled to one vote per share on all matters on which the holders of common stock are entitled to vote. Holders of shares of common stock have no conversion, sinking fund, redemption or preemptive rights to subscribe for any of our securities. Subject to certain provisions of Ventas, Inc.'s Certificate of Incorporation, shares of common stock have equal distribution, liquidation and other rights.

Certain Anti-Takeover Provisions

        In order to preserve our ability to maintain REIT status, Ventas, Inc.'s Certificate of Incorporation provides that if a person acquires beneficial ownership of greater than 9% of our outstanding common stock, the shares that are beneficially owned in excess of such 9% limit are considered to be "excess shares." Excess shares are automatically deemed transferred to a trust for the benefit of a charitable institution or other qualifying organization selected by our Board of Directors. The trust is entitled to all dividends with respect to the excess shares and the trustee may exercise all voting power over the excess shares. We have the right to buy the excess shares for a purchase price equal to the lesser of (1) the price per share in the transaction that created the excess shares, or (2) the market price on the date we buy the shares, and we may defer payment of the purchase price for up to five years. If we do not purchase the excess shares, the trustee of the trust is required to transfer the excess shares at the direction of the Board of Directors. The owner of the excess shares is entitled to receive the lesser of the proceeds from the sale of the excess shares or the original purchase price for such excess shares, and any additional amounts are payable to the beneficiary of the trust. The Board of Directors may grant waivers from the excess share limitations.

 DESCRIPTION OF VENTAS, INC. PREFERRED STOCK

        This section describes the general terms and provisions of Ventas, Inc.'s preferred stock. The prospectus supplement relating to any offering of preferred stock, or other securities convertible into or exchangeable or exercisable for preferred stock, will describe more specific terms of the preferred stock being offered, including the designation of the series, the number of shares offered, the initial offering price and any voting, dividend and liquidation preference rights, and any general terms described in this section that will not apply to those shares of preferred stock.

        The summary set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to Ventas, Inc.'s Certificate of Incorporation, as amended, and the certificate of designation relating to the applicable series of preferred stock that we will file with the Commission, each of which is or will be filed or incorporated by reference as an exhibit to the registration statement of which this prospectus is a part and incorporated herein by reference. You should read Ventas, Inc.'s Certificate of Incorporation and such certificate of designation for additional information before you buy any shares of Ventas, Inc. preferred stock.

General

        Ventas, Inc.'s Certificate of Incorporation provides that Ventas, Inc. may issue up to 10,000,000 shares of preferred stock, par value $1.00 per share. As of March 31, 2009, no shares of preferred stock were issued or outstanding.

        Our Board of Directors has authority, without approval of the stockholders, to issue preferred stock in one or more series having the powers, preferences and other rights as it may determine from time to time. The preferred stock will have the rights described in this section unless the applicable prospectus supplement provides otherwise. You should read the prospectus supplement relating to the particular series of the preferred stock being offered for specific terms, including some or all of the following:

  •
  the description of the shares of preferred stock;

  •
  the number of shares of preferred stock offered;

  •
  the voting rights, if any, of the holders of the shares of preferred stock;

  •
  the offering price of the shares of preferred stock;

  •
  the distribution rate, when distributions will be paid, or the method of determining the distribution rate if it is based on a formula or not otherwise fixed;

  •
  the date from which distributions on the shares of preferred stock shall accumulate;

  •
  the provisions for any auctioning or remarketing, if any, of the shares of preferred stock;

  •
  the provision, if any, for redemption or a sinking fund;

  •
  the liquidation preference per share;

  •
  any listing of the shares of preferred stock on a securities exchange;

  •
  whether the shares of preferred stock will be convertible or exchangeable and, if so, the security into which they are convertible or exchangeable and the terms and conditions of conversion or exchange, including the conversion price or exchange rate or the manner of determining it;

  •
  whether interests in the shares of preferred stock will be represented by depositary shares as more fully described below under "Description of Ventas, Inc. Depositary Shares";

  •
  the federal income tax consequences of owning the preferred stock;

  •
  the relative ranking and preferences of the shares of preferred stock as to distribution and liquidation rights;

  •
  any limitations on issuance of any shares of preferred stock ranking senior to or on a parity with the series of preferred stock being offered as to distribution and liquidation rights;

  •
  any limitations on direct or beneficial ownership and restrictions on transfer, in each case as may be appropriate to preserve our status as a REIT; and

  •
  any other terms of the preferred stock.

        As described under "Description of Ventas, Inc. Depositary Shares," Ventas, Inc. may, at its option, elect to offer depositary shares evidenced by depositary receipts. If Ventas, Inc. elects to do this, each depositary receipt will represent a fractional interest in a share of the particular series of preferred stock issued and deposited with a depositary. The applicable prospectus supplement will specify that fractional interest.

Ranking

        Unless our Board of Directors otherwise determines and we so specify in the applicable prospectus supplement, we expect that the shares of preferred stock will, with respect to distribution rights and rights upon liquidation or dissolution, rank senior to all shares of Ventas, Inc. common stock.

Dividends

        Holders of shares of preferred stock of each series will be entitled to receive dividends at the rates and on the dates shown in the applicable prospectus supplement if, as and when authorized and declared by our Board of Directors out of assets legally available therefor. We will pay each dividend to holders of record as they appear on our share transfer books on the record dates fixed by our Board of Directors. In the case of shares of preferred stock represented by depositary receipts, the records of the depositary referred to under "Description of Ventas, Inc. Depositary Shares" will determine the persons to whom dividends are payable.

        Dividends on any series of preferred stock may be cumulative or noncumulative, as provided in the applicable prospectus supplement. We refer to each particular series, for ease of reference, as the applicable series. Cumulative dividends will be cumulative from and after the date shown in the applicable prospectus supplement. If our Board of Directors fails to authorize a dividend on any applicable series that is noncumulative, the holders will have no right to receive, and we will have no obligation to pay, a dividend in respect of the applicable dividend period, whether or not dividends on that series are declared payable in the future.

        If the applicable series is entitled to a cumulative dividend, we may not declare, or pay or set aside for payment, a dividend on any other series of preferred stock ranking, as to dividends on a parity with or junior to the applicable series, unless we declare, and either pay or set aside for payment, full cumulative dividends on the applicable series for all past dividends periods and the then current dividend period. If the applicable series does not have a cumulative dividend, we must declare, and pay or set aside for payment, full dividends for the then current dividend period only. When dividends are not paid, or set aside for payment, in full on any applicable series and the shares of any other series ranking on a parity as to dividends with the applicable series, we must declare, and pay or set aside for payment, all dividends upon the applicable series and any other parity series proportionately, in accordance with accrued and unpaid dividends of the several series. For these purposes, accrued and unpaid dividends do not include unpaid dividend periods on noncumulative shares of preferred stock. No interest will be payable in respect of any dividend payment that may be in arrears.

        Except as provided in the immediately preceding paragraph, unless we declare, and pay or set aside for payment, full cumulative dividends, including for the then current period, on any applicable series entitled to a cumulative dividend, we may not declare, or pay or set aside for payment, any dividends on common stock or any other equity securities ranking junior to or on a parity with the applicable series as to dividends or upon liquidation. The foregoing restriction does not apply to dividends paid in common stock or other equity securities ranking junior to the applicable series as to dividends and upon liquidation. If the applicable series does not have cumulative dividends, we need only declare, and pay or set aside for payment, the dividend for the then current period before declaring dividends on shares of common stock or junior or parity securities. In addition, under the circumstances in which we could not declare a dividend, we may not redeem, purchase or otherwise acquire for any consideration any shares of common stock or other parity or junior equity securities, except upon conversion into or exchange for shares of common stock or other junior equity securities. We may, however, make purchases and redemptions otherwise prohibited pursuant to certain redemptions or pro rata offers to purchase the outstanding shares of the applicable series and any other parity series of preferred stock.

        We will credit any dividend payment made on an applicable series first against the earliest accrued but unpaid dividend due with respect to the series.

Redemption

        We may have the right or may be required to redeem the applicable series, as a whole or in part, in each case upon the terms, if any, and at the times and at the redemption prices shown in the applicable prospectus supplement.

        If the applicable series is subject to mandatory redemption, we will specify in the applicable prospectus supplement the number of shares we are required to redeem, when those redemptions start, the redemption price, and any other terms and conditions affecting the redemption. The redemption price will include all accrued and unpaid dividends, except in the case of noncumulative preferred stock. The redemption price may be payable in cash or other property, as specified in the applicable prospectus supplement. If the redemption price for the applicable series is payable only from the net proceeds of our issuance of capital stock, the terms of the preferred stock may provide that, if no shares of capital stock shall have been issued or to the extent the net proceeds from any issuance are insufficient to pay in full the aggregate redemption price then due, the shares of preferred stock will automatically and mandatorily be converted into shares of capital stock pursuant to conversion provisions specified in the applicable prospectus supplement.

Liquidation Preference

        The applicable prospectus supplement will describe the liquidation preference of the applicable series. Upon the voluntary or involuntary liquidation of Ventas, Inc., before any distribution may be made to the holders of shares of Ventas, Inc. common stock or any other shares of capital stock ranking junior to the applicable series in the distribution of assets upon liquidation, the holders of that series will be entitled to receive, out of assets legally available therefor, liquidating distributions in the amount of the liquidation preference, plus an amount equal to all accrued and unpaid distributions. If the applicable series does not have a cumulative dividend, accrued and unpaid dividends include only the then current dividend period. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of shares of the applicable series will have no right or claim to any of our remaining asset, and our remaining assets will be distributed among the holders of any other shares of capital stock ranking junior to the applicable series upon liquidation, according to their rights and preferences.

        If, upon any voluntary or involuntary liquidation, our available assets are insufficient to pay the amount of the liquidating distributions on all outstanding shares of any series and the corresponding amounts payable on all shares of capital stock ranking on a parity in the distribution of assets with that series, then the holders of that series and all other equally ranking shares of capital stock shall share ratably in the distribution in proportion to the full liquidating distributions to which they would otherwise be entitled.

Voting Rights

        Holders of shares of the applicable series will not have any voting rights, except as otherwise from time to time required by law or as specified in the applicable prospectus supplement.

        As more fully described under "Description of Ventas, Inc. Depositary Shares" below, if Ventas, Inc. elects to issue depositary shares, each representing a fraction of a share of a series of preferred stock, each depositary will in effect be entitled to a fraction of a vote per depositary share.

Conversion Rights

        We will describe in the applicable prospectus supplement the terms and conditions, if any, upon which you may, or we may require you to, convert shares of the applicable series into shares of common stock or any other class or series of shares of capital stock. The terms will include the number of shares of common stock or other securities into which the shares of the applicable series are convertible, the conversion price (or the manner of determining it), the conversion period, provisions as to whether conversion will be at the option of the holders of the series or at our option, the events requiring an adjustment of the conversion price, and provisions affecting conversion upon the redemption of shares of the series.

Our Exchange Rights

        We will describe in the applicable prospectus supplement the terms and conditions, if any, upon which we can require you to exchange shares of the applicable series for debt securities. If an exchange is required, you will receive debt securities with a principal amount equal to the liquidation preference of the applicable series. The other terms and provisions of the debt securities will not be materially less favorable to you than those of the series of preferred stock being exchanged.

Certain Anti-Takeover Provisions

        In order to preserve our ability to maintain REIT status, Ventas, Inc.'s Certificate of Incorporation provides that if a person acquires beneficial ownership of greater than 9.9% of our outstanding preferred stock, the shares that are beneficially owned in excess of such 9.9% limit are considered to be "excess shares." Excess shares are automatically deemed transferred to a trust for the benefit of a charitable institution or other qualifying organization selected by our Board of Directors. The trust is entitled to all dividends with respect to the excess shares and the trustee may exercise all voting power over the excess shares. We have the right to buy the excess shares for a purchase price equal to the lesser of (1) the price per share in the transaction that created the excess shares, or (2) the market price on the date we buy the shares, and we may defer payment of the purchase price for up to five years. If we do not purchase the excess shares, the trustee of the trust is required to transfer the excess shares at the direction of the Board of Directors. The owner of the excess shares is entitled to receive the lesser of the proceeds from the sale of the excess shares or the original purchase price for such excess shares, and any additional amounts are payable to the beneficiary of the trust. The Board of Directors may grant waivers from the excess share limitations.

DESCRIPTION OF VENTAS, INC. DEPOSITARY SHARES

        This section describes the general terms and provisions of shares of Ventas, Inc. preferred stock represented by depositary shares. The prospectus supplement relating to the offering of depositary shares will describe more specific terms of the depositary shares being offered, including the number of shares offered, the initial offering price and the powers, preferences and other rights of the underlying preferred stock and any general terms outlined in this section that will not apply to those depositary shares.

        The summary set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the applicable deposit agreement (including the depositary receipt), the form of which is or will be filed or incorporated by reference as an exhibit to the registration statement of which this prospectus is a part and incorporated herein by reference. You should read the form of deposit agreement (including the depositary receipt) for additional information before you buy any Ventas, Inc. depositary shares.

General

        Ventas, Inc. may, at its option, elect to offer fractional interests in shares of preferred stock, rather than shares of preferred stock. If we exercise this option, we will appoint a depositary to issue depositary receipts representing those fractional interests. Shares of preferred stock of each series represented by depositary shares will be deposited under a separate deposit agreement between us and the depositary. The applicable prospectus supplement will provide the name and address of the depositary. Subject to the terms of the applicable deposit agreement, each owner of depositary shares will be entitled to all of the dividend, voting, conversion, redemption, liquidation and other rights and preferences of the shares of preferred stock represented by those depositary shares.

        Depositary receipts issued pursuant to the applicable deposit agreement will evidence ownership of depositary shares. Upon surrender of depositary receipts at the office of the depositary, and upon payment of the charges provided in and subject to the terms of the deposit agreement, a holder of depositary shares will be entitled to receive the shares of preferred stock underlying the surrendered depositary receipts.

Dividends and Other Distributions

        The depositary will be required to distribute all dividends or other cash distributions received in respect of the applicable shares of preferred stock to the record holders of depositary receipts evidencing the related depositary shares in proportion to the number of depositary receipts owned by the holders. Fractions will be rounded down to the nearest whole cent.

        If the distribution is other than in cash, the depositary will be required to distribute property received by it to the record holders of depositary receipts entitled thereto, unless the depositary determines that it is not feasible to make the distribution. In that case, the depositary may, with our approval, sell the property and distribute the net proceeds from the sale to the holders of depositary shares.

        Depositary shares that represent shares of preferred stock that have been converted or exchanged will not be entitled to distributions. The deposit agreement will also contain provisions relating to the manner in which any subscription or similar rights we offer to holders of shares of preferred stock will be made available to holders of depositary shares. All distributions will be subject to obligations of holders to file proofs, certificates and other information and to pay certain charges and expenses to the depositary.

Withdrawal of Shares of Preferred Stock

        You may receive the number of whole shares of the applicable series of preferred stock and any money or other property represented by your depositary receipts after surrendering your depositary receipts at the corporate trust office of the depositary. Partial shares of preferred stock will not be issued. If the depositary shares that you surrender exceed the number of depositary shares that represent the number of whole shares of preferred stock you wish to withdraw, then the depositary will deliver to you at the same time a new depositary receipt evidencing the excess number of depositary shares. Once you have withdrawn your shares of preferred stock, you will not be entitled to re-deposit those shares of preferred stock under the deposit agreement in order to receive depositary shares. We do not expect that there will be any public trading market for withdrawn shares of preferred stock.

Redemption of Depositary Shares

        If we redeem shares of the applicable series of preferred stock underlying the depositary shares, the depositary will redeem the depositary shares from the proceeds it receives. The redemption price per depositary share will be equal to the applicable fraction of the redemption price per share payable with respect to the applicable series of preferred stock. The redemption date for depositary shares will be the same as that of the preferred stock. If we are redeeming less than all of the depositary shares, the depositary will select the depositary shares we are redeeming by lot or pro rata as the depositary may determine.

        After the date fixed for redemption, the depositary shares called for redemption will no longer be deemed outstanding. All rights of the holders of the depositary shares and the related depositary receipts will cease at that time, except the right to receive the money or other property to which the holders of depositary shares were entitled upon redemption. Receipt of the money or other property is subject to surrender to the depositary of the depositary receipts evidencing the redeemed depositary shares.

Voting of the Underlying Shares of Preferred Stock

        Upon receipt of notice of any meeting at which the holders of the applicable series of preferred stock are entitled to vote, a depositary will be required to mail the information contained in the notice of meeting to the record holders of the depositary shares representing such preferred stock. Each record holder of depositary receipts on the record date will be entitled to instruct the depositary as to how the holder's depositary shares will be voted. The record date for the depositary shares will be the same as the record date for the preferred stock. The depositary will vote the shares as you instruct. We will agree to take all reasonable action that the depositary deems necessary in order to enable it to vote the preferred stock in that manner. If you do not instruct the depositary how to vote your shares, the depositary will abstain from voting those shares. The depositary will not be responsible for any failure to carry out any voting instruction, or for the manner or effect of any vote, as long as its action or inaction is in good faith and does not result from its negligence or willful misconduct.

Liquidation Preference

        Upon the voluntary or involuntary liquidation of Ventas, Inc., each holder of depositary shares will be entitled to the fraction of the liquidation preference accorded each share of preferred stock represented by the depositary shares, as described in the applicable prospectus supplement.

Conversion or Exchange of Shares of Preferred Stock

        The depositary shares will not themselves be convertible into or exchangeable for shares of Ventas, Inc. common stock or preferred stock or any of our other securities or property. Nevertheless, if so specified in the applicable prospectus supplement, the depositary receipts may be surrendered by holders to the applicable depositary with written instructions for the depositary to instruct us to cause the conversion of the preferred stock represented by the depositary shares. Similarly, if so specified in the applicable prospectus supplement, we may require you to surrender all of your depositary receipts to the applicable depositary upon our requiring the conversion or exchange of the preferred stock represented by the depositary shares into our debt securities. We will agree that, upon receipt of the instruction and any amounts payable in connection with the conversion or exchange, we will cause the conversion or exchange using the same procedures as those provided for delivery of shares of preferred stock to effect the conversion or exchange. If you are converting only a part of the depositary shares, the depositary will issue you a new depositary receipt for any unconverted depositary shares.

Taxation

        As an owner of depositary shares, you will be treated for U.S. federal income tax purposes as if you were an owner of the series of preferred stock represented by the depositary shares. Therefore, you will be required to take into account for U.S. federal income tax purposes income and deductions to which you would be entitled if you were a holder of the underlying series of preferred stock. In addition:

  •
  you will not recognize any gain or loss for U.S. federal income tax purposes upon the withdrawal of shares of preferred stock in exchange for depositary shares provided in the deposit agreement;

  •
  your tax basis in each share of preferred stock received upon exchange of depositary shares will be the same as the aggregate tax basis of the depositary shares so exchanged; and

  •
  if you held the depositary shares as a capital asset at the time of the exchange for shares of preferred stock, the holding period for shares of the preferred stock will include the period during which you owned the depositary shares.

Amendment and Termination of a Deposit Agreement

        We and the applicable depositary are permitted to amend the provisions of the depositary receipts and the deposit agreement. However, the holders of at least a majority of the applicable depositary shares then outstanding must approve any amendment that adds or increases fees or charges or prejudices an important right of holders. Every holder of an outstanding depositary receipt at the time any amendment becomes effective, by continuing to hold the receipt, will be bound by the applicable deposit agreement, as amended.

        Any deposit agreement may be terminated by us upon not less than 30 days' prior written notice to the applicable depositary if (1) the termination is necessary to preserve our status as a REIT or (2) a majority of each series of preferred stock affected by the termination consents to the termination. When either event occurs, the depositary will be required to deliver or make available to each holder of depositary receipts, upon surrender of the depositary receipts held by the holder, the number of whole or fractional shares of preferred stock as are represented by the depositary shares evidenced by the depositary receipts, together with any other property held by the depositary with respect to the depositary receipts. In addition, a deposit agreement will automatically terminate if:

  •
  all depositary shares have been redeemed;

  •
  there shall have been a final distribution in respect of the related preferred stock in connection with a liquidation of Ventas, Inc. and the distribution has been made to the holders of depositary receipts evidencing the depositary shares underlying the preferred stock; or

  •
  each related share of preferred stock shall have been converted or exchanged into securities not represented by depositary shares.

Charges of a Depositary

        We will pay all transfer and other taxes and governmental charges arising solely from the existence of a deposit agreement. In addition, we will pay the fees and expenses of the depositary in connection with the initial deposit of the preferred stock and any redemption of preferred stock. However, holders of depositary receipts will pay any transfer or other governmental charges and the fees and expenses of the depositary for any duties the holders request to be performed that are outside of those expressly provided for in the applicable deposit agreement.

Resignation and Removal of Depositary

        A depositary may resign at any time by delivering to us notice of its election to do so. In addition, we may at any time remove a depositary. Any resignation or removal will take effect when we appoint a successor depositary and it accepts the appointment. We must appoint a successor depositary within 60 days after delivery of the notice of resignation or removal. A depositary must be a bank or trust company having its principal office in the United States that has a combined capital and surplus of at least $50 million.

Miscellaneous

        A depositary will be required to forward to holders of depositary receipts any reports and communications it receives from us with respect to the related shares of preferred stock. Holders of depository receipts will be able to inspect the transfer books of the depository and the list of holders of receipts upon reasonable notice.

        Neither we nor the depositary will be liable if the depositary is prevented from or delayed in performing its obligations under a deposit agreement by law or any circumstances beyond its control. Our obligations and those of the depositary under a deposit agreement will be limited to performing duties in good faith and without gross negligence or willful misconduct. Neither we nor the depositary will be obligated to prosecute or defend any legal proceeding in respect of any depositary receipts, depositary shares or related shares of preferred stock unless satisfactory indemnity is furnished. We and each depositary will be permitted to rely on written advice of counsel or accountants, on information provided by persons presenting shares of preferred stock for deposit, by holders of depositary receipts, or by other persons believed in good faith to be competent to give the information, and on documents believed in good faith to be genuine and signed by a proper party.

        If a depositary receives conflicting claims, requests or instructions from any holder of depositary receipts, on the one hand, and us, on the other hand, the depositary shall be entitled to act on the claims, requests or instructions received from us.

DESCRIPTION OF VENTAS, INC. WARRANTS

        This section describes the general terms and provisions of Ventas, Inc.'s warrants. The prospectus supplement relating to the offering of the warrants will describe more specific terms of the warrants being offered, including the number of warrants offered, the initial offering price and the terms of the underlying securities and any general terms outlined in this section that will not apply to those warrants.

        The summary set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the applicable warrant agreement (including the warrant certificate), the form of which is or will be filed or incorporated by reference as an exhibit to the registration statement of which this prospectus is a part and incorporated herein by reference. You should read the form of warrant agreement (including the warrant certificate) for additional information before you buy any Ventas, Inc. warrants.

        Ventas, Inc. may issue, together with any other securities being offered or separately, warrants entitling the holder to purchase from or sell to us, or to receive from us the cash value of the right to purchase or sell, debt securities, preferred stock, depositary shares or common stock. We will enter a warrant agreement governing the issuance of the warrants with a warrant agent, who will act solely as our agent in connection with the warrants and will not assume any obligation or relationship of agency or trust for or with any holders or beneficial owners of warrants.

        The applicable prospectus supplement will describe the terms of each series of warrants being offered including some or all of the following:

  •
  the offering price;

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  the number of warrants offered;

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  the securities underlying the warrants;

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  the exercise price, the procedures for exercise of the warrants and the circumstances, if any, that will cause the warrants to be automatically exercised;

  •
  the date on which the warrants will expire;

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  the federal income tax consequences of owning the warrants;

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  the rights, if any, we have to redeem the warrants;

  •
  the name of the warrant agent; and

  •
  any other terms of the warrants.

        Warrants may be exercised at the appropriate office of the warrant agent or any other office indicated in the applicable prospectus supplement. Before the exercise of warrants, holders will not have any of the rights of holders of the securities underlying the warrants and will not be entitled to payments made to holders of those securities.

        We and the applicable warrant agent may amend or supplement the warrant agreement without the consent of the affected holders of warrants to effect changes that are not inconsistent with the provisions of the warrants and that do not adversely affect the interests of the holders of the warrants. However, any amendment that materially and adversely alters the rights of the holders of warrants will not be effective unless the holders of at least a majority of the applicable warrants then outstanding approve the amendment. Every holder of an outstanding warrant at the time any amendment becomes effective, by continuing to hold the warrant, will be bound by the applicable warrant agreement, as amended thereby. The applicable prospectus supplement may provide that certain provisions of the warrants, including the securities for which they may be exercisable, the exercise price and the expiration date, may not be altered without the consent of the holder of each warrant.

 DESCRIPTION OF DEBT SECURITIES

        This section describes the general terms and provisions of the debt securities of Ventas Realty and Ventas Capital and the debt securities of Ventas, Inc. For purposes hereof, references to the issuer(s) means either Ventas, Inc. or Ventas Realty and Ventas Capital, as applicable. The prospectus supplement relating to any offering of debt securities will describe more specific terms of the debt securities being offered, including the designation of the series, the aggregate principal amount being offered, the initial offering price, the interest rate and any redemption, purchase or conversion rights and any general terms described in this section that will not apply to those debt securities.

        The summary set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the applicable base indenture referred to below and the supplemental indenture (including the form of debt security) relating to the applicable series of debt securities, the form of each of which is or will be filed or incorporated by reference as an exhibit to the registration statement of which this prospectus is a part and incorporated herein by reference. You should read the applicable base indenture and such supplemental indenture (including the applicable form of debt security) for additional information before you buy any debt securities of the issuer(s).

        The debt securities will be direct unsecured general obligations of the issuer(s) and may include debentures, notes, bonds and/or other evidences of indebtedness. The debt securities may be senior or subordinated and will be issued under one or more indentures among the issuer(s), the guarantors named therein and U.S. Bank National Association, as the initial trustee, which we refer to herein as base indentures. The base indentures do not limit the aggregate principal amount of debt securities that may be issued thereunder.

        Senior debt securities will be issued under a senior indenture, in one or more series established pursuant to a supplemental indenture or a resolution duly adopted by the Board of Directors of the issuer(s) or a duly authorized committee thereof. Subordinated debt securities will be issued under a subordinated indenture, in one or more series established pursuant to a supplemental indenture or a resolution duly adopted by the Board of Directors of the issuer(s) or a duly authorized committee thereof. We refer to the senior indenture and the subordinated indenture (together with each applicable supplemental indenture or resolution establishing the applicable series of debt securities) collectively in this prospectus as the indentures. The indentures will be subject to and governed by the Trust Indenture Act of 1939, as amended.

General

        Each indenture provides that there may be more than one trustee under that indenture, each with respect to one or more series of debt securities. Any trustee under an indenture may resign or be removed with respect to one or more series of debts securities issued under that indenture, and a successor trustee may be appointed to act with respect to that series.

        If two or more persons are acting as trustee with respect to different series of debts securities issued under the same indenture, each of those trustees will be a trustee of a trust under that indenture separate and apart from the trust administered by any other trustee. In that case, except as otherwise indicated in this prospectus, any action described in this prospectus to be taken by the trustee may be taken by each of those trustees only with respect to the one or more series of debt securities for which it is trustee.

        The applicable prospectus supplement will describe the specific terms of each series of debt securities being offered, including some or all of the following:

  •
  the title of the debt securities;

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  the issuer(s) of the debt securities;

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  any limit on the aggregate principal amount of the debt securities;

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  the purchase price of the debt securities, expressed as a percentage of the principal amount;

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  the date or dates on which the principal of and any premium on the debt securities will be payable or the method for determining the date or dates;

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  if the debt securities will bear interest, the interest rate or rates or the method by which the rate or rates will be determined;

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  if the debt securities will bear interest, the date or dates from which any interest will accrue, the interest payment dates on which any interest will be payable, the record dates for those interest payment dates and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

  •
  the place or places where payments on the debt securities will be made and the debt securities may be surrendered for registration of transfer or exchange;

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  if the issuer(s) will have the option to redeem all or any portion of the debt securities, the terms and conditions upon which the debt securities may be redeemed;

  •
  the terms and conditions of any sinking fund or any similar provisions obligating us or permitting a holder to require us to redeem or purchase all or any portion of the debt securities prior to final maturity;

  •
  the currency or currencies in which the debt securities are denominated and payable if other than U.S. dollars and the manner of determining the equivalent of those amounts in U.S. dollars;

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  whether the amount of any payments on the debt securities may be determined with reference to an index, formula or other method and the manner in which such amounts are to be determined;

  •
  any additions or changes to the events of default in the applicable base indenture;

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  the portion of the principal payable upon acceleration of maturity, if other than the entire principal amount;

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  any additions or changes with respect to the other covenants in the applicable base indenture;

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  the terms and conditions, if any, upon which the debt securities may be convertible into common stock;

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  whether the debt securities will be issued in certificated or book-entry form and, if the latter, the securities depositary;

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  whether the debt securities will be issued in denominations other than $1,000 and any integral multiple of $1,000;

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  the applicability of the defeasance and covenant defeasance provisions of the applicable base indenture;

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  the guarantors, if any, who will guarantee the debt securities and the methods of determining, and releasing, such guarantors, if any;

  •
  the trustee for that series of debt securities, if other than U.S. Bank National Association; and

  •
  any other terms of the debt securities consistent with the provisions of the applicable base indenture.

        Debt securities may be issued as original issue discount securities to be offered and sold at substantial discount from their stated principal amount. Special U.S. federal income tax, accounting and other considerations applicable to original issue discount securities will be described in the applicable prospectus supplement.

        Unless otherwise provided with respect to a series of debt securities, the debt securities will be issued only in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000.

Certificated Debt Securities

        Except as otherwise provided in the applicable prospectus supplement, debt securities will not be issued in certificated form. If, however, debt securities are to be issued in certificated form, no service charge will be made for any transfer or exchange of any of those debt securities, but we may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

Book-Entry Debt Securities

        The debt securities of a series may be issued in whole or in part in the form of one or more global securities that will be deposited with the depositary identified in the applicable prospectus supplement. Unless it is exchanged in whole or in part for debt securities in definitive form, a global security may not be transferred. However, transfers of the whole security between the depositary for that global security and its nominees or their respective successors are permitted.

        Unless otherwise provided in the applicable prospectus supplement, The Depository Trust Company, New York, New York, which we refer to in this prospectus as DTC, will act as depositary for each series of global securities. Beneficial interests in global securities will be shown on, and transfers of global securities will be effected only through, records maintained by DTC and its participants.

        DTC has provided the following information to us. DTC, the world's largest securities depositary, is a:

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  limited-purpose trust company organized under the New York Banking Law;

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  "banking organization" within the meaning of the New York Banking Law;

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  member of the U.S. Federal Reserve System;

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  "clearing corporation" within the meaning of the New York Uniform Commercial Code; and

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  "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act.

DTC holds and provides asset servicing for over 3.5 million of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments (from over 100 countries) that its direct participants deposit with DTC. DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants' accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC"). DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by users of its regulated subsidiaries. Access to DTC's book-entry system is also available to indirect participants such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. DTC has

Standard & Poor's highest rating: AAA. The rules applicable to DTC and its direct and indirect participants are on file with the Commission.

        Principal and interest payments on global securities registered in the name of DTC's nominee will be made in immediately available funds to DTC's nominee as the registered owner of the global securities. We and the trustee will treat DTC's nominee as the owner of the global securities for all other purposes as well. Accordingly, we, the trustee and any paying agent will have no direct responsibility or liability to pay amounts due on the global securities to owners of beneficial interests in the global securities. DTC's practice is to credit direct participants' accounts upon receipt of any payment of principal or interest on the payment date in accordance with their respective holdings of beneficial interests in the global securities as shown on DTC's records. Payments by direct and indirect participants to owners of beneficial interests in the global securities will be governed by standing instructions and customary practices. These payments will be the responsibility of the direct and indirect participants and not of DTC, the trustee or us, subject to any statutory or regulatory requirements as may be in effect from time to time.

        Debt securities represented by a global security will be exchangeable for debt securities in definitive form of like amount and terms in authorized denominations only if:

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  DTC notifies us that it is unwilling or unable to continue as depositary;

  •
  DTC ceases to be a registered clearing agency and a successor depositary is not appointed by us within 120 days; or

  •
  we determine not to require all of the debt securities of a series to be represented by a global security and notify the applicable trustee of our decision.

        The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

Merger

        Ventas, Inc. generally may not consolidate with, or sell, assign, transfer, convey, lease (other than to an unaffiliated operator in the ordinary course of business) or otherwise dispose of all or substantially all of the properties or assets of Ventas, Inc. and its restricted subsidiaries taken as a whole to, or merge with or into, any other person or entity unless:

  •
  either:

  •
  Ventas, Inc. is the surviving corporation; or

  •
  if Ventas, Inc. is not the surviving corporation, the successor person or entity is a corporation organized or existing under the laws of the United States, any state of the United States or the District of Columbia and such successor person or entity expressly assumes all payments on all of the debt securities and the performance and observance of all the covenants and conditions of the applicable indenture; and

  •
  neither Ventas, Inc. nor the successor person or entity is in default immediately after the transaction under the applicable indenture.

        The restrictions on Ventas, Inc.'s ability to sell, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets does not apply to sales, assignments, transfers, conveyances or dispositions between Ventas, Inc. and its restricted subsidiaries. If and when a successor person or entity were to assume all the obligations of the issuer(s) and the guarantors under the applicable indenture and the debt securities following a consolidation or merger, or any sale, assignment, transfer, conveyance, transfer or other disposition of 90% or more of the assets of the Ventas, Inc. in accordance with the foregoing provisions, the issuer(s) and the guarantors shall be released from those obligations.

Events of Default, Notice and Waiver

        Each base indenture provides that the following are events of default with respect to any series of debt securities issued thereunder unless the applicable prospectus supplement states otherwise:

  •
  default for 30 days in the payment of any interest on any debt security of that series;

  •
  default in the payment of the principal or premium, if any, on any debt security of that series when due and payable;

  •
  default in the making of any sinking fund payment required for any debt security of that series when due;

  •
  default in the performance of any of our other covenants in the applicable indenture that continues for 60 days after written notice, other than default in a covenant included in that indenture solely for the benefit of another series of debt securities;

  •
  the acceleration of the maturity of more than $50,000,000 in the aggregate of any of our other indebtedness, where that indebtedness is not discharged or that acceleration is not rescinded or annulled after written notice;

  •
  certain events of bankruptcy, insolvency or reorganization of Ventas, Inc. or its properties;

  •
  any guarantees of the debt securities cease to be in full force and effect or the guarantors disaffirm or deny their obligations with respect to any guarantees of the debt securities; and

  •
  any other event of default provided with respect to that particular series of debt securities and described in the applicable prospectus supplement.

        The applicable trustee generally may withhold notice to the holders of any series of debt securities of any default with respect to that series if it considers the withholding to be in the interest of those holders. However, the applicable trustee may not withhold notice of any default in the payment of the principal of, or premium, if any, or interest on any debt security of that series or in the payment of any sinking fund installment in respect of any debt security of that series.

        If an event of default with respect to any series of debt securities occurs and is continuing, the applicable trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of that series may declare the entire principal amount of all of the debt securities of that series immediately due and payable. Subject to certain conditions, the holders of a majority in principal amount of outstanding debt securities of that series may rescind and annul that acceleration. However, they may only do so if all events of default, other than the non-payment of accelerated principal or a specified portion of accelerated principal, with respect to debt securities of that series have been cured or waived.

        Holders of a majority in principal amount of any series of outstanding debt securities may, subject to some limitations, waive any past default with respect to that series and the consequences of the default (including without limitation waivers obtained in connection with the purchase of, or tender offer or exchange offer for, such debt securities). The prospectus supplement relating to any series of debt securities which are original issue discount securities will describe the particular provisions relating to acceleration of a portion of the principal amount of those original issue discount securities upon the occurrence and continuation of an event of default. Within 120 days after the close of each fiscal year, Ventas, Inc. must file with the applicable trustee a statement, signed by certain of its officers, certifying that to their knowledge Ventas, Inc. and any applicable subsidiaries are in compliance with the applicable indenture and related debt securities, or else specifying any default.

        Except with respect to its duties in case of default, the applicable trustee is not obligated to exercise any of its rights or powers at the request or direction of any holders of any series of outstanding debt securities, unless those holders have offered the trustee reasonable security or indemnity. Subject to those indemnification provisions and limitations contained in each indenture, the holders of a majority in principal amount of any series of the outstanding debt securities issued thereunder may direct any proceeding for any remedy available to the applicable trustee, or the exercising of any of the trustee's trusts or powers.

Modification of the Indentures

        Modifications and amendments of each indenture may be made only, subject to some exceptions, with the consent of the holders of a majority in aggregate principal amount of all outstanding debt securities issued under that indenture which are affected by the modification or amendment (including without limitation consents obtained in connection with the purchase of, or tender offer or exchange offer for, such debt securities). However, unless the applicable prospectus supplement states otherwise, the holder of each affected debt security must consent to any modification or amendment of the applicable indenture that:

  •
  reduces the principal amount of debt securities of that series whose holders must consent to a modification or an amendment;

  •
  reduces the principal of or changes the fixed maturity of that debt security or alters the provisions with respect to the redemption of that debt security;

  •
  reduces the rate of or changes the time for payment of interest on that debt security;

  •
  reduces the amount of principal of an original issue discount security that would be due and payable upon declaration of acceleration of its maturity or would be provable in bankruptcy;

  •
  waives a default or event of default in the payment of principal of, or interest or premium, or additional amounts, if any, on the debt securities (except a rescission of acceleration of the debt securities by the holders of at least a majority in aggregate principal amount of the then outstanding debt securities affected thereby and a waiver of the payment default that resulted from such acceleration);

  •
  makes that debt security payable in a currency other than that stated in that debt security;

  •
  makes any change in the provisions of that indenture relating to waivers of past defaults or the rights of holders of debt securities to receive payments of principal of, or interest or premium, or additional amounts, if any, on the debt securities;

  •
  releases any guarantor from any of its obligations under its guarantee of the debt securities or under that indenture except in accordance with the terms of that indenture;

  •
  makes any change in the amendment and waiver provisions set forth above; or

  •
  in the case of subordinated debt securities, subordinates the indebtedness evidenced by that debt security to any of our other indebtedness other than the senior indebtedness.

        The issuer(s) and the applicable trustee may amend each indenture without the consent of the holders of any debt securities in certain limited circumstances, such as:

  •
  to evidence the succession of another entity to Ventas, Inc. and the assumption by the successor of the covenants of Ventas, Inc. contained in the applicable indenture;

  •
  to secure the debt securities issued under the applicable indenture; and

  •
  to cure any ambiguity or defect or to correct or supplement any provision in the applicable indenture which may be inconsistent with any other provision of that indenture.

Defeasance and Covenant Defeasance

        When the issuer(s) establish a series of debt securities, they may provide that the debt securities of that series are subject to the defeasance and discharge provisions of the applicable indenture. If those provisions are made applicable, the issuer(s) may elect either:

  •
  to defease and, together with all guarantors (if any), be legally released from, subject to some limitations, all of their respective obligations with respect to the debt securities of that series; or

  •
  to be released from the obligations to comply with specified covenants and eliminate certain events of default relating to the debt securities of that series as described in the applicable prospectus supplement.

        To effect defeasance or covenant defeasance, the issuer(s) must irrevocably deposit in trust with the applicable trustee an amount in any combination of funds or government obligations, which, through the payment of principal and interest in accordance with their terms, will provide money sufficient to make payments on the debt securities of that series and any mandatory sinking fund or analogous payments on the debt securities of that series.

        Upon such defeasance, the issuer(s) will not be released from obligations:

  •
  to pay additional amounts, if any, on the debt securities of that series upon the occurrence of some events;

  •
  to register the transfer or exchange of the debt securities of that series;

  •
  to replace some of the debt securities of that series;

  •
  to maintain an office relating to the debt securities of that series; or

  •
  to hold moneys for payment in trust.

        To establish such a trust the issuer(s) must, among other things, deliver to the applicable trustee an opinion of counsel to the effect that the holders of the debt securities of that series:

  •
  will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the defeasance or covenant defeasance; and

  •
  will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the defeasance or covenant defeasance had not occurred. In the case of defeasance, the opinion of counsel must be based upon a ruling of the Internal Revenue Service or a change in applicable U.S. federal income tax law occurring after the date of the applicable indenture.

        Government obligations generally mean securities which are:

  •
  direct obligations of the U.S. or of the government which issued the foreign currency in which the debt securities of a particular series are payable, in each case, where the issuer has pledged its full faith and credit to pay the obligations; or

  •
  obligations of an agency or instrumentality of the U.S. or of the government which issued the foreign currency in which the debt securities of that series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the U.S. or that other government.

In any case, the issuer of government obligations cannot have the option to call or redeem the obligations. In addition, government obligations include, subject to certain qualifications, a depository receipt issued by a bank or trust company as custodian with respect to any government obligation or a specific payment of interest on or principal of any such government obligation held by the custodian for the account of a depository receipt holder.

        If the issuer(s) effect covenant defeasance with respect to the debt securities of any series, the amount on deposit with the applicable trustee will be sufficient to pay amounts due on the debt securities of that series at the time of their stated maturity. However, the debt securities of that series may become due and payable prior to their stated maturity if there is an event of default with respect to a covenant from which the issuer(s) have not been released. In that event, the amount on deposit may not be sufficient to pay all amounts due on the debt securities of that series at the time of the acceleration and the holders of those debt securities will be required to look to the issuer(s) and the guarantors, if any, for repayment of any shortfall.

        The applicable prospectus supplement may further describe the provisions, if any, permitting defeasance or covenant defeasance, including any modifications to the provisions described above.

Ranking

        Each series of senior debt securities will constitute senior indebtedness and will rank equally with each other series of senior debt securities and other senior indebtedness and senior to all subordinated indebtedness, including, but not limited to, all subordinated debt securities. Each series of subordinated debt securities will constitute subordinated indebtedness and will rank equally with each other series of subordinated debt securities but subordinate to all senior indebtedness.

        Payments on the subordinated debt securities will be subordinated to the senior indebtedness of the issuer(s) and the guarantors, if any, described under "Guarantees" below, whether outstanding on the date of the subordinated indenture or incurred after that date. At December 31, 2008, we had $3.1 billion of senior indebtedness outstanding. The prospectus supplement relating to each issuance of subordinated debt securities will specify the aggregate amount of our outstanding indebtedness as of the most recent practicable date that would rank senior to the subordinated debt securities.

        If any of the following events occur, the holders of senior indebtedness must receive payment of the full amount due on the senior indebtedness, or that payment must be duly provided for, before the issuer(s) may make payments on the subordinated debt securities:

  •
  any distribution of our assets upon our liquidation, reorganization or other similar transaction except for a distribution in connection with a merger or other transaction complying with the covenant described above under "Merger";

  •
  the occurrence and continuation of a payment default on any senior indebtedness; or

  •
  a declaration of the principal of any series of subordinated debt securities, or, in the case of original issue discount securities, the portion of the principal amount specified under their terms, as due and payable, that has not been rescinded and annulled.

        However, if the event is the acceleration of any series of subordinated debt securities, only the holders of senior indebtedness outstanding at the time of the acceleration of those subordinated debt securities, or, in the case of original issue discount securities, that portion of the principal amount specified under their terms, must receive payment of the full amount due on that senior indebtedness, or such payment must be duly provided for, before the issuer(s) make payments on the subordinated debt securities.

        As a result of the subordination provisions, some of our general creditors, including holders of senior indebtedness, may recover more, ratably, than the holders of the subordinated debt securities in the event of insolvency.

        For purposes of the subordinated indenture, "senior indebtedness" of the issuer(s) and the guarantors means the following indebtedness or obligations:

  •
  the principal of and premium, if any, and unpaid interest on indebtedness for money borrowed;

  •
  purchase money and similar obligations;

  •
  obligations under capital leases;

  •
  guarantees, assumptions or purchase commitments relating to, or other transactions as a result of which the issuer(s) or the guarantors are responsible for the payment of, the indebtedness of others;

  •
  renewals, extensions and refundings of the foregoing indebtedness;

  •
  interest or obligations in respect of the foregoing indebtedness accruing after the commencement of any insolvency or bankruptcy proceedings; and

  •
  obligations associated with derivative products.

        However, indebtedness or obligations do not constitute senior indebtedness if the instrument by which the issuer(s) or the guarantors become obligated for that indebtedness or those obligations expressly provides that that indebtedness or those obligations are junior in right of payment to any other indebtedness or obligations of the issuer(s) or the guarantors, as applicable.

Convertible Debt Securities

        Unless otherwise provided in the applicable prospectus supplement, the following provisions will apply to debt securities of Ventas, Inc. that will be convertible into Ventas, Inc. common stock.

        The holder of unredeemed convertible debt securities may, at any time during the period specified in the applicable prospectus supplement, convert those convertible debt securities into shares of Ventas, Inc. common stock. The conversion price or rate for each $1,000 principal amount of convertible debt securities will be specified in the applicable prospectus supplement. The holder of a convertible debt security may convert a portion of the convertible debt security which is $1,000 principal amount or any integral multiple of $1,000. In the case of convertible debt securities called for redemption, conversion rights will expire at the close of business on the date fixed for the redemption. However, in the case of repayment at the option of the applicable holder, conversion rights will terminate upon receipt of written notice of the holder's exercise of that option.

        The conversion price or rate may be subject to adjustment in certain events, as specified in the applicable indenture, including:

  •
  the issuance of shares of Ventas, Inc. common stock as a dividend on the common stock;

  •
  subdivisions and combinations of Ventas, Inc. common stock;

  •
  the issuance to all holders of Ventas, Inc. common stock of rights or warrants entitling such holders for a period not exceeding 45 days to subscribe for or purchase shares of common stock at a price per share less than its current per share market price; and

  •
  the distribution to all holders of Ventas, Inc. common stock of:

  (1)
  shares of Ventas, Inc. capital stock, other than common stock;

    (2)
    evidence of our indebtedness or assets excluding cash dividends or distributions paid from our retained earnings; or

    (3)
    subscription rights or warrants other than those referred to above.

        However, we will not be required to make any adjustment of the conversion price or rate of less than 1%. Fractional shares of common stock will not be issued upon conversion. In place of fractional shares, we will pay a cash adjustment. Unless otherwise specified in the applicable prospectus supplement, debt securities surrendered for conversion between any record date for an interest payment and the related interest payment date must be accompanied by payment of an amount in cash equal to the interest payment on the surrendered debt security. However, that payment does not have to accompany debt securities surrendered for conversion if those debt securities have been called for redemption during that period. Furthermore, upon conversion of any original issue discount security, the fixed number of shares of common stock into which such original issue discount security is convertible will first be applied to the portion attributable to the accrued original issue discount relating to the period from the date of issuance to the date of conversion of the original issue discount security, and, second, to the portion attributable to the balance of the principal amount of such debt securities.

Guarantees

        If the applicable prospectus supplement relating to a series of debt securities provides that those debt securities will have the benefit of a guarantee by Ventas, Inc., Ventas Realty and/or any of Ventas, Inc.'s then existing or future subsidiaries, then the debt securities will be fully and unconditionally guaranteed by Ventas, Inc., Ventas Realty and/or such guarantor subsidiaries, as applicable. In the event of a bankruptcy, liquidation or reorganization of any of the non-guarantor subsidiaries, the non-guarantor subsidiaries will pay the holders of their debt and their trade creditors before they will be able to distribute any of their assets to us. The guarantees will be general obligations of each guarantor. The guarantees will be joint and several obligations of the guarantors. If a series of debt securities is so guaranteed, a supplemental indenture to the applicable base indenture will be executed by each guarantor. Ventas, Inc. and the Subsidiary Guarantors are guarantors under the indentures governing our existing senior notes. The obligations of each guarantor under its guarantee will be limited as necessary to prevent that guarantee from constituting a fraudulent conveyance under applicable law. A guarantor may not sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge into another company, other than an issuer or another guarantor, unless the person acquiring the property in any such sale or disposition or the person formed by or surviving any such consolidation or merger assumes all of the obligations of that guarantor pursuant to a supplemental indenture satisfactory to the applicable trustee, and only if immediately after giving effect to the transaction, no default or event of default would exist. The terms of any guarantee and the conditions upon which any guarantor may be released from its obligations under that guarantee will be set forth in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

        We may sell the offered securities in and outside the United States (1) through underwriters or dealers, (2) directly to purchasers, including to a limited number of institutional purchasers, to a single purchaser or to our affiliates and stockholders, (3) through agents or (4) through a combination of any of these methods. The prospectus supplement relating to any offering will set forth the following information:

  •
  the terms of the offering;

  •
  the names of any underwriters, dealers or agents;

  •
  the name or names of any managing underwriter or underwriters;

  •
  the purchase price or initial public offering price of the securities;

  •
  the net proceeds from the sale of the securities;

  •
  any delayed delivery arrangements;

  •
  any underwriting discounts, commissions and other items constituting underwriters' compensation;

  •
  any initial public offering price;

  •
  any discounts or concessions allowed or reallowed or paid to dealers; and

  •
  any commissions paid to agents.

Sale through Underwriters or Dealers

        If any securities are offered through underwriters, the underwriters will acquire the securities for their own account and may resell them from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may offer and sell securities to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. Unless otherwise provided in the applicable prospectus supplement, the obligations of the underwriters to purchase the securities will be subject to certain conditions, and the underwriters will be obligated to purchase all of the offered securities if they purchase any of them. In connection with the sale of securities, underwriters may be deemed to have received compensation from us in the form of underwriting discounts or commissions and dealers may receive compensation from the underwriters in the form of discounts or concessions. The underwriters may change from time to time any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers.

        In order to facilitate the offering of securities, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the securities. Specifically, the underwriters may over-allot in connection with the offering, creating a short position in the securities for their account. In addition, to cover over-allotments or to stabilize the price of the shares, the underwriters may bid for, and purchase, shares in the open market. Finally, an underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the securities in the offering if the syndicate repurchases previously distributed shares in transactions to cover syndicate short positions, in stabilization transactions, or otherwise. Any of these activities may stabilize or maintain the market price of the offered securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

        Some or all of the securities that we offer through this prospectus may be new issues of securities with no established trading market. Any underwriters to whom we sell securities for public offering and sale may make a market in those securities, but they will not be obligated to do so and they may discontinue any market making at any time without notice. Accordingly, we cannot assure you of the liquidity of, or continued trading markets for, any securities offered pursuant to this prospectus.

        If any securities are offered through dealers, we will sell the securities to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale.

Direct Sales and Sales through Agents

        We may sell the securities directly to purchasers. If the securities are sold directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities, we will describe the terms of any such sales in the applicable prospectus supplement. We may also sell the securities through agents designated from time to time. Sales may be made by means of ordinary brokers' transactions on the New York Stock Exchange at market prices, in block transactions and such other transactions as agreed by us and any agent. In the prospectus supplement, we will name any agent involved in the offer or sale of the offered securities, and we will describe any commissions payable to the agent. Unless otherwise provided in the applicable prospectus supplement, any agent will agree to use its reasonable best efforts to solicit purchases for the period of its appointment.

Remarketing Arrangements

        Offered securities may also be offered and sold, if we so indicate in the applicable prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more remarketing firms, acting as principals for their own accounts or as our agents. Any remarketing firm will be identified and the terms of its agreements, if any, with us and its compensation will be described in the applicable prospectus supplement. Remarketing firms may be deemed to be underwriters of the offered securities under the Securities Act.

Delayed Delivery Contracts

        If we so indicate in the applicable prospectus supplement, we may authorize agents, underwriters or dealers to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a specified future date. The applicable prospectus supplement will describe the conditions to those contracts and the commission payable for solicitation of those contracts.

General Information

        We may have agreements with the agents, dealers, underwriters and remarketing firms to indemnify them against certain civil liabilities, including liabilities under the Securities Act, or to contribute with respect to payments that the agents, dealers or underwriters may be required to make. Agents, dealers, underwriters and remarketing firms may be customers of, engage in transactions with or perform services for us in the ordinary course of their businesses.

        Each underwriter, dealer and agent participating in the distribution of any of the securities that are issuable in bearer form will agree that it will not offer, sell or deliver, directly or indirectly, securities in bearer form in the United States or to United States persons, other than qualifying financial institutions, during the restricted period, as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7).

 VALIDITY OF THE OFFERED SECURITIES

        Willkie Farr & Gallagher LLP, New York, New York will issue an opinion for Ventas, Inc., Ventas Realty, Ventas Capital and the Subsidiary Guarantors about the legality of certain of the offered securities. Any underwriters will be advised about other issues relating to any offering by their own legal counsel.

EXPERTS

        Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements and schedule included in our Annual Report on Form 10-K, as amended by the Annual Report on Form 10-K/A, for the year ended December 31, 2008 and the effectiveness of our internal control over financial reporting as of December 31, 2008, as set forth in their reports, which are incorporated by reference in this prospectus and elsewhere in the registration statement. Our consolidated financial statements and schedule are incorporated by reference in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION AND INCORPORATION BY REFERENCE

        We file annual, quarterly and current reports, proxy statements and other information with the Commission. Our Commission filings are available over the Internet on the Commission's website at www.sec.gov. You also may read and copy any documents that we file at the Commission's public reference rooms at 100 F Street, NE, Washington, DC 20549. Please call the Commission at 1-800-SEC-0330 for further information about their public reference rooms, including copy charges. You can also obtain information about us from the New York Stock Exchange at 20 Broad Street, New York, New York 10005. Information about us is also available on our website at www.ventasreit.com. Information on our website is not incorporated by reference herein and our web address is included as an inactive textual reference only.

        We are incorporating by reference in this prospectus the information we file with the Commission. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this prospectus, and information that we file later with the Commission will automatically update and supersede this information. We are incorporating by reference our documents listed below and any future filings we make with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this prospectus until all of the securities offered under this prospectus are sold:

  •
  Our Annual Report on Form 10-K for the year ended December 31, 2008, as amended by our Annual Report on Form 10-K/A;

  •
  Our Current Reports on Form 8-K filed on February 12, 2009 (however, we do not incorporate by reference any information under Item 2.02, Results of Operations and Financial Condition or under Item 7.01, Regulation FD Disclosure), March 31, 2009 and April 3, 2009;

  •
  Our Proxy Statement for our 2009 Annual Meeting of Stockholders, filed with the Commission on March 25, 2009; and

  •
  The description of our common stock set forth in our Registration Statement on Form 8-A filed with the Commission on January 23, 1992, as amended.

        You may request a copy of these filings at no cost, by writing or telephoning us at the following address:

General Counsel
Ventas, Inc.
10350 Ormsby Park Place
Suite 300
Louisville, Kentucky 40223
(502) 357-9000

        No separate financial statements of Ventas Realty or Ventas Capital have been included herein. It is not expected that Ventas Realty or Ventas Capital will file reports, proxy statements or other information under the Exchange Act with the Commission.

        You should rely only on the information incorporated by reference or provided in this prospectus. We have not authorized anyone else to provide you with different information. We are not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date on the front of those documents.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution

        Set forth below is an estimate (except in the case of the registration fee) of the amount of fees and expenses to be incurred in connection with the issuance and distribution of the offered securities, other than underwriting discounts and commissions.

Registration fee under Securities Act of 1933	$		#
Blue Sky fees and expenses		25,000	*
Legal fees and expenses		300,000	*
Accounting fees and expenses		300,000	*
Printing and engraving		200,000	*
Rating agencies fees		100,000	*
Trustee fees (including counsel fees)		25,000	*
Miscellaneous fees and expenses		50,000	*

Total		$1,000,000	*

    #
    Deferred in reliance upon Rules 456(b) and 457(r).

    *
    Estimated and subject to future contingencies.

Item 15.    Indemnification of Directors and Officers

Delaware

Ventas, Inc.

        Section 145 of the Delaware General Corporation Law (the "DGCL") empowers Ventas, Inc. to, and Article VII of Ventas, Inc.'s Amended and Restated Certificate of Incorporation, as amended, provides that it will, indemnify any person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), because he or she is or was a Ventas, Inc. director or officer, or is or was serving at the request of Ventas, Inc. as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses, liabilities and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by him or her in connection with such Proceeding. Ventas, Inc. may provide by action of its Board of Directors through agreement, resolution or by a provision in its Third Amended and Restated By-Laws, indemnification of its employees and agents with substantially the same scope and effect as the indemnification provided in Article VII of its Amended and Restated Certificate of Incorporation.

        Expenses incurred by such a person in his or her capacity as one of Ventas, Inc.'s directors or officers (and not in any other capacity in which service was or is rendered by such person while a director or officer) in defending a Proceeding may be paid by Ventas, Inc. in advance of the final disposition of such Proceeding as authorized by the Board of Directors in a specific case upon receipt of an undertaking by or on behalf of that person to repay such amounts, unless it is ultimately determined that that person is entitled to be indemnified by Ventas, Inc. as authorized by the DGCL. Expenses incurred by a person in any capacity other than one of Ventas, Inc.'s officers or directors may be paid in advance of the final disposition of a Proceeding on such terms and conditions, if any, as the Board of Directors of Ventas, Inc. deems appropriate.

        Pursuant to Section 102(b)(7) of the DGCL, Ventas, Inc.'s Amended and Restated Certificate of Incorporation eliminates certain liability of its directors for breach of their fiduciary duty of care.

Article VI of the Amended and Restated Certificate of Incorporation provides that neither Ventas, Inc. nor its stockholders may recover monetary damages from Ventas, Inc.'s directors for breach of the duty of care in the performance of their duties as Ventas, Inc.'s directors. Article VI does not, however, eliminate the liability of Ventas, Inc.'s directors (i) for a breach of the director's duty of loyalty, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (relating to unlawful distributions), or (iv) for any improper personal benefit.

        The indemnification provided for by Article VII of Ventas, Inc.'s Amended and Restated Certificate of Incorporation is a contract right and continues as to persons who cease to be directors, officers, employees or agents and inures to the benefit of the heirs, executors and administrators of such persons. No amendment to Ventas, Inc.'s Amended and Restated Certificate of Incorporation or repeal of any article thereof increases the liability of any of its directors or officers for acts or omissions of such persons occurring prior to such amendment or repeal.

        The right to indemnification conferred by Article VII of Ventas, Inc.'s Amended and Restated Certificate of Incorporation is not exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to actions taken in his or her official capacity and in any other capacity while holding such office.

        Ventas, Inc. may purchase and maintain insurance on behalf of any person who is or was one of its directors, officers, employees or agents, or is or was serving at its request as a director, trustee, officer, partner, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not Ventas, Inc. would have the power or be obligated to indemnify him or her against such liability under the provisions of Article VII of its Amended and Restated Certificate of Incorporation or the DGCL.

        Ventas, Inc. currently has in effect directors' and officers' liability insurance policies. These policies cover any negligent act, error or omission of a director or officer, subject to certain exclusions. The limit of liability under the policies is $55,000,000 in the aggregate annually for coverages in excess of deductibles.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Ventas, Inc.'s directors and officers pursuant to the foregoing provisions or otherwise, Ventas, Inc. has been advised that, although the validity and scope of the governing statute have not been tested in court, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In addition, indemnification may be limited by state securities laws.

Ventas Realty, Limited Partnership

        Section 17-108 of the Delaware Revised Uniform Limited Partnership Act provides that, subject to such standards and restrictions in its partnership agreement, if any, a limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

        Section 9.5 of Ventas Realty's First Amended and Restated Agreement of Limited Partnership (the "Ventas Realty Limited Partnership Agreement") provides that Ventas Realty will indemnify and hold the officers, employees, agents and representatives of the partnership, its general partner, and each of the trustees, officers, employees, agents, and representatives of its general partner harmless from any loss or damage, including without limitation reasonable legal fees and court costs, incurred by it or any of them by reason of anything it or any of them may do or refrain from doing for and on behalf of

Ventas Realty or in connection with Ventas Realty's business or affairs; provided, however, that Ventas Realty will not be required to indemnify any of its officers, employees, agents and representatives, its general partner or any of the trustees, officers, employees, agents, and representatives of its general partner for any loss or damage which such person might incur as a result of fraud, willful misconduct or gross negligence committed by any such person in the performance of their duties under the Ventas Realty Limited Partnership Agreement. Ventas Realty's indemnification obligations under the Ventas Realty Limited Partnership Agreement continue and are unaffected in respect of any other person which or who shall not have committed such fraud, willful misconduct or gross negligence. The indemnification provision under the Ventas Realty Limited Partnership Agreement does not relieve the general partner of its proportionate share of the obligations of Ventas Realty in its capacity as a partner thereof.

        Section 9.5 of the Ventas Realty Limited Partnership Agreement also provides that its general partner will be entitled to reimbursement from Ventas Realty for any amounts the general partner pays in satisfaction of indemnification obligations owed by Ventas Realty's general partner to present or former trustees, officers, employees, agents or representatives of such general partner or its predecessors, or other persons indemnified by such general partner, as provided for in or pursuant to the Declaration of Trust and By-Laws of Ventas Realty's general partner or otherwise.

        The right to indemnification set forth in Section 9.5 of the Ventas Realty Limited Partnership Agreement is in addition to any rights to which the person or entity seeking indemnification may otherwise be entitled and inures to the benefit of the successors and assigns of any such person or entity.

        None of Ventas Realty's partners are personally liable with respect to any claim for indemnification pursuant to Section 9.5 of the Ventas Realty Limited Partnership Agreement and such claims will be satisfied solely out of assets of Ventas Realty.

        Section 9.4 of the Ventas Realty Limited Partnership Agreement provides that its general partner will not be liable or accountable, in damages or otherwise, to Ventas Realty or to any of its partners for any error of judgment or for any mistakes of fact or law or for anything which it may do or refrain from doing hereafter in connection with the business and affairs of Ventas Realty except (i) in the case of fraud, willful misconduct (such as an intentional breach of fiduciary duty or an intentional breach of the Ventas Realty Limited Partnership Agreement) or gross negligence, and (ii) for other breaches of the Ventas Realty Limited Partnership Agreement.

        Officers and directors of Ventas Realty are covered under the same liability insurance policies described under "—Ventas, Inc." above.

Ventas Capital Corporation

        Section 145 of the DGCL empowers Ventas Capital to, and Paragraph 10 of its Certificate of Incorporation provides that Ventas Capital will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Ventas Capital) by reason of the fact that the person is or was a director, officer, employee or agent of Ventas Capital, or is or was serving at the request of Ventas Capital as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of Ventas Capital, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. Under Paragraph 10 of Ventas Capital's Certificate of Incorporation, the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of Ventas Capital, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

        Also pursuant to Paragraph 10 of its Certificate of Incorporation, Ventas Capital will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of Ventas Capital to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of Ventas Capital, or is or was serving at the request of Ventas Capital as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of Ventas Capital; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to Ventas Capital unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        Expenses incurred in defending a civil or criminal action, suit or proceeding shall (in the case of any action, suit or proceeding against a director of Ventas Capital) or may (in the case of any action, suit or proceeding against an officer, trustee, employee or agent) be paid by Ventas Capital in advance of the final disposition of such action, suit or proceeding as authorized by Ventas Capital's board or directors upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by Ventas Capital as authorized by Paragraph 10 of its Certificate of Incorporation.

        Pursuant to Section 102(b)(7) of the DGCL, Paragraph 10 of Ventas Capital's Certificate of Incorporation provides that no director will be personally liable to Ventas Capital or any stockholder of Ventas Capital for monetary damages for breach of fiduciary duty as a director. Paragraph 10 of Ventas Capital's Certificate of Incorporation does not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to Ventas Capital or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (relating to unlawful distributions), or (iv) for any transaction from which the director derived an improper personal benefit.

        Paragraph 10 of Ventas Capital's Certificate of Incorporation provides that if the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of Ventas Capital shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

        Neither the amendment nor repeal of Paragraph 10 of Ventas Capital's Certificate of Incorporation, nor the adoption of any provision of its Certificate of Incorporation inconsistent with Paragraph 10, will eliminate or reduce the effect of Paragraph 10 of Ventas Capital's Certificate of Incorporation in respect of any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision or in respect of any cause of action, suit or claim relating to any such matter which would have given rise to a right of indemnification or right to receive expenses pursuant to Paragraph 10 of Ventas Capital's Certificate of Incorporation if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

        The indemnification and other rights set forth in Paragraph 10 of Ventas Capital's Certificate of Incorporation is not exclusive of any provisions with respect thereto in Ventas Capital's By-laws or any other contract or agreement between Ventas Capital and any officer, director, employee or agent of Ventas Capital.

        Pursuant to Section 8 of Ventas Capital's By-laws, Ventas Capital will indemnify any and all of its directors or officers, including former directors or officers, and any employee, who shall serve as an officer or director of any corporation at the request of Ventas Capital, to the fullest extent permitted under and in accordance with the laws of the State of Delaware.

        Officers and directors of Ventas Capital are covered under the same liability insurance policies described under "—Ventas, Inc." above.

ET Capital Corp.; ET Wayne Finance, Inc.; SZR US Investments, Inc.; Ventas Healthcare Properties, Inc.; Ventas SSL, Inc.; Ventas SSL Holdings, Inc.; Ventas REIT US Holdings, Inc.

        ET Capital Corp., ET Wayne Finance, Inc, SZR US Investments, Inc., Ventas Healthcare Properties, Inc., Ventas SSL, Inc., Ventas SSL Holdings, Inc. and Ventas REIT US Holdings, Inc. are each organized under the DGCL.

        Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the company, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

        Section 145 of the DGCL, also empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        Section 145 of the DGCL provides that to the extent a present or former director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to above in the defense of any claim, issue or matter therein, the corporation will indemnify such person pursuant to Section 145 of the DGCL against expenses, including attorneys' fees, actually and reasonably incurred by such person in connection therewith.

        Pursuant to Section 145 of the DGCL, expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative Proceeding may be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation.

        Section 145 of the DGCL provides that the corporation may purchase and maintain insurance on behalf of any person who was or is a director, officer, employee, or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or other business enterprise, whether or not the corporation would have the power to indemnify such person against liability under Section 145.

        Section 102(b)(7) of the DGCL and the Certificates of Incorporation of each of ET Capital Corp., ET Wayne Finance, Inc, SZR US Investments, Inc., Ventas Healthcare Properties, Inc., Ventas SSL, Inc., Ventas SSL Holdings, Inc. and Ventas REIT US Holdings, Inc. provide that no director will be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of DGCL, as the same exists or hereafter may be amended; or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this provision by the stockholders of the corporation will be prospective only, and will not adversely affect any limitation on the personal liability of a director existing at the time of such repeal or modification.

        Article 9 of the Certificate of Incorporation of ET Capital Corp. and Section 7.01 of the Bylaws of ET Capital Corp. require the company to indemnify its present and former directors and officers to the full extent permitted by Section 145 of the DGCL. Section 6.02 of the Bylaws of ET Capital Corp. provide that the corporation may purchase and maintain insurance on behalf of any person who was or is a director, officer, employee, or agent of the corporation in accordance with Section 145 of the DGCL.

        Article 11 of the Certificate of Incorporation, as amended, of ET Wayne Finance, Inc. requires the company, to the extent permitted by law, to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by reason of the fact that such person is or was a director or officer of the corporation or was serving at the request of the corporation as a director, officer employee or agent of another corporation or other business enterprise, provided that the person acted in good faith, in a manner reasonably believed to be in or not opposed to the best interests of the corporation and without reasonable cause to believe his or her conduct was unlawful, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding.

        Article 7 of Ventas Healthcare Properties, Inc.'s Certificate of Incorporation provides that Ventas Healthcare Properties, Inc. will indemnify any person who was or is a director, officer, employee, or agent of Ventas Healthcare Properties, Inc., or who is or was serving at the request of Ventas Healthcare Properties, Inc. as a director, officer, employee, or agent of another corporation, partnership, limited liability company, joint venture, trust, or other enterprise, to the full extent permitted by the DGCL, as amended from time to time.

        Article 7 of Ventas Healthcare Properties, Inc.'s Certificate of Incorporation provides that the Board of Directors may, by resolution adopted from time to time, purchase and maintain insurance on behalf of any person who was or is a director, officer, employee, or agent of Ventas Healthcare Properties, Inc., or who is or was serving at the request of Ventas Healthcare Properties, Inc. as a director, officer, employee, or agent of another corporation, partnership, limited liability company, joint venture, trust, or other enterprise as permitted by the DGCL, as amended from time to time. Article VIII, Section 2 of Ventas Healthcare Properties, Inc.'s By-laws provides that Ventas Healthcare Properties, Inc. may purchase and maintain insurance on behalf of such persons for any liabilities asserted against and incurred by such persons whether or not Ventas Healthcare Properties, Inc. would have the power to indemnify such persons against such liability.

        Article 7 and Article 6 of the Bylaws of SZR US Investments, Inc. and Ventas REIT US Holdings, Inc., respectively, provide that the applicable company will indemnify any person who was or is a director, officer, employee, or agent of the company, or who is or was serving at the request of the company as a director, officer, employee, or agent of another corporation, partnership, limited liability company, joint venture, trust, or other enterprise, to the full extent permitted by the DGCL, as amended from time to time. Such persons will be indemnified against all expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, provided that the company shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person (except for a suit pursuant to Article 7.2 or 6.2) only if such proceeding was authorized by the board of directors.

        Article 6 of the Bylaws of each of Ventas SSL, Inc. and Ventas SSL Holdings, Inc. provides that the applicable company will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the applicable company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all liability and loss (including attorney fees, judgments, fines and amounts paid in settlement) suffered or incurred and expenses reasonably incurred by such person. Each of Ventas SSL, Inc. and Ventas SSL Holdings, Inc. are required to pay or reimburse any reasonable expenses incurred in defending any proceeding in advance of its final disposition if the applicable company has received an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he is not entitled to be indemnified. If a claim for indemnification or advancement of expenses is not paid in full by the applicable company within 60 days after a written claim, the claimant may bring suit against the applicable company. It shall be a defense to any such action that indemnification or advancement of costs of defenses is not permitted under the Act, but the burden of proving such defense shall be on the company. The rights conferred on any indemnitee are not exclusive of any other rights which such person may have acquired by statute, provision of the applicable company's Certificate of Incorporation or otherwise.

        Officers and directors of ET Capital Corp., ET Wayne Finance, Inc, SZR US Investments, Inc., Ventas Healthcare Properties, Inc., Ventas SSL, Inc., Ventas SSL Holdings, Inc. and Ventas REIT US Holdings, Inc. are covered under the same liability insurance policies described under "—Ventas, Inc." above.

AL (AP) Holding LLC; AL (HCN) Holding LLC; AL (MT) Holding LLC; Allison Park Nominee LLC; BCC Altoona Realty GP, LLC; BCC Altoona Realty, LLC; BCC Berwick Realty GP, LLC; BCC Berwick Realty, LLC; BCC Lewistown Realty, LLC; BCC Martinsburg Realty, LLC; BCC Medina Realty, LLC; BCC Ontario Realty, LLC; BCC Reading Realty, LLC; BCC Shippensburg Realty, LLC; BCC South Beaver Realty, LLC; BCC State College Realty GP, LLC; BCC State College Realty, LLC; BCC Washington Township Realty, LLC; Bloomsburg Nominee LLC; Chippewa Nominee LLC; Dillsburg Nominee LLC; EC Halcyon Realty, LLC; EC Hamilton Place Realty, LLC; EC Lebanon Realty, LLC; EC Timberlin Parc Realty, LLC; Hendersonville Nominee LLC; IPC (AP) Holding LLC; IPC (HCN) Holding LLC; IPC (MT) Holding LLC; Kingsport Nominee LLC; Knoxville Nominee LLC; Lebanon Nominee LLC; Lewisburg Nominee LLC; Lima Nominee LLC; Loyalsock Nominee LLC; Sagamore Hills Nominee LLC; Saxonburg Nominee LLC; Shippensburg Realty Holdings, LLC; South Beaver Realty Holdings, LLC; SZR Columbia, LLC; SZR Lincoln Park, LLC; SZR North Hills LLC; SZR Norwood LLC; SZR Rockville LLC; SZR San Mateo LLC; SZR Westlake Village LLC; SZR Willowbrook LLC; SZR Yorba Linda LLC; United Rehab Realty Holding, LLC; Ventas Cal Sun LLC; Ventas Center MOB, LLC; Ventas Framingham, LLC; Ventas LP Realty, L.L.C.; Ventas Provident, LLC; Ventas Sun LLC; Ventas TRS, LLC; VSCRE Holdings, LLC; VTRLTH MAB I, LLC; VTRLTH MAB II, LLC; Xenia Nominee LLC

        AL (AP) Holding LLC, AL (HCN) Holding LLC, AL (MT) Holding LLC, Allison Park Nominee LLC, BCC Altoona Realty GP, LLC, BCC Altoona Realty, LLC, BCC Berwick Realty GP, LLC, BCC Berwick Realty, LLC, BCC Lewistown Realty, LLC, BCC Martinsburg Realty, LLC, BCC Medina Realty, LLC, BCC Ontario Realty, LLC, BCC Reading Realty, LLC, BCC Shippensburg Realty, LLC, BCC South Beaver Realty, LLC, BCC State College Realty GP, LLC, BCC State College Realty, LLC, BCC Washington Township Realty, LLC, Bloomsburg Nominee LLC, Chippewa Nominee LLC, Dillsburg Nominee LLC, EC Halcyon Realty, LLC, EC Hamilton Place Realty, LLC, EC Lebanon Realty, LLC, EC Timberlin Parc Realty, LLC, Hendersonville Nominee LLC, IPC (AP) Holding LLC, IPC (HCN) Holding LLC, IPC (MT) Holding LLC, Kingsport Nominee LLC, Knoxville Nominee LLC, Lebanon Nominee LLC, Lewisburg Nominee LLC, Lima Nominee LLC, Loyalsock Nominee LLC, Sagamore Hills Nominee LLC, Saxonburg Nominee LLC, Shippensburg Realty Holdings, LLC, South Beaver Realty Holdings, LLC, SZR Columbia, LLC, SZR Lincoln Park, LLC, SZR North Hills LLC, SZR Norwood LLC, SZR Rockville LLC; SZR San Mateo LLC, SZR Westlake Village LLC, SZR Willowbrook LLC, SZR Yorba Linda LLC, United Rehab Realty Holding, LLC, Ventas Cal Sun LLC, Ventas Center MOB, LLC, Ventas Framingham, LLC, Ventas LP Realty, L.L.C., Ventas Provident, LLC, Ventas Sun LLC, Ventas TRS, LLC, VSCRE Holdings, LLC, VTRLTH MAB I, LLC VTRLTH MAB II, LLC, and Xenia Nominee LLC are each organized under the Delaware Limited Liability Company Act (the "DLLCA"). Section 18-108 of the DLLCA provides that, subject to such standards and restrictions in its limited liability company agreement, if any, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

        The Limited Liability Company Agreement or Operating Agreement, as the case may be, of each of AL (AP) Holding LLC, AL (HCN) Holding LLC, AL (MT) Holding LLC, Allison Park Nominee LLC, BCC Altoona Realty GP, LLC, BCC Altoona Realty, LLC, BCC Berwick Realty GP, LLC, BCC Berwick Realty, LLC, BCC Lewistown Realty, LLC, BCC Martinsburg Realty, LLC, BCC Medina Realty, LLC, BCC Ontario Realty, LLC, BCC Reading Realty, LLC, BCC Shippensburg Realty, LLC, BCC South Beaver Realty, LLC, BCC State College Realty GP, LLC, BCC State College Realty, LLC, BCC Washington Township Realty, LLC, Bloomsburg Nominee LLC, Chippewa Nominee LLC, Dillsburg Nominee LLC, EC Halcyon Realty, LLC, EC Hamilton Place Realty, LLC, EC Lebanon Realty, LLC, EC Timberlin Parc Realty, LLC, Hendersonville Nominee LLC, IPC (AP) Holding LLC, IPC (HCN) Holding LLC, IPC (MT) Holding LLC, Kingsport Nominee LLC, Knoxville Nominee LLC, Lebanon Nominee LLC, Lewisburg Nominee LLC, Lima

Nominee LLC, Loyalsock Nominee LLC, Sagamore Hills Nominee LLC, Saxonburg Nominee LLC, Shippensburg Realty Holdings, LLC, South Beaver Realty Holdings, LLC, SZR Columbia, LLC, SZR Lincoln Park, LLC, SZR North Hills LLC, SZR Norwood LLC, SZR Rockville LLC; SZR San Mateo LLC, SZR Westlake Village LLC, SZR Willowbrook LLC, SZR Yorba Linda LLC, United Rehab Realty Holding, LLC, Ventas Cal Sun LLC, Ventas Center MOB, LLC, Ventas Framingham, LLC, Ventas LP Realty, L.L.C., Ventas Provident, LLC, Ventas Sun LLC, Ventas TRS, LLC, VSCRE Holdings, LLC, VTRLTH MAB I, LLC VTRLTH MAB II, LLC, and Xenia Nominee LLC does not contain standards or restrictions regarding the respective limited liability company's power to indemnify and hold harmless any member or manager or other person from and against claims and demands.

        Officers, directors and managers of AL (AP) Holding LLC, AL (HCN) Holding LLC, AL (MT) Holding LLC, Allison Park Nominee LLC, BCC Altoona Realty GP, LLC, BCC Altoona Realty, LLC, BCC Berwick Realty GP, LLC, BCC Berwick Realty, LLC, BCC Lewistown Realty, LLC, BCC Martinsburg Realty, LLC, BCC Medina Realty, LLC, BCC Ontario Realty, LLC, BCC Reading Realty, LLC, BCC Shippensburg Realty, LLC, BCC South Beaver Realty, LLC, BCC State College Realty GP, LLC, BCC State College Realty, LLC, BCC Washington Township Realty, LLC, Bloomsburg Nominee LLC, Chippewa Nominee LLC, Dillsburg Nominee LLC, EC Halcyon Realty, LLC, EC Hamilton Place Realty, LLC, EC Lebanon Realty, LLC, EC Timberlin Parc Realty, LLC, Hendersonville Nominee LLC, IPC (AP) Holding LLC, IPC (HCN) Holding LLC, IPC (MT) Holding LLC, Kingsport Nominee LLC, Knoxville Nominee LLC, Lebanon Nominee LLC, Lewisburg Nominee LLC, Lima Nominee LLC, Loyalsock Nominee LLC, Sagamore Hills Nominee LLC, Saxonburg Nominee LLC, Shippensburg Realty Holdings, LLC, South Beaver Realty Holdings, LLC, SZR Columbia, LLC, SZR Lincoln Park, LLC, SZR North Hills LLC, SZR Norwood LLC, SZR Rockville LLC; SZR San Mateo LLC, SZR Westlake Village LLC, SZR Willowbrook LLC, SZR Yorba Linda LLC, United Rehab Realty Holding, LLC, Ventas Cal Sun LLC, Ventas Center MOB, LLC, Ventas Framingham, LLC, Ventas LP Realty, L.L.C., Ventas Provident, LLC, Ventas Sun LLC, Ventas TRS, LLC, VSCRE Holdings, LLC, VTRLTH MAB I, LLC VTRLTH MAB II, LLC, and Xenia Nominee LLC are covered under the same liability insurance policies described under "—Ventas, Inc." above.

BCC Lewistown Realty GP, LLC; BCC Reading Realty GP, LLC; ET Berkshire, LLC; ET GENPAR, L.L.C.; ET Lehigh, LLC; ET Pennsburg Finance, L.L.C.; ET Sanatoga, LLC; ET Sub-Heritage Woods, L.L.C.; ET Sub-Lacey I, L.L.C.; ET Sub-Lopatcong, L.L.C.; ET Sub-Phillipsburg I, L.L.C.; ET Sub-Pleasant View, L.L.C.; ET Sub-SMOB, L.L.C.; ET Wayne Finance, L.L.C.; MAB Parent LLC; Ventas Broadway MOB, LLC; Ventas Carroll MOB, LLC; Ventas Casper Holdings, LLC; Ventas DASCO MOB Holdings, LLC; Ventas MO Holdings, LLC; Ventas MOB Holdings, LLC; Ventas Nexcore Holdings, LLC; Ventas SSL Holdings, LLC; Ventas University MOB, LLC

        BCC Lewistown Realty GP, LLC, BCC Reading Realty GP, LLC, ET Berkshire, LLC, ET Sub-Heritage Woods, L.L.C., ET GENPAR, L.L.C., ET Sub-Lacey I, L.L.C., ET Lehigh, LLC, ET Sub-Lopatcong, L.L.C., ET Pennsburg Finance, L.L.C., ET Sub-Phillipsburg I, L.L.C., ET Sub-Pleasant View, L.L.C., ET Sanatoga, LLC, ET Sub-SMOB, L.L.C., ET Wayne Finance, L.L.C., MAB Parent LLC, Ventas Broadway MOB, LLC, Ventas Carroll MOB, LLC, Ventas Casper Holdings, LLC, Ventas DASCO MOB Holdings, LLC, Ventas MO Holdings, LLC, Ventas MOB Holdings, LLC, Ventas Nexcore Holdings, LLC, Ventas SSL Holdings, LLC and Ventas University MOB, LLC are each organized under the DLLCA. Section 18-108 of the DLLCA provides that, subject to such standards and restrictions in its limited liability company agreement, if any, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

        Section 10.1 of the Limited Liability Company Agreement of each of BCC Lewistown Realty GP, LLC, BCC Reading Realty GP, LLC requires the applicable company to indemnify and defend the member, managers and the officers of the company, or anyone who was serving as such at the request of the company on behalf of some other entity, and hold each of them harmless from and against any and all obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against such person (including, without limitation, all costs and expenses of defense, appeal and settlement) to the fullest extent permitted by the DLLCA. The obligations of the company under Section 10.1 shall be satisfied solely from the assets of the company, and the member shall not have any personal liability on account thereof.

        Section 7.5(a) of the Limited Liability Company Agreement (as it may be amended, the "LLC Agreement") of each of ET Berkshire, LLC, ET Lehigh, LLC and ET Sanatoga, LLC requires the applicable company to indemnify any of its members and officers who was or is a party or is threatened to be made a party to a threatened, pending or completed Proceeding other than an action by or in the right of the company, where such person is a party because such person is or was a member or officer of the company. The applicable company must indemnify its members against expenses, including attorneys' fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the members in connection with a Proceeding relating to acts or omissions of that person regarding actions that are prohibited to be taken by the company under the applicable LLC Agreement so long as certain specified liabilities are outstanding. Section 7.5(b) of each LLC Agreement provides that the applicable company shall indemnify each member or officer against expenses, including attorneys' fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the Proceeding. To the fullest extent permitted by law, the applicable company shall indemnify each of its members or officers who acted in good faith and did not engage in willful misconduct or gross negligence. With respect to a criminal action or proceeding, the person must have had no reasonable cause to believe such person's misconduct was unlawful. Unless ordered by a court, any indemnification permitted under Section 7.5(b) of each LLC Agreement may be made only as the applicable company authorizes in the specific case after a majority vote of its members who are not parties or threatened to be made parties (i) determine that the indemnification is proper under the circumstances because the person to be indemnified has met the applicable standard of conduct and (ii) evaluate the reasonableness of the expense and of the amounts paid in settlement. However, no indemnification may be provided to any member or officer in connection with (a) the receipt of a financial benefit to which the person is not entitled, (b) voting for or assenting to a distribution to members in violation of the LLC Agreement or the DLLCA, (c) a knowing violation of law or (d) acts or omissions of such person constituting willful misconduct or gross negligence. Section 7.5(c) of each LLC Agreement provides that to the extent a member, director or officer of the company has been successful on the merits, or otherwise in defense of any claim, issue or other matter in such Proceeding, such person shall be indemnified against actual and reasonable expenses, including reasonable attorneys' fees, incurred by such person in connection with the Proceeding and any Proceeding brought to enforce such mandatory indemnification.

        Section 8(b) of the Operating Agreement (as it may be amended, the "Operating Agreement") of each of ET GENPAR, L.L.C., ET Sub-Heritage Woods, L.L.C., ET Sub-Lacey I, L.L.C. and ET Sub-Phillipsburg I, L.L.C. requires that the applicable company indemnify its member, partners, or any officers, trustees, directors, employees or agents of any partner in the member, or any officers of the company to the fullest extent permitted by law from and against all losses, claims, demands, costs, damages, liabilities, expenses of any nature (including attorneys' fees and disbursements), judgments, fines, settlements and other amounts arising from any Proceedings, whether threatened, pending or completed, including appeals, arising out of or incidental to the business or activities or relating to the company and in which any such person may be, or may have been involved, or threatened to be involved, as a party or otherwise, by reason of the fact that the person (i) is or was the member, a partner in the member or an officer, trustee, director, employee or agent of any partner in the member, or an officer of the company, or (ii) is or was serving at the request of the company as director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another business entity, to the fullest extent permitted under the DLLCA, provided that such person remains liable (a) for any breach of such person's duty of loyalty to the company or its member or (b) for acts or omissions which involve intentional misconduct, gross negligence or a knowing violation of law. Any repeal or amendment of Section 8 of each Operating Agreement is prospective only. Such person's right includes the right to be paid by the company expenses incurred investigating or defending any such Proceeding in advance of its final disposition to the maximum extent permitted under the DLLCA. Such person may bring a suit against the company if the claim for indemnification or advancement of expenses is not paid by the company in full within 60 days after receipt by the company of a written claim, and such person is also entitled to be paid the expenses of prosecuting such claim. Section 8(b) of each Operating Agreement also provides that, if authorized by the member, the company may purchase and maintain insurance on behalf of any such person to the full extent permitted by the DLLCA.

        Section 7.02 of the Amended and Restated Limited Liability Company Operating Agreement, as it may be amended, of each of ET Sub-Lopatcong, L.L.C., ET Sub-Pleasant View, L.L.C. and ET Sub-SMOB L.L.C. and Section 7.02 of the Limited Liability Company Operating Agreement, as it may be amended, of each of ET Pennsburg Finance, L.L.C. and ET Wayne Finance, L.L.C. require the applicable company to indemnify each manager, member, any affiliate of any member, or any officers, directors, shareholders, partners or trustees of the company, any member or affiliates thereof, to the fullest extent permitted by applicable law, for any loss, damage or claim incurred by such person, including reasonable attorneys' fees, by reason of any act or omission performed or omitted by such person in good faith on behalf of the company and in a manner believed by such person to be within the scope of the authority conferred on such person by the applicable Amended and Restated Limited Liability Company Agreement, as it may be amended, and Limited Liability Company Operating Agreement, as it may be amended, except that no such person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by reason of such person's gross negligence or willful misconduct with respect to such acts or omissions. Any such indemnity may be provided out of and to the extent of the company's assets only, after payment of all amounts then due and owing under certain loan documents, and no such person shall have any personal liability on account thereof. Such Section 7.02 also requires the company to purchase and maintain insurance, to the extent and in such amounts as the managers determine to be commercially reasonable, on behalf of such persons, against any liability that may be asserted against or expense that may be incurred by such person in connection with the activities of the company. The company may enter into indemnity contracts with such persons or other indemnities and adopt written procedures pursuant to which arrangements are made for the advancement of expenses and the funding of obligations and containing such other procedures regarding indemnification as are appropriate. Additionally, such Section 7.02 provides that the company may (and with respect to the independent member and/or the independent manager, as applicable, shall) advance expenses (including attorneys' fees) incurred by such person in advance of the final disposition of a Proceeding upon the receipt of a written undertaking by or on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to indemnification.

        Section 7.3 of the Limited Liability Company Agreement (as it may be amended, the "LLC Agreement") of MAB Parent LLC requires the company to indemnify any of its members and officers who was or is a party or is threatened to be made a party to a threatened, pending or completed Proceeding other than an action by or in the right of the company, where such person is a party because such person is or was a member or officer of the company. The company must indemnify its members against expenses, including attorneys' fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the members in connection with a Proceeding relating to acts or omissions of that person regarding actions that are prohibited to be taken by the company under the LLC Agreement so long as certain specified liabilities are outstanding. The company shall indemnify each member or officer against expenses, including attorneys' fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the Proceeding. To the fullest extent permitted by law, the applicable company shall indemnify each of its members or officers who acted in good faith and did not engage in gross negligence, fraud or intentional misconduct. Indemnification under Article 7.3 shall continue as to a person who has ceased to serve in the capacity which initially entitled such person to indemnify hereunder. The right to indemnification is a contract right and no amendment or repeal of Article 7.3 shall limit any indemnification rights.

        The Limited Liability Company Agreement (as it may be amended, the "LLC Agreement") of each of Ventas Carroll MOB, LLC, Ventas DASCO MOB Holdings, LLC, Ventas MO Holdings, LLC, Ventas MOB Holdings, LLC, Ventas Nexcore Holdings, LLC, Ventas SSL Holdings, LLC and Ventas University MOB, LLC requires the applicable company to indemnify any of its members and officers who was or is a party or is threatened to be made a party to a threatened, pending or completed Proceeding other than an action by or in the right of the company, where such person is a party because such person is or was a member or officer of the company. The applicable company must indemnify its members against expenses, including attorneys' fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the members in connection with a Proceeding relating to acts or omissions of that person regarding actions that are prohibited to be taken by the company under the applicable LLC Agreement so long as certain specified liabilities are outstanding. The applicable company shall indemnify each member or officer against expenses, including attorneys' fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the Proceeding. To the fullest extent permitted by law, the applicable company shall indemnify each of its members or officers who acted in good faith and did not engage in intentional misconduct, gross negligence or a knowing violation of law. Any repeal of this section would be prospective only and would not limit the rights of an indemnitee. The claimant may bring suit against the applicable company if a claim for indemnification or advancement of expenses is not paid in full by the applicable company within 60 days after a written claim. It shall be a defense to any such action that indemnification or advancement of costs of defenses is not permitted under the Act, but the burden of proving such defense shall be on the company; a company's failure to make such a determination prior to commencement is not a defense. In the event of the indemnitee's death, the right shall inure to the benefit of his heirs.

        Sections 20 and Section 18 of the Limited Liability Company Agreement (as it may be amended, the "LLC Agreement") of Ventas Broadway MOB, LLC and Ventas Casper Holdings, LLC, respectively, require the applicable company to indemnify any of its members and officers who was or is a party or is threatened to be made a party to a threatened, pending or completed Proceeding other than an action by or in the right of the company, where such person is a party because such person is or was a member or officer of the company. The applicable company must indemnify its members against expenses, including attorneys' fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the members in connection with a Proceeding relating to acts or omissions of that person regarding actions that are prohibited to be taken by the company under the applicable LLC Agreement so long as certain specified liabilities are outstanding. The applicable company shall indemnify each member or officer against expenses, including attorneys' fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the Proceeding. To the fullest extent permitted by law, the applicable company shall indemnify each of its members or officers who acted in good faith and did not engage in gross negligence or willful misconduct. However, any indemnity under Section 20 or 18 by the applicable company shall be provided out of Company assets only, and the member shall not have personal liability. Expenses incurred by a covered person shall be advanced by the company prior to the final disposition of such claim. Section 20 of the LLC Agreement of Ventas Broadway MOB, LLC provides that any indemnification shall be subordinate to any obligations respecting the property of the company and such indemnification shall not constitute a claim against the company in the event that cash flow is insufficient to pay such obligations. A covered person shall be fully protected in relying in good faith upon the records of the company and upon such information presented to the company by any person as to matters the covered person reasonably believes are within such other person's professional or expert capacity. A covered person has duties (including fiduciary duties) and liabilities relating thereto to the company or to any other company for its good faith reliance on the provisions of this agreement or any approval granted by the company. The provisions of Section 20 shall survive any termination of the agreement.

        Officers, directors and manager of BCC Lewistown Realty GP, LLC, BCC Reading Realty GP, ET Berkshire, LLC, ET Sub-Heritage Woods, L.L.C., ET GENPAR, L.L.C., ET Sub-Lacey I, L.L.C., ET Lehigh, LLC, ET Sub-Lopatcong, L.L.C., ET Pennsburg Finance, L.L.C., ET Sub-Phillipsburg I, L.L.C., ET Sub-Pleasant View, L.L.C., ET Sanatoga, LLC, ET Sub-SMOB, L.L.C., ET Wayne Finance, L.L.C., MAB Parent LLC, Ventas Broadway MOB, LLC, Ventas Carroll MOB, LLC, Ventas Casper Holdings, LLC, Ventas DASCO MOB Holdings, LLC, Ventas MO Holdings, LLC, Ventas MOB Holdings, LLC, Ventas Nexcore Holdings, LLC, Ventas SSL Holdings, LLC and Ventas University MOB, LLC are covered under the same liability insurance policies described under "—Ventas, Inc." above.

PSLT GP, LLC; PSLT-BLC Properties Holdings, LLC; Brookdale Living Communities of Arizona-EM, LLC; Brookdale Living Communities of California, LLC; Brookdale Living Communities of California-RC, LLC; Brookdale Living Communities of California-San Marcos, LLC; Brookdale Living Communities of Illinois-2960, LLC; Brookdale Living Communities of Illinois-II, LLC; Brookdale Holdings, LLC; Brookdale Living Communities of Massachusetts-RB, LLC; Brookdale Living Communities of Minnesota, LLC; Brookdale Living Communities of New York-GB, LLC; Brookdale Living Communities of Washington-PP, LLC; PLST-ALS Properties Holdings, LLC; PSLT-ALS Properties I, LLC

        PSLT GP, LLC, PSLT-BLC Properties Holdings, LLC, Brookdale Living Communities of Arizona-EM, LLC, Brookdale Living Communities of California, LLC, Brookdale Living Communities of California-RC, LLC, Brookdale Living Communities of California-San Marcos, LLC, Brookdale Living Communities of Illinois-2960, LLC, Brookdale Living Communities of Illinois-II, LLC, Brookdale Holdings, LLC, Brookdale Living Communities of Massachusetts-RB, LLC, Brookdale Living Communities of Minnesota, LLC, Brookdale Living Communities of New York-GB, LLC, Brookdale Living Communities of Washington-PP, LLC, PLST-ALS Properties Holdings, LLC and PSLT-ALS Properties I, LLC are each organized under the DLLCA. Section 18-108 of the DLLCA provides that, subject to such standards and restrictions in its limited liability company agreement, if any, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

        The Amended and Restated Limited Liability Company Agreement of each of Brookdale Living Communities of Arizona-EM, LLC, Brookdale Living Communities of Illinois-2960, LLC, Brookdale Living Communities of New York-GB, LLC and Brookdale Living Communities of Washington-PP, LLC, each dated October 19, 2004, eliminated the indemnification provision that was contained in the original Operating Agreement of each of Brookdale Living Communities of Arizona-EM, LLC, Brookdale Living Communities of Illinois-2960, LLC, Brookdale Living Communities of New York-GB, LLC and Brookdale Living Communities of Washington-PP, LLC, respectively. However, each of the original Operating Agreements provided that no amendment of such Operating Agreement could limit or eliminate the right to indemnification provided thereunder with respect to acts or omissions occurring prior to such amendment. Therefore, for acts or omissions occurring prior to October 19, 2004, each of Brookdale Living Communities of Arizona-EM, LLC,

Brookdale Living Communities of Illinois-2960, LLC, Brookdale Living Communities of New York-GB, LLC and Brookdale Living Communities of Washington-PP, LLC is obligated to indemnify its respective managers and officers to the fullest extent permitted or authorized by the laws of the State of Delaware, including (without limitation) the advance of expenses under the procedures and to the fullest extent permitted by law. Such rights of indemnification are not exclusive of any other rights to which those seeking indemnification are entitled.

        Officers, directors and managers of PSLT GP, LLC, PSLT-BLC Properties Holdings, LLC, Brookdale Living Communities of Arizona-EM, LLC, Brookdale Living Communities of California, LLC, Brookdale Living Communities of California-RC, LLC, Brookdale Living Communities of California-San Marcos, LLC, Brookdale Living Communities of Illinois-2960, LLC, Brookdale Living Communities of Illinois-II, LLC, Brookdale Holdings, LLC, LLC, Brookdale Living Communities of Massachusetts-RB, LLC, Brookdale Living Communities of Minnesota, LLC, Brookdale Living Communities of New York-GB, LLC, Brookdale Living Communities of Washington-PP, LLC, PLST-ALS Properties Holdings, LLC and PSLT-ALS Properties I, LLC are covered under the same liability insurance policies described under "—Ventas, Inc." above.

SZR Acquisitions, LLC

        SZR Acquisitions, LLC is organized under the DLLCA. Section 18-108 of the DLLCA provides that, subject to such standards and restrictions in its limited liability company agreement, if any, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

        Section 13 of the Limited Liability Company Agreement provides that the member shall not be liable to the company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the member in good faith on behalf of the company and in a manner reasonably believed to be within the scope of the authority conferred on the member, except that the member shall be liable for any loss, damage or claim incurred by reason of the member's willful misconduct or gross negligence. To the fullest extent permitted by applicable law, the member shall be entitled to indemnification from the company for any loss, damage or claim incurred by the member by reason of any act or omission performed or omitted by the member in good faith on behalf of the company and in a manner reasonable believed to be within the scope of the authority conferred on the member, except that the member shall not be entitled to be indemnified in respect of any loss, damage or claim incurred by the member by reason of willful misconduct or gross negligence with respect to such acts or omissions; provided, however, that any indemnity shall be provided out of and to the extent of company assets only and the member shall have no personal liability on account thereof.

        Officers, directors and general partners of SZR Acquisitions, LLC are covered under the same liability insurance policies described under "—Ventas, Inc." above.

SZR Scottsdale, LLC

        SZR Scottsdale, LLC is organized under the DLLCA. Section 18-108 of the DLLCA provides that, subject to such standards and restrictions in its limited liability company agreement, if any, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

        Section 6.7 of the Limited Liability Company Agreement (as it may be amended, the "LLC Agreement") of the company provides that no member, agent, officer or employee shall be liable to the company for (i) any act performed in good faith within the scope of the authority of the Agreement, (ii) any good faith failure or refusal to perform acts under this agreement or (iii) any performance or omission to perform any acts in reliance on the advice of agents of the company, provided that each member shall be liable in all events for its own fraud, negligence or willful misconduct.

        Section 6.7.2 of the LLC Agreement provides that the company indemnify any of its officers, employees, members or agents from any loss, cost, damage, fee or expense incurred by reason of (i) such party's status as a member or related party of the company, (ii) any act performed in good faith within the scope of the authority of the Agreement, (iii) any good faith failure or refusal to perform acts under this agreement or (iv) any performance or omission to perform ant acts in reliance on the advice of agents of the company, provided that each member shall be liable in all events for its own fraud, negligence or willful misconduct.

        Officers, directors and general partners of SZR Scottsdale, LLC are covered under the same liability insurance policies described under "—Ventas, Inc." above.

SZR US UPREIT Three, LLC

        SZR US UPREIT Three, LLC is organized under the DLLCA. Section 18-108 of the DLLCA provides that, subject to such standards and restrictions in its limited liability company agreement, if any, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

        Article 16 of the Limited Liability Company Agreement (as it may be amended, the "LLC Agreement") of SZR US UPREIT Three, LLC provides that each individual who is made party or is threatened to be made a party to or is involved in a threatened, pending or completed claim, action or proceeding, whether criminal or civil, by reason of the fact that he is or was an officer or director of the company or while an officer or director of the company is or was serving at the request of the company as a manager, director, officer, partner employee or similar functionary of another limited liability company, corporation or partnership, shall be indemnified by the company to the fullest extent permitted under the DLLCA, so long as the person being indemnified has performed in accordance with the limitations set forth in Section 16, against judgments, penalties, fines, settlements and reasonable expenses (including, without limitation, attorneys' and other professional fees and expenses). Indemnification shall continue with respect to a person who has ceased to serve in the capacity which initially entitled such person to indemnity thereunder.

        The right to indemnification is a contract right and no amendment or repeal of Article 16 shall limit any indemnification rights. The right to indemnification includes the right to be paid or reimbursed by the company the reasonable expenses incurred by a person of the type entitled to be indemnified under Article 16 who was or is threatened to be made a named defendant in a proceedings in advance of the final disposition of the proceeding and without any determination as to the person's ultimate entitlement to indemnification; provided that the payment of such expenses incurred by any such person in advance of the final disposition of a proceeding shall be made upon the satisfaction of the following criteria: delivery to the company of a written affirmation by such person of his good faith that he met the standard of conduct necessary for indemnification, a written undertaking to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified and any additional terms as the company deems appropriate.

        No indemnification will be provided to any director or officer for or in connection with the receipt of a financial benefit to which such person is not entitled, voting for or consenting to a distribution to directors in violation the DLLCA or a knowing violation of law. The company may reimburse reasonable out-of-pocket expenses (including attorneys' and other professional expenses) incurred by a director, officer or employee in connection with a his or her appearance as a witness in a proceeding relating to his employment at the company even if he is not a named defendant. The company may purchase and maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer or employee of another company against any expense, liability or loss, whether or not the company would have the power to indemnify such person under Article 16. The right to indemnity is not exclusive to other sources of indemnity under law. If Section 16 is invalidated, the company will still be obligated to indemnify the directors and officers.

        Officers, directors and general partners of SZR US UPREIT Three are covered under the same liability insurance policies described under "—Ventas, Inc." above.

Allison Park Nominee LP; BCC State College Realty, LP; Bloomsburg Nominee LP; Chippewa Nominee LP; Dillsburg Nominee LP; Hendersonville Nominee LP; Kingsport Nominee LP; Knoxville Nominee LP; Lebanon Nominee LP; Lewisburg Nominee LP; Lima Nominee LP; Loyalsock Nominee LP; Sagamore Hills Nominee LP; Saxonburg Nominee LP; Xenia Nominee LP

        Allison Park Nominee LP, BCC State College Realty, LP, Bloomsburg Nominee LP, Chippewa Nominee LP, Dillsburg Nominee LP, Hendersonville Nominee LP, Kingsport Nominee LP, Knoxville Nominee LP, Lebanon Nominee LP, Lewisburg Nominee LP, Lima Nominee LP, Loyalsock Nominee LP, Sagamore Hills Nominee LP, Saxonburg Nominee LP and Xenia Nominee LP are organized under the DRULPA. Section 17-108 of the DRULPA provides that, subject to such standards and restrictions in its partnership agreement, if any, a limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

        The Agreement of Limited Partnership of each of Allison Park Nominee LP, BCC State College Realty, LP, Bloomsburg Nominee LP, Chippewa Nominee LP, Dillsburg Nominee LP, Hendersonville Nominee LP, Kingsport Nominee LP, Knoxville Nominee LP, Lebanon Nominee LP, Lewisburg Nominee LP, Lima Nominee LP, Loyalsock Nominee LP, Sagamore Hills Nominee LP, Saxonburg Nominee LP and Xenia Nominee LP does not contain standards or restrictions regarding the respective partnership's power to indemnify and hold harmless any member or manager or other person from and against claims and demands.

        Officers and partners of Allison Park Nominee LP, BCC State College Realty, LP, Bloomsburg Nominee LP, Chippewa Nominee LP, Dillsburg Nominee LP, Hendersonville Nominee LP, Kingsport Nominee LP, Knoxville Nominee LP, Lebanon Nominee LP, Lewisburg Nominee LP, Lima Nominee LP, Loyalsock Nominee LP, Sagamore Hills Nominee LP, Saxonburg Nominee LP and Xenia Nominee LP are covered under the same liability insurance policies described under "—Ventas, Inc." above.

BCC Altoona Realty, LP; BCC Berwick Realty, LP; BCC Lewistown Realty, LP; BCC Reading Realty, LP

        BCC Altoona Realty, LP, BCC Berwick Realty, LP, BCC Lewistown Realty, LP, BCC Reading Realty, LP are organized under the DRULPA. Section 17-108 of the DRULPA provides that, subject to such standards and restrictions in its partnership agreement, if any, a limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

        Section 10.1 of the Amended and Restated Limited Partnership Agreement (as it may be amended, the "Partnership Agreement") of each of BCC Altoona Realty, LP, BCC Berwick Realty, LP, BCC Lewistown Realty, LP, BCC Reading Realty, LP requires the applicable partnership to indemnify and defend the general partner and the officers of the partnership, or anyone who was serving as such at the request of the partnership on behalf of some other entity, and hold each of them harmless from and against any and all obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against such person (including, without limitation, all costs and expenses of defense, appeal and settlement) to the fullest extent permitted by the DRULPA. The obligations of the applicable partnership under Section 10.1 shall be satisfied solely from the assets of the partnership, and the general partner shall not have any personal liability on account thereof.

        Officers and partners of BCC Altoona Realty, LP, BCC Berwick Realty, LP, BCC Lewistown Realty, LP, BCC Reading Realty, LP are covered under the same liability insurance policies described under "—Ventas, Inc." above.

ET Sub-Berkshire Limited Partnership; ET Sub-Lehigh Limited Partnership; ET Sub-Sanatoga Limited Partnership

        ET Sub-Berkshire Limited Partnership, ET Sub-Lehigh Limited Partnership and ET Sub-Sanatoga Limited Partnership are organized under the Delaware Revised Uniform Limited Partnership Act (the "DRULPA"). Section 17-108 of the DRULPA provides that, subject to such standards and restrictions in its partnership agreement, if any, a limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

        The Agreement of Limited Partnership of each of ET Sub-Berkshire Limited Partnership, ET Sub-Lehigh Limited Partnership and ET Sub-Sanatoga Limited Partnership (the "Partnership Agreements") specify that each partnership may (a) indemnify to the fullest extent permitted by the DRULPA each partner and such partner's respective affiliates, members, partners and officers in connection with any threatened, pending or completed Proceeding, any appeal therein, or any inquiry or investigation preliminary thereto, arising in connection with the management or conduct of the business or affairs of the applicable partnership or their activities with respect thereto, and (b) pay or reimburse each such person for expenses incurred by it (i) in advance of the final disposition of a Proceeding to which such person was, is or is threatened to be made a party, and (ii) in connection with its appearance as a witness or other participation in any Proceeding. Additionally, each Partnership Agreement provides that the applicable partnership may purchase and maintain insurance to protect each partner and such partner's respective affiliates, members, partners and officer, whether or not the partnership would have the power to indemnify such person. This indemnification obligation is limited to the assets of the partnership and no partner may be required to make a capital contribution in respect thereof. Each Partnership Agreement also provides that the applicable partnership indemnify and reimburse the tax matters partner, which is designated as the general partner of the applicable partnership, for all expenses, including legal and accounting fees, claims, liabilities, losses and damages incurred in connection with any administrative or judicial proceeding with respect to the tax liability of the partners.

        Officers and partners of ET Sub-Berkshire Limited Partnership, ET Sub-Lehigh Limited Partnership and ET Sub-Sanatoga Limited Partnership are covered under the same liability insurance policies described under "—Ventas, Inc." above.

PSLT OP, L.P.; BLC of California-San Marcos, L.P.

        PSLT OP, L.P. and BLC of California-San Marcos, L.P. are organized under the DRULPA. Section 17-108 of the DRULPA provides that, subject to such standards and restrictions in its partnership agreement, if any, a limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

        Section 7.7 of the Amended and Restated Agreement of Limited Partnership of PSLT OP, L.P. (as supplemented, the "PSLT OP Partnership Agreement") requires PSLT OP, L.P. to indemnify each person made a party to a proceeding by reason of his status as the general partner, or as a director, trustee, officer, stockholder, partner, member, employee, representative or agent of the general partner or as an officer, employee, representative or agent of the partnership, from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorneys' fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the partnership or of Ventas Provident, LLC (as successor to Provident Senior Living Trust), in which such indemnitee may be involved, or is threatened to be involved, as a party or otherwise, except to the extent such Indemnitee acted in bad faith, or with gross negligence or willful misconduct. Any indemnification pursuant to Section 7.7 can be made only out of the assets of the partnership, and neither the general partner nor any limited partner shall have any obligation to contribute to the capital of the partnership, or otherwise provide funds, to enable the partnership to fund its indemnification obligations. Reasonable expenses incurred by an indemnitee who is a party to a proceeding must be paid or reimbursed by the partnership in advance of the final disposition of the proceeding, upon receipt by the partnership of an undertaking by or on behalf of the indemnitee to repay such amount if it shall be determined that the indemnitee is not entitled to be indemnified. The indemnification provided by Section 7.7 is in addition to any other rights to which an indemnitee or any other person may be entitled under any agreement, pursuant to any vote of the partners, as a matter of law or otherwise, and shall continue as to an indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such indemnities are indemnified. The partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of the indemnities and such other persons as the general partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such person in connection with the partnership's activities, regardless of whether the partnership would have the power to indemnify such person against such liability under the provisions of the PSLT OP Partnership Agreement. For purposes of Section 7.7, the partnership is deemed to have requested an indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of Section 7.7; and actions taken or omitted by the indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the partnership. In no event may an indemnitee subject any of the partners to personal liability by reason of the indemnification provisions set forth in the PSLT OP Partnership Agreement. An indemnitee cannot be denied indemnification in whole or in part under Section 7.7 because the indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of the PSLT OP Partnership Agreement.

        Section 6.5 of the Agreement of Limited Partnership of BLC of California-San Marcos, L.P. provides that the partnership shall indemnify and hold harmless the general partners and the limited partners and each of their respective partners, officers, directors, stockholders, employees, agents and affiliates from and against any and all losses, expenses, damages or injuries suffered or sustained by such parties (or any of them) by reason of any acts, omissions or alleged acts or omissions arising out of its or their activities on behalf of the partnership or in furtherance of the interests of the partnership, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim provided that the acts, omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claim is based was performed or omitted in good faith and were not performed or omitted fraudulently or in bad faith or as a result of gross negligence or willful misconduct by any such party and provided that such party reasonably believed that the acts, omissions, or alleged acts or omissions upon which such actual or threatened action, proceeding or claim is based was in the best interests of the partnership. Such indemnification shall be made only to the extent of the assets of the partnership.

        Officers and partners of PSLT OP, L.P. and BLC of California-San Marcos, L.P. are covered under the same liability insurance policies described under "—Ventas, Inc." above.

Ventas Grantor Trust #1; Ventas Grantor Trust #2

        Section 3817 of the Delaware Statutory Trust Act provides that, subject to such standards and restrictions, if any, as are set forth in the governing instrument of a real estate investment trust, a Delaware real estate investment trust (a "Delaware REIT") shall have the power to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever.

        The absence of a provision for indemnity in the governing instrument of a real estate investment trust shall not be construed to deprive any trustee or beneficial owner or other person of any right to indemnity which is otherwise available to such person under the laws of Delaware.

        Pursuant to Article VII of the Trust Agreement of each of Ventas Grantor Trust #1 and Ventas Grantor Trust #2, the decision of the trustees with respect to the exercise or non-exercise by the trustees of any discretionary or other power under the Trust Agreement, or the time or manner of the exercise thereof made in good faith, shall fully protect the trustees, shall not subject the trustees to any liability whatsoever to any person interested or who may become interested in the Trust Estate or any trust created under the Trust Agreement (including creditors), and shall be final, conclusive and binding upon all such persons. The trustees acting under the Trust Agreement shall not be responsible for any error of judgment or mistake of fact or law, and the trustees shall be fully protected for any action taken in good faith, in accordance with the advice of counsel, or in reliance thereon.

        The trustees shall be fully indemnified by the trust to the fullest extent permitted by law from and against any and all losses, claims, demands, costs, damages, liabilities (joint or several), expenses of any nature (including attorneys' fees and disbursements), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits, or proceedings, whether civil, criminal, administrative or investigative, in which a trustee may be involved, or threatened to be involved as a party or otherwise, arising out of or incidental to the business or activities of or relating to the Trust Estate, regardless of whether the trustee continues to serve as a trustee at the time any such liability or expense is paid or incurred; provided, however, that this provision shall not eliminate or limit the liability of a trustee for acts or omissions from which such trustee (or any officer or director of a corporate trustee) received an improper personal, benefit or profit or which involve active and deliberate dishonesty.

        Expenses incurred by a trustees in defending any claim, demand, action, suit, or proceeding subject to indemnification hereunder shall, from time to time, upon request by the trustees, be advanced by the trust prior to the final disposition of such claim, demand, action, suit, or proceeding upon receipt by the trust of an undertaking by or on behalf of the trustees to repay such amount in the event it is determined subsequently in a judicial proceeding or a binding arbitration that such trustee is not entitled to be indemnified hereunder.

        The grantor shall not be liable in any capacity (whether as grantor, beneficial owner or otherwise) for any actions of the trustees pursuant to the Trust Agreement or for any debts, liabilities or other obligations of the trust or the trustees. Pursuant to Section 3803(a) of the Delaware Act, as applicable, the grantor shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

        Article VII of the Trust Agreements shall survive any termination of the Trust Agreements and dissolution of the Trusts.

        Officers and trustees of each of Ventas Grantor Trust #1 and Ventas Grantor Trust #2 are covered under the same liability insurance policies described under "—Ventas, Inc." above.

Maryland

ElderTrust

        Section 8.4 of the Amended and Restated Declaration of Trust of ElderTrust grants ElderTrust the power to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to its shareholders, trustees, or officers to the maximum extent permitted by Maryland law, from all claims and liabilities to which such person may become subject by reason of his being or having been a shareholder, trustee, officer, employee or agent of ElderTrust. Additionally, Article XII of ElderTrust's Amended and Restated Bylaws provides that, to the maximum extent permitted by Maryland law, ElderTrust will indemnify any of its trustees, officers or shareholders or any former trustee, officer or shareholder of ElderTrust who has been successful, on the merits or otherwise, in the defense of a proceeding to which he was made a party by reason of service in such capacity, against reasonable expenses incurred by him in connection with the proceeding. Article XII also provides that ElderTrust will indemnify any of its trustees or officers or any former trustee or officer against any claim or liability to which he may become subject by reason of such status unless it is established that (i) his act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) he actually received an improper personal benefit in money, property or services, or (iii) in the case of a criminal proceeding, he had reasonable cause to believe that his act or omission was unlawful. Article XII also provides that ElderTrust will indemnify each shareholder or former shareholder against any claim or liability to which he may become subject by reason of such status. In addition, ElderTrust will, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse, in advance of final disposition of a proceeding, reasonable expenses incurred by any of its trustees, officers or shareholders or former trustees, officers or shareholders made a party to a proceeding by reason of such status, provided that, in the case of a trustee or officers of ElderTrust, ElderTrust must have received (i) a written affirmation by the trustee or officer of his good faith belief that he has met the applicable standard of conduct necessary for indemnification by ElderTrust as authorized by its Amended and Restated Bylaws and (ii) a written undertaking by such trustee or officer or on his behalf to repay the amount paid or reimbursed by ElderTrust if it is ultimately determined that the applicable standard of conduct was not met. ElderTrust may, with the approval of its trustees, provide such indemnification or payment or reimbursement of expenses to any of its trustees, officers or shareholders or former trustees, officers or shareholders who served a predecessor of ElderTrust and to any employee or agent of ElderTrust or a predecessor of ElderTrust. Article XII of ElderTrust's Amended and Restated Bylaws also provides that any indemnification or payment or reimbursement of the expenses permitted by such bylaws must be furnished in accordance with the procedures set forth in Section 2-418 of the Maryland General Corporation Law (the "MGCL"). ElderTrust may provide to its trustees, officers and shareholders such other and further indemnification or payment or reimbursement of expenses, as the case may be, to the fullest extent permitted under the MGCL for directors of Maryland corporations.

        The MGCL permits a Maryland real estate investment trust (a "Maryland REIT") (unless its declaration provides otherwise, which ElderTrust's Amended and Restated Declaration of Trust does not) to indemnify a director, trustee or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity.

        The MGCL permits a Maryland REIT to indemnify its present and former trustees and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the trustee or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the trustee or officer actually received an improper personal benefit in money, property or services, or (c) in the case of a criminal proceeding, the trustee or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland REIT may not indemnify for an adverse judgment in a suit by or in the right of the Maryland REIT or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case, a court orders indemnification and then only for expenses. Additionally, the MGCL permits a Maryland REIT to advance reasonable expenses to a trustee or officer upon the receipt by the Maryland REIT of (a) a written affirmation by the trustee or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the Maryland REIT and (b) a written undertaking by or on his behalf to repay the amount paid or reimbursed by the Maryland REIT if it shall ultimately be determined that the standard of conduct was not met. Maryland law permits a Maryland real estate investment trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Amended and Restated Declaration of Trust of ElderTrust contains such a provision which eliminates trustees' and officers' liability to the maximum extent permitted by Maryland law.

        Officers and trustees of ElderTrust are covered under the same liability insurance policies described under "—Ventas, Inc." above.

Pennsylvania

ET Sub-Highgate, L.P.

        ET Sub-Highgate, L.P. is organized under the Pennsylvania Revised Uniform Limited Partnership Act (the "PRULPA"). Section 8510 of the PRULPA provides that subject to the partnership agreement, a limited partnership may indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever. Indemnification may not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness. Indemnification may be granted for any action taken and may be made whether or not the limited partnership would have the power to indemnify the person under any other provision of law and whether or not the indemnified liability arises or arose from any threatened, pending or completed action by or in the right of the limited partnership. Expenses incurred by a partner or other person in defending any action or proceeding against which indemnification may be made pursuant to Section 8510 may be paid by the limited partnership in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the limited partnership. The indemnification and advancement of expenses provided, or granted pursuant to, Section 8510 of the PRULPA shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to serve in the capacity as to which he was indemnified and shall inure to the benefit of the heirs, executors and administrators of such person. Without regard to whether indemnification or advancement of expenses is provided under Section 8510 of the PRULPA, mandatory indemnification must be provided under Section 8331(2) of the Uniform Partnership Act to a partner with respect to payments made, and personal liabilities reasonably incurred, by the partner in the ordinary and proper conduct of the partnership's business, or for the preservation of its business or property.

        Section 7.4 of ET Sub-Highgate, L.P.'s Agreement of Limited Partnership (the "LP Agreement") requires the partnership to indemnify and hold harmless the general partner, its affiliates and any officers, employees or agents of the partnership, to the fullest extent permitted by law, from and against any and all losses, claims, demands, costs, damages, liabilities (joint or several), expenses of any nature (including attorneys' fees and disbursements), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether threatened, pending or completed and whether civil, criminal administrative, arbitrative or investigative, including, without limitation, any appeal to any such claim, demand, action, suit or proceeding and any inquiry or investigation that could lead to such claim, demand, action, suit or proceeding, arising out of or incidental to the ordinary course of business of the partnership or the preservation of its business or properties and in which any indemnitee may be, or may have been, involved, or threatened to be involved, as a party or otherwise, by reason of the fact that he, she or it (i) is or was the general partner, an affiliate of the general partner or an officer, employee or agent of the partnership or (ii) is or was serving at the request of the partnership as a director, officer, member, general or limited partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, limited liability company, joint venture, partnership, limited partnership, sole proprietorship, trust, employee benefit plan or other enterprise, to the fullest extent permitted by PRULPA, regardless of whether the indemnitee continues to be the general partner, an affiliate of the general partner or an officer, employee or agent of the partnership, at the time any such liability or expense is paid or incurred; provided, however, that Section 7.4 shall not eliminate or limit the liability of an indemnitee for any breach of his or her duties to the partnership as set forth in certain provisions of the LP Agreement. Additionally, any right of an indemnitee under Section 7.4 of the LP Agreement is a contract right and shall run to the benefit of the indemnitee. Any repeal or amendment of Section 7.4 of the LP Agreement is prospective only and will not limit the rights of any such indemnitee or the obligations of the partnership with respect to any claim arising from or related to the status or the services of such indemnitee in any of the foregoing capacities prior to any such repeal or amendment to Section 7.4. These rights include the right to be paid by the partnership expenses incurred in investigating or defending any such proceeding in advance of its final disposition to the maximum extent permitted under PRULPA. If a claim for indemnification or advancement or expenses is not paid in full by the partnership within 60 days after a written claim has been received by the partnership, the claimant may at any time thereafter bring suit against the partnership to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. Section 7.4 of the LP Agreement further provides that it shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under PRULPA, but the burden of proving such defense shall be on the partnership. Neither the failure of the partnership to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the indemnitee is permissible in the circumstances nor an actual determination by the partnership that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any indemnitee, such right shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. The rights conferred by Section 7.4 of the LP Agreement are not exclusive of any other right which any indemnitee may have or thereafter acquire under any statute, resolution, agreement or otherwise. In addition, Section 7.4 of the LP Agreement provides that, if authorized by the general partner, the partnership may purchase and maintain insurance on behalf of any indemnitee to the fullest extent permitted by PRULPA.

        Officers and partners of ET Sub-Highgate, L.P. are covered under the same liability insurance policies described under "—Ventas, Inc." above.

Virginia

ET Sub-Pennsburg Manor Limited Partnership, L.L.P.; ET Sub-Rittenhouse Limited Partnership, L.L.P.; ET Sub-Riverview Ridge Limited Partnership, L.L.P.; ET Sub-Willowbrook Limited Partnership, L.L.P.; ET Sub Wayne I Limited Partnership, L.L.P.

        ET Sub-Pennsburg Manor Limited Partnership, L.L.P., ET Sub-Rittenhouse Limited Partnership, L.L.P., ET Sub-Riverview Ridge Limited Partnership, L.L.P., ET Sub-Wayne I Limited

Partnership, L.L.P., and ET Sub-Willowbrook Limited Partnership, L.L.P. are each organized under the Virginia Revised Uniform Limited Partnership Act (the "VRULPA") and each has filed a statement of registration as a limited liability partnership. Section 50-73.96 of the Virginia Uniform Partnership Act (the "VUPA'), at subsections (B) and (C), provides that a partner is not personally liable for any partnership obligation incurred before the person's admission as a partner or for debts, obligations or liabilities of, or chargeable to, the partnership, whether sounding in tort, contract or otherwise that are incurred, created or assumed by the partnership while the partnership is a registered limited liability partnership. Sections 50-73.99 of the VUPA provides that a partnership shall reimburse a partner for payments made and indemnify a partner for liabilities incurred by the partner in the ordinary course of business of the partnership or for the preservation of the partnership; and also provides that no person shall be required as a consequence of the indemnification to make any payment to the extent such payments would be inconsistent with subsections (B) and (C) of Section 50-73.96, described above.

        The Amended and Restated Agreement of Limited Partnership of each of ET Sub-Pennsburg Manor Limited Partnership, L.L.P. and ET Sub-Wayne I Limited Partnership, L.L.P. (as amended, the "Pennsburg and Wayne Partnership Agreements") specifies that each partnership shall indemnify, defend and hold harmless each such partnership's partners, their stockholders, members, owners, partners, directors, officers, employees and agents from and against any loss, liability, damage, cost or expense (including reasonable attorneys' fees) arising out of or alleged to arise out of any demands, claims, suits, actions or proceedings against any of them in or as a result of or relating to their respective capacities, actions or omissions with respect to the applicable partnership, or otherwise concerning the business or affairs of the applicable partnership including, without limitation, any demands, claims, suits, actions or proceedings, initiated by any of their respective partners; provided, however, that the acts or omissions of each partnership's general partner shall not be indemnified thereunder to the extent a court of competent jurisdiction finds, upon entry of a final judgment, that the same resulted from gross negligence, willful misconduct, recklessness, malfeasance or fraud. Furthermore, each of the Pennsburg and Wayne Partnership Agreements provides that the rights of indemnification shall be cumulative of, and in addition to, any and all rights, remedies and recourse to which any indemnified party shall be entitled, whether pursuant to the provisions of each of the Pennsburg and Wayne Partnership Agreements, at law or in equity. Indemnification is to be made solely and entirely from the assets of the applicable partnership (excluding all assets of the applicable partners other than those of and attributable to such partner's interest in the partnership), and no partner shall be personally liable to any indemnified party under Section 12 of each of the Pennsburg and Wayne Partnership Agreements. In addition, any person or entity, when entitled to indemnification pursuant to Section 12 of each of the Pennsburg and Wayne Partnership Agreements, shall be entitled to receive, upon application, advances to cover the costs of defending any proceeding. All rights to indemnification will survive the dissolution of each partnership and the death, retirement, incompetency, insolvency or bankruptcy of any applicable partner.

        The Agreement of Limited Partnership of each of ET Sub-Rittenhouse Limited Partnership, L.L.P., ET Sub-Riverview Ridge Limited Partnership, L.L.P. and ET Sub-Willowbrook Limited Partnership, L.L.P. (the "Rittenhouse, Riverview Ridge and Willowbrook Partnership Agreements") requires each partnership to indemnify and hold harmless its respective general partner, its affiliates and any officers, employees or agents of the partnership, to the fullest extent permitted by law, from and against any and all losses, claims, demands, costs, damages, liabilities (joint or several), expenses of any nature (including attorneys' fees and disbursements), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether threatened, pending or completed and whether civil, criminal, administrative, arbitrative or investigative, including, without limitation, any appeal to any such claim, demand, action, suit or proceeding and any inquiry or investigation that could lead to such claim, demand, action, suit or proceeding, arising out of or incidental to the ordinary course of business of such partnership or the preservation of its business or properties and in which any indemnitee may be, or may have been, involved, or threatened to be involved, as a party or otherwise, by reason of the fact that he, she or it (i) is or was the general partner, an affiliate of the general partner or an officer, employee or agent of such partnership or (ii) is or was serving at the request of such partnership as a director, officer, member, general or limited partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, limited liability company, joint venture, partnership, limited partnership, sole proprietorship, trust, employee benefit plan or other enterprise, to the fullest extent permitted by the VRULPA, regardless of whether the indemnitee continues to be the general partner, an affiliate of the general partner or an officer, employee or agent of such partnership, at the time any such liability or expense is paid or incurred; provided, however, that Section 7.4 of each of the applicable Rittenhouse, Riverview Ridge and Willowbrook Partnership Agreements shall not eliminate or limit the liability of an indemnitee for any breach of his or her duties to the applicable partnership as set forth in certain provisions of the Rittenhouse, Riverview Ridge and Willowbrook Partnership Agreements. Additionally, any right of an indemnitee under Section 7.4 of each of the Rittenhouse, Riverview Ridge and Willowbrook Partnership Agreements is a contract right and shall run to the benefit of the indemnitee. Any repeal or amendment of Section 7.4 of each of the Rittenhouse, Riverview Ridge and Willowbrook Partnership Agreements is prospective only and will not limit the rights of any such indemnitee or the obligations of the applicable partnership with respect to any claim arising from or related to the status or the services of such indemnitee in any of the foregoing capacities prior to any such repeal or amendment to Section 7.4 of each of the Rittenhouse, Riverview Ridge and Willowbrook Partnership Agreements. These rights include the right to be paid by the applicable partnership expenses incurred in investigating or defending any such proceeding in advance of its final disposition to the maximum extent permitted under the VRULPA. If a claim for indemnification or advancement or expenses is not paid in full by the applicable partnership within 60 days after a written claim has been received by such partnership, the claimant may at any time thereafter bring suit against such partnership to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. Section 7.4 of each of the Rittenhouse, Riverview Ridge and Willowbrook Partnership Agreements further provides that it shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the VRULPA, but the burden of proving such defense shall be on the applicable partnership. Neither the failure of the applicable partnership to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the indemnitee is permissible in the circumstances nor an actual determination by such partnership that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any indemnitee, such right shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. The rights conferred by Section 7.4 of each of the Rittenhouse, Riverview Ridge and Willowbrook Partnership Agreements are not exclusive of any other right which any indemnitee may have or thereafter acquire under any statute, resolution, agreement or otherwise. In addition, Section 7.4 of each of the Rittenhouse, Riverview Ridge and Willowbrook Partnership Agreements provides that, if authorized by the general partner, the applicable partnership may purchase and maintain insurance on behalf of any indemnitee to the fullest extent permitted by the VRULPA.

        Officers and partners of ET Sub-Pennsburg Manor Limited Partnership, L.L.P.; ET Sub-Rittenhouse Limited Partnership, L.L.P.; ET Sub-Riverview Ridge Limited Partnership, L.L.P.; Et Sub-Willowbrook Limited Partnership, L.L.P.; ET Sub-Wayne I Limited Partnership, L.L.P. are covered under the same liability insurance policies described under "—Ventas, Inc." above.

Illinois

The Ponds of Pembroke Limited Partnership

        The Ponds of Pembroke Limited Partnership is organized under the Illinois Revised Uniform Limited Partnership Act ("IRULPA"). Although the IRULPA does not address the indemnification of partners, Section 1204 of the IRULPA provides that in any case not provided for in the IRULPA, the provisions of the Illinois Uniform Partnership Act ("IUPA") govern. Section 18(b) of the IUPA provides that a partnership shall indemnify every partner in respect of payments made and personal liabilities reasonably incurred by the partner in the ordinary and proper conduct of the partnership's business or for the preservation of the partnership's business or property.

        Section 6.5 of the Amended and Restated Agreement of Limited Partnership of The Ponds of Pembroke Limited Partnership provides that the partnership shall indemnify and hold harmless the general partners and the limited partners and each of their respective partners, officers, directors, stockholders, employees, agents and affiliates from and against any and all losses, expenses, damages or injuries suffered or sustained by such parties (or any of them) by reason of any acts, omissions or alleged acts or omissions arising out of its or their activities on behalf of the partnership or in furtherance of the interests of the partnership, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim provided that the acts, omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claim is based was performed or omitted in good faith and were not performed or omitted fraudulently or in bad faith or as a result of gross negligence or willful misconduct by any such party and provided that such party reasonably believed that the acts, omissions, or alleged acts or omissions upon which such actual or threatened action, proceeding or claim is based was in the best interests of the partnership. Such indemnification shall be made only to the extent of the assets of the partnership.

        Officers and partners of The Ponds of Pembroke Limited Partnership are covered under the same liability insurance policies described under "—Ventas, Inc." above.

River Oaks Partners

        River Oaks Partners is organized under the IUPA. Section 18(b) of the IUPA provides that a partnership must indemnify every partner in respect of payments made and personal liabilities reasonably incurred by the partner in the ordinary and proper conduct of the partnership's business or for the preservation of the partnership's business or property.

        Section 6.5 of the Amended and Restated Agreement of Partnership of River Oaks Partners provides that the partnership shall indemnify and hold harmless the partners and each of their respective partners, officers, directors, stockholders, employees, agents and affiliates from and against any and all losses, expenses, damages or injuries suffered or sustained by such parties (or any of them) by reason of any acts, omissions or alleged acts or omissions arising out of its or their activities on behalf of the partnership or in furtherance of the interests of the partnership, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim provided that the acts, omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claim is based was performed or omitted in good faith and were not performed or omitted fraudulently or in bad faith or as a result of gross negligence or willful misconduct by any such party and provided that such party reasonably believed that the acts, omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claim is based was in the best interests of the partnership. Such indemnification shall be made only to the extent of the assets of the partnership.

        Officers and partners of River Oaks Partners are covered under the same liability insurance policies described under "—Ventas, Inc." above.

Canada

SZR Burlington Inc.; SZR Markham Inc.; SZR Mississauga Inc.; SZR Oakville Inc.; SZR Richmond Hill Inc.; SZR Windsor Inc.; Ventas SSL Beacon Hill, Inc.; Ventas SSL Lynn Valley, Inc.; Ventas SSL Ontario II, Inc.; Ventas SSL Ontario III, Inc.; Ventas SSL Vancouver, Inc.

        SZR Burlington Inc., SZR Markham Inc., SZR Mississauga Inc., SZR Oakville Inc., SZR Richmond Hill Inc. and SZR Windsor Inc. (each a "SZR Entity" and collectively the "SZR Entities") and Ventas SSL Beacon Hill, Inc., Ventas SSL Lynn Valley, Inc., Ventas SSL Ontario II, Inc., Ventas SSL Ontario III, Inc. and Ventas SSL Vancouver, Inc. (each a "SSL Entity" and collectively the "SSL Entities") are governed by the Business Corporations Act (Ontario) which sets out rules with respect to indemnification and insurance for directors, officers and other individuals.

        Section 136 of the Business Corporations Act (Ontario) (the "Act") provides that a corporation may indemnify a director or officer of the corporation, a former director or officer of the corporation or another individual who acts or acted at the corporation's request as a director or officer, or an individual acting in a similar capacity, of another entity, (collectively, an "Indemnified Party"), against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Indemnified Party in respect of any civil, criminal, administrative, investigative or other proceeding (collectively, the "Action") in which the individual is involved because of that association with the corporation or other entity, if:

          (a)   the individual acted honestly and in good faith with a view to the best interests of the corporation or, as the case maybe, with a view to the best interests of the other entity for which the individual acted as a director or officer or in a similar capacity at the corporation's request; and

          (b)   in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that their conduct was lawful.

        Section 136 of the Act also provides that a corporation may, with the approval of the Ontario Superior Court of Justice, indemnify an Indemnified Party in respect of an action by or on behalf of the corporation or other entity to obtain a judgment in its favor (a "Derivative Action"), to which the individual is made a party because of the individual's association with the corporation or such other entity, against all costs, charges and expenses reasonably incurred by the individual in connection with such Derivative Action if the individual fulfills the condition set forth in clause (a) of the paragraph above.

        The Act provides that an Indemnified Party is entitled to indemnification from the corporation in respect of all costs, charges and expenses reasonably incurred by the individual in connection with the defense of such Action or Derivative Action to which the individual has been made party because of the individual's association with the corporation or such other entity; provided that the Indemnified Party (i) fulfills the conditions set out in the clause (a) and (b) above, and (ii) was not judged by a court or other competent authority to have committed any fault or to have omitted to do anything that such individual ought to have done.

        The Act also provides that a corporation may purchase and maintain insurance for the benefit of an Indemnified Party against liability incurred in the individual's capacity as a director or officer of the corporation, or as a director or officer, or a similar capacity, of another entity if the individual acts in that capacity at the corporation's request.

        The Bylaws of each of the SSL Entities provide that such SSL Entity shall indemnify an Indemnified Party and their heirs and legal representatives against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of or in connection with any civil, criminal or administrative action to which the person is made a party by reason of being or having been such a director or officer, if:

          (a)   the person acted honestly and in good faith with a view to the best interest of the SSL Entity; and

          (b)   in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the person had reasonable grounds for believing the relevant conduct was lawful.

        The Bylaws of each of the SSL Entities (the "SSL Bylaws") further provide that such SSL Entity with the approval of the court may indemnify an Indemnified Party with respect to Derivative Actions in accordance with the Act where the Indemnified Party fulfills the conditions in clause (x) and (y) above. Such SSL Bylaws also provide that an Indemnified Party is entitled to indemnity in an Action or Derivative Action if the Indemnified Party was substantially successful on the merits in that person's defence and fulfills the conditions set out in clause (x) and (y) above. The SSL Bylaws also provide that SSL Entities may purchase insurance for the benefit of Indemnified Party against liability incurred in their capacity as directors or officers of such SSL Entity or other body corporate in which the Indemnified Party is a director or officer at the request of the SSL Entity, except when such liability relates to that person's failure to act in the best interest of the entity of which they are a director or officer.

        The Bylaws of each of the SZR Entities (the "SZR Bylaws") provide that an SZR Entity shall indemnify an Indemnified Party to the extent permitted by the Act and that the SZR Entity may purchase insurance for the benefit of an Indemnified Party to the extent permitted by the Act.

        Officers and directors of SZR Burlington Inc., SZR Markham Inc., SZR Mississauga Inc., SZR Oakville Inc., SZR Richmond Hill Inc. and SZR Windsor Inc., Ventas SSL Beacon Hill, Inc., Ventas SSL Lynn Valley, Inc., Ventas SSL Ontario II, Inc., Ventas SSL Ontario III, Inc. and Ventas SSL Vancouver, Inc. are covered under the same liability insurance policies described under "—Ventas, Inc." above.

Island of Jersey

Ventas of Vancouver, Limited

        Ventas of Vancouver, Limited is registered under the Companies (Jersey) Law 1991 ("CJL"). Pursuant to Article 38.1 of the Memorandum and Articles of Association of Ventas of Vancouver, Limited, to the extent permitted by applicable law, every present and former officer of the company shall be indemnified out of the assets of the company against any loss or liability incurred by him by reason of being or having been such an officer. The directors may, without sanction of the company at a general meeting, authorise the purchase or maintenance of insurance by the company as is permitted by law, on behalf of any person who is or was an officer of the company, against any liability which would otherwise attach to such officer or former officer.

        Paragraph 1 of Article 77 of the CJL provides that subject to paragraphs 2 and 3, any provision, whether contained in the articles of, or in a contract with, a company or otherwise, whereby the company or any of its subsidiaries or any other person, for some benefit conferred or detriment suffered directly or indirectly by the company, agrees to exempt any person from, or indemnify any person against, any liability which by law would otherwise attach to the person by reason of the fact that the person is or was an officer of the company shall be void.

        Paragraph 2 of Article 77 of the CJL provides that paragraph 1 does not apply to a provision exempting a person from or indemnifying the person against any of the following:

          (a)   any liabilities incurred in defending any proceedings whether civil or criminal (i) in which judgement is given in the person's favour or the person is acquitted, (ii) which is discontinued otherwise than for some benefit conferred by the person or on the person's behalf or some detriment suffered by the person, or (iii) which are settled on terms which include such benefit or detriment and, in the opinion of a majority of the directors of the company (excluding any director who conferred such benefit or on whose behalf such benefit was conferred or who suffered such detriment), the person was substantially successful on the merits in the person's resistance to the proceedings

          (b)   any liability incurred otherwise than to the company if the person acted in good faith with a view to the best interests of the company;

          (c)   any liability incurred in connection with an application made under Article 212 in which relief is granted to the person by the court; or

          (d)   any liability against which the company normally maintains insurance for persons other than directors.

        Paragraph 3 provides that nothing in this Article 77 shall deprive a person of any exemption of indemnity to which the person was lawfully entities in respect of anything done or omitted by the person before the coming into force of this Article.

        Paragraph 4 provides that Article 77 does not prevent a company from purchasing and maintaining for any such officer insurance against any such liability.

        Article 212 of the CJL provides that (i) if in proceedings for negligence, default, breach of duty or breach of trust against an officer of a company or a person employed by a company as auditor it appears to the court that that officer or person is or may be liable in respect of the negligence, default, breach of duty or breach of trust, but that the person has acted honestly and that having regard to all the circumstance of the case (including those connected with his or her appointment) he or she ought fairly to be excused for the negligence, default, breach of duty or breach of trust, the court may relieve the person, either wholly or partly, from his or her liability on such terms as it thinks fit, (ii) if an officer or person mentioned in paragraph (i) has reason to apprehend that a claim will or might be made against the person in respect of negligence, default, breach of duty or breach of trust, he or she may apply to the court for relief; and the court on the application has the same power to relieve the person as it would have had if proceedings against him or her for negligence, default, breach of duty or breach of trust had been brought.

        The director based in Jersey, Channel Islands and the Company Secretary currently has in effect directors' and officers' liability insurance policies. These policies cover any negligent act, error or omission of a director or officer, subject to certain exclusions. The limit of liability under the policies is GBP300,000,000 in the aggregate annually for coverages in excess of deductibles.

        Directors based in the U.S. are covered under the same liability insurance policies described under "—Ventas, Inc" above.

Item 16.    Exhibits

Exhibit No.	Description
1.1	Form of Underwriting Agreement (for Ventas, Inc. common stock).*
1.2	Form of Underwriting Agreement (for Ventas, Inc. preferred stock).*
1.3	Form of Underwriting Agreement (for Ventas, Inc. depositary shares).*
1.4	Form of Underwriting Agreement (for Ventas, Inc. warrants).*
1.5	Form of Underwriting Agreement (for debt securities).*
3.1
Amended and Restated Certificate of Incorporation of Ventas, Inc., as amended (incorporated herein by reference to Exhibit 3.1 to Ventas, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008).
3.2	Third Amended and Restated Bylaws of Ventas, Inc. (incorporated herein by reference to Exhibit 3.2 to Ventas, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997).
4.1	Specimen Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 to Ventas, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998).
4.2	Ventas, Inc. Distribution Reinvestment and Stock Purchase Plan (incorporated herein by reference to Ventas, Inc.'s Registration Statement on Form S-3, Registration No. 333-155770).
4.3
Registration Rights Agreement dated as of December 1, 2006 by and among Ventas, Inc. and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Initial Purchasers (incorporated herein by reference to Ventas, Inc.'s Current Report on Form 8-K, filed on December 6, 2006).
4.4	Form of Certificate of Designation for Ventas, Inc. preferred stock (together with form of preferred stock certificate).*
4.5
Form of Deposit Agreement, including form of Ventas, Inc. Depositary Receipt for Ventas, Inc. depositary shares (incorporated herein by reference to Exhibit 4.22 to Ventas, Inc.'s, Ventas Realty, Limited Partnership's, Ventas Capital Corporation's and Ventas LP Realty, L.L.C.'s Registration Statement on Form S-3, Registration No. 333-90756, as amended).
4.6	Form of Warrant Agreement, including form of Ventas, Inc. warrant.*
4.7	Form of Senior Indenture (incorporated herein by reference to Exhibit 4.9 to Ventas, Inc.'s and the co-registrants' Registration Statement on Form S-3, Registration No. 333-133115).
4.8	Form of Subordinated Indenture (incorporated herein by reference to Exhibit 4.10 to Ventas, Inc.'s and the co-registrants' Registration Statement on Form S-3, Registration No. 333-133115).
5	Opinion of Willkie Farr & Gallagher LLP.
12
Statement Regarding Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends (incorporated herein by reference to Exhibit 12 to Ventas, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2008).
23.1	Consent of Willkie Farr & Gallagher (included in their opinion filed as Exhibit 5).

Exhibit No.	Description
23.2	Consent of Ernst & Young LLP.
24	Powers of Attorney (included on the signature pages hereto).
25.1	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Senior Indenture.
25.2	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Subordinated Indenture.

*
To be filed by amendment or incorporated by reference in connection with the offering of any securities, as appropriate.

Item 17.    Undertakings

(a)
The undersigned Registrants hereby undertake:

(i)
To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that subparagraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrants pursuant to Section 13 or Section 15(d) of the Securities and Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

  (2)
  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (4)
  That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

  (i)
  Each prospectus filed by the Registrants pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement;

  (ii)
  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

  (5)
  That, for the purpose of determining liability of the Registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

        The undersigned Registrants undertake that in a primary offering of securities of the undersigned Registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrants will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:

    (i)
    Any preliminary prospectus or prospectus of the undersigned Registrants relating to the offering required to be filed pursuant to Rule 424;

    (ii)
    Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrants or used or referred to by the undersigned Registrants;

    (iii)
    The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrants or their securities provided by or on behalf of the undersigned Registrants; and

    (iv)
    Any other communication that is an offer in the offering made by the undersigned Registrants to the purchaser.

(b)
The undersigned Registrants hereby further undertake that, for the purposes of determining any liability under the Securities Act of 1933, each filing of the annual reports of Ventas, Inc. pursuant to Section 13(a) or Section 15(d) of the Securities Exchange of 1934 that are incorporated by reference in this registration statement, if any, shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrants pursuant to the provisions described under Item 15 of this registration statement, or otherwise (other than insurance), the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a trustee, director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such trustee, director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it or them is against public policy as expressed in such the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(d)
The undersigned Registrants hereby undertake that:

(1)
For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(2)
For purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago, State of Illinois, on the 6th day of April, 2009.

VENTAS, INC.
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: Chairman of the Board, Chief Executive Officer and President

        The undersigned officers and directors of Ventas, Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	Chairman, President and Chief Executive Officer (Principal Executive Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Chief Accounting Officer and Controller (Principal Accounting Officer)
/s/ DOUGLAS CROCKER II Douglas Crocker II	Director
/s/ RONALD G. GEARY Ronald G. Geary	Director
/s/ JAY M. GELLERT Jay M. Gellert	Director

Signature	Title

/s/ ROBERT D. REED Robert D. Reed	Director
/s/ SHELI Z. ROSENBERG Sheli Z. Rosenberg	Director
/s/ JAMES D. SHELTON James D. Shelton	Director
/s/ THOMAS C. THEOBALD Thomas C. Theobald	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago, State of Illinois, on the 6th day of April, 2009.

VENTAS REALTY, LIMITED PARTNERSHIP
By:	VENTAS, INC., its General Partner
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: Chairman of the Board, Chief Executive Officer and President

        The undersigned officers and directors of Ventas, Inc., general partner of Ventas Realty, Limited Partnership, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	Chairman, President and Chief Executive Officer (Principal Executive Officer) of Ventas, Inc., general partner of Ventas Realty, Limited Partnership
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President and Chief Financial Officer (Principal Financial Officer) of Ventas, Inc., general partner of Ventas Realty, Limited Partnership
/s/ ROBERT J. BREHL Robert J. Brehl	Chief Accounting Officer and Controller (Principal Accounting Officer) of Ventas, Inc., general partner of Ventas Realty, Limited Partnership
/s/ DOUGLAS CROCKER II Douglas Crocker II	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership

Signature	Title

/s/ RONALD G. GEARY Ronald G. Geary	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership
/s/ JAY M. GELLERT Jay M. Gellert	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership
/s/ ROBERT D. REED Robert D. Reed	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership
/s/ SHELI Z. ROSENBERG Sheli Z. Rosenberg	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership
/s/ JAMES D. SHELTON James D. Shelton	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership
/s/ THOMAS C. THEOBALD Thomas C. Theobald	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS CAPITAL CORPORATION
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and directors of Ventas Capital Corporation hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director
/s/ BRIAN K. WOOD Brian K. Wood	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

AL (AP) HOLDING LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of AL (AP) Holding LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSL OP, L.P., sole member of IPC (AP) Holding LLC, sole member of AL (AP) Holding LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of AL (AP) Holding LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC, sole member of AL (AP) Holding LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer
(Principal Financial and Accounting Officer) of AL (AP) Holding LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC, sole member of AL (AP) Holding LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC, sole member of AL (AP) Holding LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

AL (HCN) HOLDING LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of AL (HCN) Holding LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of AL (HCN) Holding LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer
(Principal Financial and Accounting Officer) of AL (HCN) Holding LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

AL (MT) HOLDING LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of AL (MT) Holding LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of AL (MT) Holding LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of AL (MT) Holding LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ALLISON PARK NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Allison Park Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC, sole member of AL (AP) Holding LLC, sole member of Allison Park Nominee, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Allison Park Nominee, LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC, sole member of AL (AP) Holding LLC, sole member of Allison Park Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Allison Park Nominee, LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC, sole member of AL (AP) Holding LLC, sole member of Allison Park Nominee LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC, sole member of AL (AP) Holding LLC, sole member of Allison Park Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ALLISON PARK NOMINEE LP
By:	ALLISON PARK NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Allison Park Nominee LLC, general partner of Allison Park Nominee LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSTL OP, L.P., sole member of IPC (AP) Holding LLC, sole member of AL (AP) Holding LLC, sole member of Allison Park Nominee LLC, general partner of Allison Park Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Allison Park Nominee, LLC, general partner of Allison Park Nominee, LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC, sole member of AL (AP) Holding LLC, sole member of Allison Park Nominee LLC, general partner of Allison Park Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer
(Principal Financial and Accounting Officer) of Allison Park Nominee, LLC, general partner of Allison Park Nominee, LP and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC, sole member of AL (AP) Holding LLC, sole member of Allison Park Nominee LLC, general partner of Allison Park Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC, sole member of AL (AP) Holding LLC, sole member of Allison Park Nominee LLC, general partner of Allison Park Nominee LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC ALTOONA REALTY GP, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Altoona Realty GP, LLC and managers of VSCRE Holdings, LLC, sole member of BCC Altoona Realty, LLC, sole member of BCC Altoona Realty GP, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Altoona Realty GP, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Altoona Realty, LLC, sole member of BCC Altoona Realty GP, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer
(Principal Financial and Accounting Officer) of BCC Altoona Realty GP, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Altoona Realty, LLC, sole member of BCC Altoona Realty GP, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Altoona Realty, LLC, sole member of BCC Altoona Realty GP, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC ALTOONA REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Altoona Realty, LLC and managers of VSCRE Holdings, LLC, sole member of BCC Altoona Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Altoona Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Altoona Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Altoona Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Altoona Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Altoona Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC ALTOONA REALTY, LP
By: BCC ALTOONA REALTY GP, LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Altoona Realty GP, LLC, general partner of BCC Altoona Realty, LP, and managers of VSCRE Holdings, LLC, sole member of BCC Altoona Realty, LLC, sole member of BCC Altoona Realty GP, LLC, general partner of BCC Altoona Realty, LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Altoona Realty GP, LLC, general partner of BCC Altoona Realty, LP, and Manager of VSCRE Holdings, LLC, sole member of BCC Altoona Realty, LLC, sole member of BCC Altoona Realty GP, LLC, general Partner of BCC Altoona Realty, LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Altoona Realty GP, LLC, general partner of BCC Altoona Realty, LP and Manager of VSCRE Holdings, LLC, sole member of BCC Altoona Realty, LLC, sole member of BCC Altoona Realty GP, LLC, general partner of BCC Altoona Realty, LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Altoona Realty, LLC, sole member of BCC Altoona Realty GP, LLC, general partner of BCC Altoona Realty, LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC BERWICK REALTY GP, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Berwick Realty GP, LLC and managers of VSCRE Holdings, LLC, sole member of BCC Berwick Realty, LLC, sole member of BCC Berwick Realty GP, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Berwick Realty GP, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Berwick Realty, LLC, sole member of BCC Berwick Realty GP, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Berwick Realty GP, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Berwick Realty, LLC, sole member of BCC Berwick Realty GP, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Berwick Realty, LLC, sole member of BCC Berwick Realty GP, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC BERWICK REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Berwick Realty, LLC and managers of VSCRE Holdings, LLC, sole member of BCC Berwick Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Berwick Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Berwick Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Berwick Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Berwick Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Berwick Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC BERWICK REALTY, LP
By: BCC BERWICK REALTY GP, LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Berwick Realty GP, LLC, general partner of BCC Berwick Realty, LP, and managers of VSCRE Holdings, LLC, sole member of BCC Berwick Realty, LLC, sole member of BCC Berwick Realty GP, LLC, general partner of BCC Berwick Realty, LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Berwick Realty GP, LLC, general partner of BCC Berwick Realty, LP, and Manager of VSCRE Holdings, LLC, sole member of BCC Berwick Realty, LLC, sole member of BCC Berwick Realty GP, LLC, general Partner of BCC Berwick Realty, LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Berwick Realty GP, LLC, general partner of BCC Berwick Realty, LP and Manager of VSCRE Holdings, LLC, sole member of BCC Berwick Realty, LLC, sole member of BCC Berwick Realty GP, LLC, general partner of BCC Berwick Realty, LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Berwick Realty, LLC, sole member of BCC Berwick Realty GP, LLC, general partner of BCC Berwick Realty, LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC LEWISTOWN REALTY GP, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Lewistown Realty GP, LLC and managers of VSCRE Holdings, LLC, sole member of BCC Lewistown Realty, LLC, sole member of BCC Lewistown Realty GP, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Lewistown Realty GP, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Lewistown Realty, LLC, sole member of BCC Lewistown Realty GP, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Lewistown Realty GP, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Lewistown Realty, LLC, sole member of BCC Lewistown Realty GP, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Lewistown Realty, LLC, sole member of BCC Lewistown Realty GP, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC LEWISTOWN REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Lewistown Realty, LLC and managers of VSCRE Holdings, LLC, sole member of BCC Lewistown Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Lewistown Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Lewistown Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Lewistown Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Lewistown Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Lewistown Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC LEWISTOWN REALTY, LP
By: BCC LEWISTOWN REALTY GP, LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Lewistown Realty GP, LLC, general partner of BCC Lewistown Realty, LP, and managers of VSCRE Holdings, LLC, sole member of BCC Lewistown Realty, LLC, sole member of BCC Lewistown Realty GP, LLC, general partner of BCC Lewistown Realty, LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Lewistown Realty GP, LLC, general partner of BCC Lewistown Realty, LP, and Manager of VSCRE Holdings, LLC, sole member of BCC Lewistown Realty, LLC, sole member of BCC Lewistown Realty GP, LLC, general Partner of BCC Lewistown Realty, LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Lewistown Realty GP, LLC, general partner of BCC Lewistown Realty, LP and Manager of VSCRE Holdings, LLC, sole member of BCC Lewistown Realty, LLC, sole member of BCC Lewistown Realty GP, LLC, general partner of BCC Lewistown Realty, LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Lewistown Realty, LLC, sole member of BCC Lewistown Realty GP, LLC, general partner of BCC Lewistown Realty, LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC MARTINSBURG REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Martinsburg Realty, LLC and managers of VSCRE Holdings, LLC, sole member of BCC Martinsburg Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Martinsburg Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Martinsburg Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Martinsburg Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Martinsburg Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Martinsburg Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC MEDINA REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Medina Realty, LLC and managers of VSCRE Holdings, LLC, sole member of BCC Medina Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Medina Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Medina Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Medina Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Medina Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Medina Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC ONTARIO REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Ontario Realty, LLC and managers of VSCRE Holdings, LLC, sole member of BCC Ontario Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Ontario Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Ontario Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Ontario Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Ontario Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Ontario Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC READING REALTY GP, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Reading Realty GP, LLC and managers of VSCRE Holdings, LLC, sole member of BCC Reading Realty, LLC, sole member of BCC Reading Realty GP, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Reading Realty GP, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Reading Realty, LLC, sole member of BCC Reading Realty GP, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Reading Realty GP, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Reading Realty, LLC, sole member of BCC Reading Realty GP, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Reading Realty, LLC, sole member of BCC Reading Realty GP, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC READING REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Reading Realty, LLC and managers of VSCRE Holdings, LLC, sole member of BCC Reading Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Reading Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Reading Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Reading Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Reading Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Reading Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC READING REALTY, LP
By: BCC READING REALTY GP, LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Reading Realty GP, LLC, general partner of BCC Reading Realty, LP, and managers of VSCRE Holdings, LLC, sole member of BCC Reading Realty, LLC, sole member of BCC Reading Realty GP, LLC, general partner of BCC Reading Realty, LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Reading Realty GP, LLC, general partner of BCC Reading Realty, LP, and Manager of VSCRE Holdings, LLC, sole member of BCC Reading Realty, LLC, sole member of BCC Reading Realty GP, LLC, general Partner of BCC Reading Realty, LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Reading Realty GP, LLC, general partner of BCC Reading Realty, LP and Manager of VSCRE Holdings, LLC, sole member of BCC Reading Realty, LLC, sole member of BCC Reading Realty GP, LLC, general partner of BCC Reading Realty, LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Reading Realty, LLC, sole member of BCC Reading Realty GP, LLC, general partner of BCC Reading Realty, LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC SHIPPENSBURG REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Shippensburg Realty, LLC and managers of VSCRE Holdings, LLC, sole member of Shippensburg Realty Holdings, LLC, sole member of BCC Shippensburg Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Shippensburg Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of Shippensburg Realty Holdings, LLC, sole member of BCC Shippensburg Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Shippensburg Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of Shippensburg Realty Holdings, LLC, sole member of BCC Shippensburg Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of Shippensburg Realty Holdings, LLC, sole member of BCC Shippensburg Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC SOUTH BEAVER REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC South Beaver Realty, LLC and managers of VSCRE Holdings, LLC, sole member of South Beaver Realty Holdings, LLC, sole member of BCC South Beaver Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC South Beaver Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of South Beaver Realty Holdings, LLC, sole member of BCC South Beaver Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC South Beaver Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of South Beaver Realty Holdings, LLC, sole member of BCC South Beaver Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of South Beaver Realty Holdings, LLC, sole member of BCC South Beaver Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC STATE COLLEGE REALTY GP, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC State College Realty GP, LLC and managers of VSCRE Holdings, LLC, sole member of BCC State College Realty, LLC, sole member of BCC State College Realty GP, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC State College Realty GP, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC State College Realty, LLC, sole member of BCC State College Realty GP, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC State College Realty GP, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC State College Realty, LLC, sole member of BCC State College Realty GP, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC State College Realty, LLC, sole member of BCC State College Realty GP, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC STATE COLLEGE REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC State College Realty, LLC and managers of VSCRE Holdings, LLC, sole member of BCC State College Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC State College Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC State College Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC State College Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC State College Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC State College Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC STATE COLLEGE REALTY, LP
By: BCC STATE COLLEGE REALTY GP, LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC State College Realty GP, LLC, general partner of BCC State College Realty, LP, and managers of VSCRE Holdings, LLC, sole member of BCC State College Realty, LLC, sole member of BCC State College Realty GP, LLC, general partner of BCC State College Realty, LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC State College Realty GP, LLC, general partner of BCC State College Realty, LP, and Manager of VSCRE Holdings, LLC, sole member of BCC State College Realty, LLC, sole member of BCC State College Realty GP, LLC, general partner of BCC State College Realty, LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC State College Realty GP, LLC, general partner of BCC State College Realty, LP and Manager of VSCRE Holdings, LLC, sole member of BCC State College Realty, LLC, sole member of BCC State College Realty GP, LLC, general partner of BCC State College Realty, LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC State College Realty, LLC, sole member of BCC State College Realty GP, LLC, general partner of BCC State College Realty, LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BCC WASHINGTON TOWNSHIP REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of BCC Washington Township Realty, LLC and managers of VSCRE Holdings, LLC, sole member of BCC Washington Township Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of BCC Washington Township Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Washington Township Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of BCC Washington Township Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of BCC Washington Township Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of BCC Washington Township Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BLC OF CALIFORNIA-SAN MARCOS, L.P.
By:	BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-SAN MARCOS, LLC, its general partner
By:	PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-San Marcos, LLC, general partner of BLC California-San Marcos, L.P., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer
(Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-San Marcos, LLC, general partner of BLC of California-San Marcos, L.P.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Executive Vice President, Chief Financial Officer
and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-San Marcos, LLC, general partner of BLC of California-San Marcos, L.P.
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer
(Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-San Marcos, LLC, general partner of BLC of California-San Marcos, L.P.
/s/ T. RICHARD RINEY T. Richard Riney
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-San Marcos, LLC, general partner of BLC of California-San Marcos, L.P.
/s/ BRIAN K. WOOD Brian K. Wood
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-San Marcos, LLC, general partner of BLC of California-San Marcos, L.P.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BLOOMSBURG NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Bloomsburg Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Bloomsburg Nominee LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Bloomsburg Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Bloomsburg Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Bloomsburg Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Bloomsburg Nominee LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Bloomsburg Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BLOOMSBURG NOMINEE LP
By:	BLOOMSBURG NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Bloomsburg Nominee LLC, general partner of Bloomsburg Nominee LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Bloomsburg Nominee LLC, general partner of Bloomsburg Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Bloomsburg Nominee LLC, general partner of Bloomsburg Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Bloomsburg Nominee LLC, general partner of Bloomsburg Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Bloomsburg Nominee LLC, general partner of Bloomsburg Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Bloomsburg Nominee LLC, general partner of Bloomsburg Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Bloomsburg Nominee LLC, general partner of Bloomsburg Nominee LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BROOKDALE HOLDINGS, LLC
By:	PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer (Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC
By:	PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Arizona-EM, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer
(Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Arizona-EM, LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Arizona-EM, LLC
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer
(Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Arizona-EM, LLC
/s/ T. RICHARD RINEY T. Richard Riney
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Arizona-EM, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Arizona-EM, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC
By:	PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer
(Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California, LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer
and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California, LLC
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer
(Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California, LLC
/s/ T. RICHARD RINEY T. Richard Riney
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC
By:	PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-RC, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer
(Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-RC, LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer
and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-RC, LLC
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer
(Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-RC, LLC
/s/ T. RICHARD RINEY T. Richard Riney
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-RC, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-RC, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-SAN MARCOS, LLC
By:	PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-San Marcos, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer
(Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-San Marcos, LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-San Marcos, LLC
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer
(Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-San Marcos, LLC
/s/ T. RICHARD RINEY T. Richard Riney
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-San Marcos, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of California-San Marcos, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC
By:	PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Illinois-2960, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer
(Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Illinois-2960, LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer
and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Illinois-2960, LLC
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer
(Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Illinois-2960, LLC
/s/ T. RICHARD RINEY T. Richard Riney
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Illinois-2960, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Illinois-2960, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC
By:	PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Illinois-II, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer
(Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Illinois-II, LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Illinois-II, LLC
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer
(Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Illinois-II, LLC
/s/ T. RICHARD RINEY T. Richard Riney
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Illinois-II, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Illinois-II, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC
By:	PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Massachusetts-RB, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer
(Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Massachusetts-RB, LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Massachusetts-RB, LLC
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer
(Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Massachusetts-RB, LLC
/s/ T. RICHARD RINEY T. Richard Riney
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Massachusetts-RB, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Massachusetts-RB, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC
By:	PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Minnesota, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer
(Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Minnesota, LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Minnesota, LLC
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer
(Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Minnesota, LLC
/s/ T. RICHARD RINEY T. Richard Riney
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Minnesota, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Minnesota, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BROOKDALE LIVING COMMUNITIES OF NEW YORK-GB, LLC
By:	PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of New York-GB, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer
(Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of New York-GB, LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of New York-GB, LLC
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer
(Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of New York-GB, LLC
/s/ T. RICHARD RINEY T. Richard Riney
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of New York-GB, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of New York-GB, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC
By:	PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Washington-PP, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer
(Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Washington-PP, LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Washington-PP, LLC
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer
(Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Washington-PP, LLC
/s/ T. RICHARD RINEY T. Richard Riney
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Washington-PP, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Living Communities of Washington-PP, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

CHIPPEWA NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Chippewa Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Chippewa Nominee LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Chippewa Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Chippewa Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Chippewa Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Chippewa Nominee LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Chippewa Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

CHIPPEWA NOMINEE LP
By:	CHIPPEWA NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers and managers of Chippewa Nominee LLC, general partner of Chippewa Nominee LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding, LLC, sole member of Chippewa Nominee LLC, general partner of Chippewa Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Chippewa Nominee LLC, general partner of Chippewa Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding, LLC, sole member of AL (MT) Holding LLC, sole member of Chippewa Nominee LLC, general partner of Chippewa Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Chippewa Nominee LLC, general partner of Chippewa Nominee LP and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Chippewa Nominee LLC, general partner of Chippewa Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Chippewa Nominee LLC, general partner of Chippewa Nominee LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

DILLSBURG NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Dillsburg Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Dillsburg Nominee LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Dillsburg Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Dillsburg Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Dillsburg Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Dillsburg Nominee LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Dillsburg Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

DILLSBURG NOMINEE LP
By:	DILLSBURG NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Dillsburg Nominee LLC, general partner of Dillsburg Nominee LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Dillsburg Nominee LLC, general partner of Dillsburg Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Dillsburg Nominee LLC, general partner of Dillsburg Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Dillsburg Nominee LLC, general partner of Dillsburg Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Dillsburg Nominee LLC, general partner of Dillsburg Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Dillsburg Nominee LLC, general partner of Dillsburg Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Dillsburg Nominee LLC, general partner of Dillsburg Nominee LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

EC HALCYON REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of EC Halcyon Realty, LLC and managers of VSCRE Holdings, LLC, sole member of EC Halcyon Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of EC Halcyon Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of EC Halcyon Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of EC Halcyon Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of EC Halcyon Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of EC Halcyon Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

EC HAMILTON PLACE REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of EC Hamilton Place Realty, LLC and managers of VSCRE Holdings, LLC, sole member of EC Hamilton Place Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of EC Hamilton Place Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of EC Hamilton Place Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of EC Hamilton Place Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of EC Hamilton Place Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of EC Hamilton Place Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

EC LEBANON REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of EC Lebanon Realty, LLC and managers of VSCRE Holdings, LLC, sole member of EC Lebanon Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of EC Lebanon Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of EC Lebanon Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of EC Lebanon Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of EC Lebanon Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of EC Lebanon Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

EC TIMBERLIN PARC REALTY, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of EC Timberlin Parc Realty, LLC and managers of VSCRE Holdings, LLC, sole member of EC Timberlin Parc Realty, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of EC Timberlin Parc Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of EC Timberlin Parc Realty, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of EC Timberlin Parc Realty, LLC and Manager of VSCRE Holdings, LLC, sole member of EC Timberlin Parc Realty, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of EC Timberlin Parc Realty, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ELDERTRUST
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Trustee

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET BERKSHIRE, LLC
By:	ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET Berkshire, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET Berkshire, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET Berkshire, LLC
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET Berkshire, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET Berkshire, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET CAPITAL CORP.
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and directors of ET Capital Corp. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer and Director (Principal Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Director
/s/ T. RICHARD RINEY T. Richard Riney	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET GENPAR, L.L.C.
By: ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET GENPAR, L.L.C., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET GENPAR, L.L.C.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET GENPAR, L.L.C.
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET GENPAR, L.L.C.
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET GENPAR, L.L.C.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET LEHIGH, LLC
By: ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET Lehigh, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET Lehigh, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET Lehigh, LLC
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET Lehigh, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET Lehigh, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET PENNSBURG FINANCE, L.L.C.
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President

        The undersigned officers and managers of ET Pennsburg Finance, L.L.C., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President (Principal Executive Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Treasurer and Manager (Principal Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Manager
/s/ T. RICHARD RINEY T. Richard Riney	Manager

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SANATOGA, LLC
By: ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET Sanatoga, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET Sanatoga, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET Sanatoga, LLC
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET Sanatoga, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET Sanatoga, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-BERKSHIRE LIMITED PARTNERSHIP
By:	ET BERKSHIRE, LLC, its general partner
By:	ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET Berkshire, LLC, general partner of ET Sub-Berkshire Limited Partnership, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET Berkshire, LLC, general partner of ET Sub-Berkshire Limited Partnership
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET Berkshire, LLC, general partner of ET Sub-Berkshire Limited Partnership
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET Berkshire, LLC, general partner of ET Sub-Berkshire Limited Partnership
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET Berkshire, LLC, general partner of ET Sub-Berkshire Limited Partnership

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-HERITAGE WOODS, L.L.C.
By:	ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET Sub-Heritage Woods, L.L.C., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET Sub-Heritage Woods, L.L.C.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET Sub-Heritage Woods, L.L.C.
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET Sub-Heritage Woods, L.L.C.
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET Sub-Heritage Woods, L.L.C.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-HIGHGATE, L.P.
By:	ET GENPAR, L.L.C., its general partner
By:	ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Highgate, L.P., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Highgate, L.P.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Highgate, L.P.
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Highgate, L.P.
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Highgate, L.P.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-LACEY I, L.L.C.
By:	ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET Sub-Lacey I, L.L.C., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET Sub-Lacey I, L.L.C.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET Sub-Lacey I, L.L.C.
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET Sub-Lacey I, L.L.C.
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET Sub-Lacey I, L.L.C.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-LEHIGH LIMITED PARTNERSHIP
By:	ET LEHIGH, LLC, its general partner
By:	ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET Lehigh, LLC, general partner of ET Sub-Lehigh Limited Partnership, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET Lehigh, LLC, general partner of ET Sub-Lehigh Limited Partnership
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET Lehigh, LLC, general partner of ET Sub-Lehigh Limited Partnership
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET Lehigh, LLC, general partner of ET Sub-Lehigh Limited Partnership
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET Lehigh, LLC, general partner of ET Sub-Lehigh Limited Partnership

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-LOPATCONG, L.L.C.
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President

        The undersigned officers and managers of ET Sub-Lopatcong, L.L.C. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President (Principal Executive Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Treasurer and Manager (Principal Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Manager
/s/ T. RICHARD RINEY T. Richard Riney	Manager

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-PENNSBURG MANOR LIMITED PARTNERSHIP, L.L.P.
By:	ET PENNSBURG FINANCE, L.L.C., its general partner
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President

        The undersigned officers and managers of ET Pennsburg Finance, L.L.C. general partner of ET Sub-Pennsburg Manor Limited, L.L.P., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President (Principal Executive Officer) of ET Pennsburg Finance, L.L.C., general partner of ET Sub-Pennsburg Manor Limited Partnership, L.L.P.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Treasurer and Manager (Principal Financial Officer) of ET Pennsburg Finance, L.L.C., general partner of ET Sub-Pennsburg Manor Limited Partnership, L.L.P.
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ET Pennsburg Finance, L.L.C., general partner of ET Sub-Pennsburg Manor Limited Partnership, L.L.P.
/s/ BRIAN K. WOOD Brian K. Wood	Manager of ET Pennsburg Finance, L.L.C., general partner of ET Sub-Pennsburg Manor Limited Partnership, L.L.P.
/s/ T. RICHARD RINEY T. Richard Riney	Manager of ET Pennsburg Finance, L.L.C., general partner of ET Sub-Pennsburg Manor Limited Partnership, L.L.P.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-PHILLIPSBURG I, L.L.C.
By:	ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET Sub-Phillipsburg I, L.L.C., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET Sub-Phillipsburg I, L.L.C.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET Sub-Phillipsburg I, L.L.C.
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET Sub-Phillipsburg I, L.L.C.
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET Sub-Phillipsburg I, L.L.C.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-PLEASANT VIEW, L.L.C.
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President

        The undersigned officers and managers of ET Sub-Pleasant View, L.L.C. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President (Principal Executive Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Treasurer and Manager (Principal Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Manager
/s/ T. RICHARD RINEY T. Richard Riney	Manager

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-RITTENHOUSE LIMITED PARTNERSHIP, L.L.P.
By:	ET GENPAR, L.L.C., its general partner
By:	ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Rittenhouse Limited Partnership, L.L.P., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Rittenhouse Limited Partnership, L.L.P.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Rittenhouse Limited Partnership, L.L.P.
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Rittenhouse Limited Partnership, L.L.P.
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Rittenhouse Limited Partnership, L.L.P.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-RIVERVIEW RIDGE LIMITED PARTNERSHIP, L.L.P.
By:	ET GENPAR, L.L.C., its general partner
By:	ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Riverview Ridge Limited Partnership, L.L.P., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Riverview Ridge Limited Partnership, L.L.P.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Riverview Ridge Limited Partnership, L.L.P.
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Riverview Ridge Limited Partnership, L.L.P.
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Riverview Ridge Limited Partnership, L.L.P.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-SANATOGA LIMITED PARTNERSHIP
By:	ET SANATOGA, LLC, its general partner
By:	ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET Sanatoga, LLC, general partner of ET Sub-Sanatoga Limited Partnership, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET Sanatoga, LLC, general partner of ET Sub-Sanatoga Limited Partnership
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET Sanatoga, LLC, general partner of ET Sub-Sanatoga Limited Partnership
/s/ ROBERT J. BREHL Robert J. Brehl	Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET Sanatoga, LLC, general partner of ET Sub-Sanatoga Limited Partnership
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET Sanatoga, LLC, general partner of ET Sub-Sanatoga Limited Partnership

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-SMOB, L.L.C.
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President

        The undersigned officers and managers of ET Sub-SMOB, L.L.C. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President (Principal Executive Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Treasurer and Manager (Principal Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Manager
/s/ T. RICHARD RINEY T. Richard Riney	Manager

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-WAYNE I LIMITED PARTNERSHIP, L.L.P.
By:	ET WAYNE FINANCE, L.L.C., its general partner
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President

        The undersigned officers and managers of ET Wayne Finance, L.L.C., general partner of ET Sub-Wayne I Limited Partnership, L.L.P., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President (Principal Executive Officer) of ET Wayne Finance, L.L.C., general partner of ET Sub-Wayne I Limited Partnership, L.L.P.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Treasurer (Principal Financial Officer) of ET Wayne Finance, L.L.C., general partner of ET Sub-Wayne I Limited Partnership, L.L.P.
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ET Wayne Finance, L.L.C., general partner of ET Sub-Wayne I Limited Partnership, L.L.P.
/s/ BRIAN K. WOOD Brian K. Wood	Manager of ET Wayne Finance, L.L.C., general partner of ET Sub-Wayne I Limited Partnership, L.L.P.
/s/ T. RICHARD RINEY T. Richard Riney	Manager of ET Wayne Finance, L.L.C., general partner of ET Sub-Wayne I Limited Partnership, L.L.P.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-WILLOWBROOK LIMITED PARTNERSHIP, L.L.P.
By:	ET GENPAR, L.L.C., its general partner
By:	ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Willowbrook Limited Partnership, L.L.P., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Willowbrook Limited Partnership, L.L.P.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Willowbrook Limited Partnership, L.L.P.
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Willowbrook Limited Partnership, L.L.P.
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Willowbrook Limited Partnership, L.L.P.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET SUB-WOODBRIDGE, L.P.
By:	ET GENPAR, L.L.C., its general partner
By:	ELDERTRUST, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and trustee of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Woodbridge, L.P., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Woodbridge, L.P.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Woodbridge, L.P.
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Woodbridge, L.P.
/s/ T. RICHARD RINEY T. Richard Riney	Trustee of ElderTrust, sole member of ET GENPAR, L.L.C., general partner of ET Sub-Woodbridge, L.P.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET WAYNE FINANCE, INC.
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President

        The undersigned officers and directors of ET Wayne Finance, Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President (Principal Executive Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President and Treasurer (Principal Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Director
/s/ T. RICHARD RINEY T. Richard Riney	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

ET WAYNE FINANCE, L.L.C.
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President

        The undersigned officers and managers of ET Wayne Finance, L.L.C. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President (Principal Executive Officer) of ET Wayne Finance, L.L.C. and President of ET Wayne Finance, Inc., Manager of ET Wayne Finance, L.L.C.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Treasurer (Principal Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Manager
/s/ T. RICHARD RINEY T. Richard Riney	Manager

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

HENDERSONVILLE NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Hendersonville Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Hendersonville Nominee LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Hendersonville Nominee LLC And Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Hendersonville Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Hendersonville Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Hendersonville Nominee LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Hendersonville Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

HENDERSONVILLE NOMINEE LP
By:	HENDERSONVILLE NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Hendersonville Nominee LLC, general partner of Hendersonville Nominee LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Hendersonville Nominee LLC, general partner of Hendersonville Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Hendersonville Nominee LLC, general partner of Hendersonville Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Hendersonville Nominee LLC, general partner of Hendersonville Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Hendersonville Nominee LLC, general partner of Hendersonville Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Hendersonville Nominee LLC, general partner of Hendersonville Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Hendersonville Nominee LLC, general partner of Hendersonville Nominee LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

IPC (AP) HOLDING LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of IPC (AP) Holding LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of IPC (AP) Holding LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of IPC (AP) Holding LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (AP) Holding LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

IPC (HCN) HOLDING LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of IPC (HCN) Holding LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of IPC (HCN) Holding LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer
(Principal Financial and Accounting Officer) of IPC (HCN) Holding LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

IPC (MT) HOLDING LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of IPC (MT) Holding LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of IPC (MT) Holding LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer
(Principal Financial and Accounting Officer) of IPC (MT) Holding LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

KINGSPORT NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Kingsport Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Kingsport Nominee LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Kingsport Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Kingsport Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Kingsport Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Kingsport Nominee LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Kingsport Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

KINGSPORT NOMINEE LP
By:	KINGSPORT NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Kingsport Nominee LLC, general partner of Kingsport Nominee LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Kingsport Nominee LLC, general partner of Kingsport Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Kingsport Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Kingsport Nominee LLC, general partner of Kingsport Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Kingsport Nominee LLC, general partner of Kingsport Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Kingsport Nominee LLC, general partner of Kingsport Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Kingsport Nominee LLC, general partner of Kingsport Nominee LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

KNOXVILLE NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Knoxville Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Knoxville Nominee LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Knoxville Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Knoxville Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Knoxville Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Knoxville Nominee LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Knoxville Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

KNOXVILLE NOMINEE LP
By:	KNOXVILLE NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Knoxville Nominee LLC, general partner of Knoxville Nominee LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Knoxville Nominee LLC, general partner of Knoxville Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Knoxville Nominee LLC, general partner of Knoxville Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Knoxville Nominee LLC, general partner of Knoxville Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Knoxville Nominee LLC, general partner of Knoxville Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Knoxville Nominee LLC, general partner of Knoxville Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Knoxville Nominee LLC, general partner of Knoxville Nominee LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

LEBANON NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Lebanon Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Lebanon Nominee LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Lebanon Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Lebanon Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Lebanon Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Lebanon Nominee LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Lebanon Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

LEBANON NOMINEE LP
By:	LEBANON NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Lebanon Nominee LLC, general partner of Lebanon Nominee, LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Lebanon Nominee LLC, general partner of Lebanon Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Lebanon Nominee LLC, general partner of Lebanon Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Lebanon Nominee LLC, general partner of Lebanon Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Lebanon Nominee LLC, general partner of Lebanon Nominee LP and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Lebanon Nominee LLC, general partner of Lebanon Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Lebanon Nominee LLC, general partner of Lebanon Nominee LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

LEWISBURG NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Lewisburg Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lewisburg Nominee LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Lewisburg Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lewisburg Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Lewisburg Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lewisburg Nominee LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lewisburg Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

LEWISBURG NOMINEE LP
By:	LEWISBURG NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Lewisburg Nominee LLC, general partner of Lewisburg Nominee LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lewisburg Nominee LLC, general partner of Lewisburg Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Lewisburg Nominee LLC, general partner of Lewisburg Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lewisburg Nominee LLC, general partner of Lewisburg Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Lewisburg Nominee LLC, general partner of Lewisburg Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lewisburg Nominee LLC, general partner of Lewisburg Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lewisburg Nominee LLC, general partner of Lewisburg Nominee LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

LIMA NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Lima Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lima Nominee LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Lima Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lima Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Lima Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lima Nominee LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lima Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

LIMA NOMINEE LP
By:	LIMA NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Lima Nominee LLC, general partner of Lima Nominee LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lima Nominee LLC, general partner of Lima Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Lima Nominee LLC, general partner of Lima Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lima Nominee LLC, general partner of Lima Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Lima Nominee LLC, general partner of Lima Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lima Nominee LLC, general partner of Lima Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Lima Nominee LLC, general partner of Lima Nominee LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

LOYALSOCK NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Loyalsock Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Loyalsock Nominee LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Loyalsock Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Loyalsock Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Loyalsock Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Loyalsock Nominee LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Loyalsock Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

LOYALSOCK NOMINEE LP
By: LOYALSOCK NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Loyalsock Nominee LLC, general partner of Loyalsock Nominee LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Loyalsock Nominee LLC, general partner of Loyalsock Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Loyalsock Nominee LLC, general partner of Loyalsock Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Loyalsock Nominee LLC, general partner of Loyalsock Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Loyalsock Nominee LLC, general partner of Loyalsock Nominee LP and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Loyalsock Nominee LLC, general partner of Loyalsock Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Loyalsock Nominee LLC, general partner of Loyalsock Nominee LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

MAB PARENT LLC
By: VENTAS MOB HOLDINGS, LLC, its sole member
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas MOB Holdings, LLC, sole member of MAB Parent LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive, Financial and Accounting Officer) of Ventas MOB Holdings, LLC, sole member of MAB Parent LLC
/s/ T. RICHARD RINEY T. Richard Riney	Director of Ventas MOB Holdings, LLC, sole member of MAB Parent LLC
/s/ BRIAN K. WOOD Brian K. Wood	Director of Ventas MOB Holdings, LLC, sole member of MAB Parent LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

PSLT GP, LLC
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President, Chief Executive Officer (Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

PSLT OP, L.P.
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President, Chief Executive Officer (Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P.
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P.
/s/ T. RICHARD RINEY T. Richard Riney	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P.
/s/ BRIAN K. WOOD Brian K. Wood	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

PSLT-ALS PROPERTIES HOLDINGS, LLC
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-ALS Properties Holdings, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President, Chief Executive Officer
(Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-ALS Properties Holdings, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-ALS Properties Holdings, LLC

Signature	Title

/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-ALS Properties Holdings, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-ALS Properties Holdings, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-ALS Properties Holdings, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

PSLT-ALS PROPERTIES I, LLC
By:	PSLT-ALS PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-ALS Properties Holdings, LLC, sole member of PSLT-ALS Properties I, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President, Chief Executive Officer (Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-ALS Properties Holdings, LLC, sole member of PSLT-ALS Properties I, LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-ALS Properties Holdings, LLC, sole member of PSLT-ALS Properties I, LLC
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer (Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-ALS Properties Holdings, LLC, sole Member of PSLT-ALS Properties I, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-ALS Properties Holdings, LLC, sole member of PSLT-ALS Properties I, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-ALS Properties Holdings, LLC, sole member of PSLT-ALS Properties I, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

PSLT-BLC PROPERTIES HOLDINGS, LLC
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President, Chief Executive Officer (Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC

Signature	Title

/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

RIVER OAKS PARTNERS
By:	BROOKDALE HOLDINGS, LLC, its general partner
By:	PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By:	PSLT OP, L.P., its sole member
By:	PSLT GP, LLC, its general partner
By:	VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC, general partner of River Oaks Partners, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President, Chief Executive Officer
(Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC, general partner of River Oaks Partners

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC, general partner of River Oaks Partners
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer
(Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC, general partner of River Oaks Partners
/s/ T. RICHARD RINEY T. Richard Riney
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC, general partner of River Oaks Partners
/s/ BRIAN K. WOOD Brian K. Wood
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC, general partner of River Oaks Partners

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SAGAMORE HILLS NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Sagamore Hills Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Sagamore Hills Nominee LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Sagamore Hills Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Sagamore Hills Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Sagamore Hills Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Sagamore Hills Nominee LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Sagamore Hills Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SAGAMORE HILLS NOMINEE LP
By:	SAGAMORE HILLS NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Sagamore Hills Nominee LLC, general partner of Sagamore Hills Nominee LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Sagamore Hills Nominee LLC, general partner of Sagamore Hills Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Sagamore Hills Nominee LLC, general partner of Sagamore Hills Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Sagamore Hills Nominee LLC, general partner of Sagamore Hills Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Sagamore Hills Nominee LLC, general partner of Sagamore Hills Nominee LP and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Sagamore Hills Nominee LLC, general partner of Sagamore Hills Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Sagamore Hills Nominee LLC, general partner of Sagamore Hills Nominee LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SAXONBURG NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Saxonburg Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Saxonburg Nominee LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Saxonburg Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Saxonburg Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Saxonburg Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Saxonburg Nominee LLC

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Saxonburg Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SAXONBURG NOMINEE LP
By:	SAXONBURG NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Saxonburg Nominee LLC, general partner of Saxonburg Nominee LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Saxonburg Nominee LLC, general partner of Saxonburg Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Saxonburg Nominee LLC, general partner of Saxonburg Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Saxonburg Nominee LLC, general partner of Saxonburg Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Saxonburg Nominee LLC, general partner of Saxonburg Nominee LP and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Saxonburg Nominee LLC, general partner of Saxonburg Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (HCN) Holding LLC, sole member of AL (HCN) Holding LLC, sole member of Saxonburg Nominee LLC, general partner of Saxonburg Nominee LP

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SHIPPENSBURG REALTY HOLDINGS, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Shippensburg Realty Holdings, LLC and managers of VSCRE Holdings, LLC, sole member of Shippensburg Realty Holdings, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Shippensburg Realty Holdings, LLC and Manager of VSCRE Holdings, LLC, sole member of Shippensburg Realty Holdings, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of Shippensburg Realty Holdings, LLC and Manager of VSCRE Holdings, LLC, sole member of Shippensburg Realty Holdings, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of Shippensburg Realty Holdings, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SOUTH BEAVER REALTY HOLDINGS, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of South Beaver Realty Holdings, LLC and managers of VSCRE Holdings, LLC, sole member of South Beaver Realty Holdings, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of South Beaver Realty Holdings, LLC and Manager of VSCRE Holdings, LLC, sole member of South Beaver Realty Holdings, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of South Beaver Realty Holdings, LLC and Manager of VSCRE Holdings, LLC, sole member of South Beaver Realty Holdings, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of South Beaver Realty Holdings, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR ACQUISITIONS, LLC
By:	SZR US INVESTMENTS, INC., its sole member
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of SZR US Investments, Inc., sole member of SZR Acquisitions, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer) of SZR US Investments, Inc., sole member of SZR Acquisitions, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer) of SZR US Investments, Inc., sole member of SZR Acquisitions, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Director of SZR US Investments, Inc., sole member of SZR Acquisitions, LLC
/s/ ROBERT J. BREHL Robert J. Brehl	Director of SZR US Investments, Inc., sole member of SZR Acquisitions, LLC
/s/ KRISTEN M. BENSON Kristen M. Benson	Director of SZR US Investments, Inc., sole member of SZR Acquisitions, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR BURLINGTON INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of SZR Burlington Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President and Treasurer (Principal Accounting Officer)
/s/ ANNE BARRON Anne Barron	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR COLUMBIA, LLC
By:	SZR US INVESTMENTS, INC., its sole member
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of SZR US Investments, Inc., sole member of SZR Columbia, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer) of SZR US Investments, Inc., sole member of SZR Columbia, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer) of SZR US Investments, Inc., sole member of SZR Columbia, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Director of SZR US Investments, Inc., sole member of SZR Columbia, LLC
/s/ ROBERT J. BREHL Robert J. Brehl	Director of SZR US Investments, Inc., sole member of SZR Columbia, LLC
/s/ KRISTEN M. BENSON Kristen M. Benson	Director of SZR US Investments, Inc., sole member of SZR Columbia, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR LINCOLN PARK, LLC
By:	SZR US UPREIT THREE, LLC, its sole member
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and managers of SZR US UPREIT Three, LLC, sole member of SZR Lincoln Park, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Manager (Principal Executive and Financial Officer) of SZR US UPREIT Three, LLC, sole member of SZR Lincoln Park, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Manager (Principal Accounting Officer) of SZR US UPREIT Three, LLC, sole member of SZR Lincoln Park, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Manager of SZR US UPREIT Three, LLC, sole member of SZR Lincoln Park, LLC

Signature	Title
/s/ ROBERT J. BREHL Robert J. Brehl	Manager of SZR US UPREIT Three, LLC, sole member of SZR Lincoln Park, LLC
/s/ KRISTEN M. BENSON Kristen M. Benson	Manager of SZR US UPREIT Three, LLC, sole member of SZR Lincoln Park, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR MARKHAM INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of SZR Markham Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President and Treasurer (Principal Accounting Officer)
/s/ ANNE BARRON Anne Barron	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR MISSISSAUGA INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of SZR Mississauga Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President and Treasurer (Principal Accounting Officer)
/s/ ANNE BARRON Anne Barron	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR NORTH HILLS, LLC
By: SZR US UPREIT THREE, LLC, its sole member
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and managers of SZR US UPREIT Three, LLC, sole member of SZR North Hills, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Manager (Principal Executive and Financial Officer) of SZR US UPREIT Three, LLC, sole member of SZR North Hills, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Manager (Principal Accounting Officer) of SZR US UPREIT Three, LLC, sole member of SZR North Hills, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Manager of SZR US UPREIT Three, LLC, sole member of SZR North Hills, LLC

Signature	Title

/s/ ROBERT J. BREHL Robert J. Brehl	Manager of SZR US UPREIT Three, LLC, sole member of SZR North Hills, LLC
/s/ KRISTEN M. BENSON Kristen M. Benson	Manager of SZR US UPREIT Three, LLC, sole member of SZR North Hills, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR NORWOOD, LLC
By: SZR US INVESTMENTS, INC., its sole member
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of SZR US Investments, Inc., sole member of SZR Norwood, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer) of SZR US Investments, Inc., sole member of SZR Norwood, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer) of SZR US Investments, Inc., sole member of SZR Norwood, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Director of SZR US Investments, Inc., sole member of SZR Norwood, LLC

Signature	Title

/s/ ROBERT J. BREHL Robert J. Brehl	Director of SZR US Investments, Inc., sole member of SZR Norwood, LLC
/s/ KRISTEN M. BENSON Kristen M. Benson	Director of SZR US Investments, Inc., sole member of SZR Norwood, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR OAKVILLE INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of SZR Oakville Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President and Treasurer (Principal Accounting Officer)
/s/ ANNE BARRON Anne Barron	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR RICHMOND HILL INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of SZR Richmond Hill Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President and Treasurer (Principal Accounting Officer)
/s/ ANNE BARRON Anne Barron	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR ROCKVILLE LLC
By:	SZR US INVESTMENTS, INC., its sole member
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of SZR US Investments, Inc., sole member of SZR Rockville LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer) of SZR US Investments, Inc., sole member of SZR Rockville LLC
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer) of SZR US Investments, Inc., sole member of SZR Rockville LLC
/s/ T. RICHARD RINEY T. Richard Riney	Director of SZR US Investments, Inc., sole member of SZR Rockville LLC
/s/ ROBERT J. BREHL Robert J. Brehl	Director of SZR US Investments, Inc., sole member of SZR Rockville LLC
/s/ KRISTEN M. BENSON Kristen M. Benson	Director of SZR US Investments, Inc., sole member of SZR Rockville LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR SAN MATEO LLC
By: SZR US INVESTMENTS, INC., its sole member
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of SZR US Investments, Inc., sole member of SZR San Mateo LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer) of SZR US Investments, Inc., sole member of SZR San Mateo LLC
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer) of SZR US Investments, Inc., sole member of SZR San Mateo LLC
/s/ T. RICHARD RINEY T. Richard Riney	Director of SZR US Investments, Inc., sole member of SZR San Mateo LLC

Signature	Title

/s/ ROBERT J. BREHL Robert J. Brehl	Director of SZR US Investments, Inc., sole member of SZR San Mateo LLC
/s/ KRISTEN M. BENSON Kristen M. Benson	Director of SZR US Investments, Inc., sole member of SZR San Mateo LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR SCOTTSDALE, LLC
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and managers of SZR Scottsdale, LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Manager (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Manager (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Manager
/s/ ROBERT J. BREHL Robert J. Brehl	Manager

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR US INVESTMENTS, INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of SZR US Investments, Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director
/s/ ROBERT J. BREHL Robert J. Brehl	Director
/s/ KRISTEN M. BENSON Kristen M. Benson	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR US UPREIT THREE, LLC
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and managers of SZR US UPREIT Three, LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Manager (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Manager (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Manager
/s/ ROBERT J. BREHL Robert J. Brehl	Manager
/s/ KRISTEN M. BENSON Kristen M. Benson	Manager

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR WESTLAKE VILLAGE LLC
By: SZR US UPREIT THREE, LLC, its sole member
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and managers of SZR US UPREIT Three, LLC, sole member of SZR Westlake Village LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Manager (Principal Executive and Financial Officer) of SZR US UPREIT Three, LLC, sole member of SZR Westlake Village LLC
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Manager (Principal Accounting Officer) of SZR US UPREIT Three, LLC, sole member of SZR Westlake Village LLC
/s/ T. RICHARD RINEY T. Richard Riney	Manager of SZR US UPREIT Three, LLC, sole member of SZR Westlake Village LLC

Signature	Title

/s/ ROBERT J. BREHL Robert J. Brehl	Manager of SZR US UPREIT Three, LLC, sole member of SZR Westlake Village LLC
/s/ KRISTEN M. BENSON Kristen M. Benson	Manager of SZR US UPREIT Three, LLC, sole member of SZR Westlake Village LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR WILLOWBROOK LLC
By: SZR US INVESTMENTS, INC., its sole member
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of SZR US Investments, Inc., sole member of SZR Willowbrook LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer) of SZR US Investments, Inc., sole member of SZR Willowbrook LLC
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer) of SZR US Investments, Inc., sole member of SZR Willowbrook LLC
/s/ T. RICHARD RINEY T. Richard Riney	Director of SZR US Investments, Inc., sole member of SZR Willowbrook LLC

Signature	Title

/s/ ROBERT J. BREHL Robert J. Brehl	Director of SZR US Investments, Inc., sole member of SZR Willowbrook LLC
/s/ KRISTEN M. BENSON Kristen M. Benson	Director of SZR US Investments, Inc., sole member of SZR Willowbrook LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR WINDSOR INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of SZR Windsor Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President and Treasurer (Principal Accounting Officer)
/s/ ANNE BARRON Anne Barron	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

SZR YORBA LINDA LLC
By: SZR US UPREIT THREE, LLC, its sole member
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and managers of SZR US UPREIT Three, LLC, sole member of SZR Yorba Linda LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Manager (Principal Executive and Financial Officer) of SZR US UPREIT Three, LLC, sole member of SZR Yorba Linda LLC
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Manager (Principal Accounting Officer) of SZR US UPREIT Three, LLC, sole member of SZR Yorba Linda LLC
/s/ T. RICHARD RINEY T. Richard Riney	Manager of SZR US UPREIT Three, LLC, sole member of SZR Yorba Linda LLC

Signature	Title

/s/ ROBERT J. BREHL Robert J. Brehl	Manager of SZR US UPREIT Three, LLC, sole member of SZR Yorba Linda LLC
/s/ KRISTEN M. BENSON Kristen M. Benson	Manager of SZR US UPREIT Three, LLC, sole member of SZR Yorba Linda LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP
By: BROOKDALE HOLDINGS, LLC, its general partner
By: PSLT-BLC PROPERTIES HOLDINGS, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: VENTAS PROVIDENT, LLC, its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC, general partner of The Ponds of Pembroke Limited Partnership, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro
President, Chief Executive Officer (Principal Executive Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC, general partner of The Ponds of Pembroke Limited Partnership

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC, general partner of The Ponds of Pembroke Limited Partnership
/s/ ROBERT J. BREHL Robert J. Brehl
Vice President and Chief Accounting Officer (Principal Accounting Officer) of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole Member of Brookdale Holdings, LLC, general partner of The Ponds of Pembroke Limited Partnership
/s/ T. RICHARD RINEY T. Richard Riney
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC, general partner of The Ponds of Pembroke Limited Partnership
/s/ BRIAN K. WOOD Brian K. Wood
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of PSLT-BLC Properties Holdings, LLC, sole member of Brookdale Holdings, LLC, general partner of The Ponds of Pembroke Limited Partnership

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

UNITED REHAB REALTY HOLDING, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of United Rehab Realty Holding, LLC and managers of VSCRE Holdings, LLC, sole member of United Rehab Realty Holding, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary
(Principal Executive Officer) of United Rehab Realty Holding, LLC and Manager of VSCRE Holdings, LLC, sole member of United Rehab Realty Holding, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of United Rehab Realty Holding, LLC and Manager of VSCRE Holdings, LLC, sole member of United Rehab Realty Holding, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager of VSCRE Holdings, LLC, sole member of United Rehab Realty Holding, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS BROADWAY MOB, LLC
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas Broadway MOB, LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President and Treasurer (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS CAL SUN LLC
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Executive Officer

        The undersigned officers and directors of Ventas Cal Sun LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Executive Officer and Director (Principal Executive and Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director
/s/ BRIAN K. WOOD Brian K. Wood	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS CARROLL MOB, LLC
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: Executive Vice President and Chief Financial Officer

        The undersigned officers and directors of Ventas Carroll MOB, LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS CASPER HOLDINGS, LLC
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas Casper Holdings, LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS CENTER MOB, LLC
By:	VENTAS MO HOLDINGS, LLC
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: Executive Vice President and Chief Financial Officer

        The undersigned officers and directors of Ventas MO Holdings, LLC, sole member of Ventas Center MOB, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Director (Principal Executive and Financial Officer) of Ventas MO Holdings, LLC, sole member of Ventas Center MOB, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President, Treasurer and Director (Principal Accounting Officer) of Ventas MO Holdings, LLC, sole member of Ventas Center MOB, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Director of Ventas MO Holdings, LLC, sole member of Ventas Center MOB, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS DASCO MOB HOLDINGS, LLC
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: Executive Vice President and Chief Financial Officer

        The undersigned officers and directors of Ventas DASCO MOB Holdings, LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President, Treasurer and Director (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS FRAMINGHAM, LLC
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and directors of Ventas Framingham, LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director
/s/ BRIAN K. WOOD Brian K. Wood	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS GRANTOR TRUST #1
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and trustees of Ventas Grantor Trust #1 hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Trustee (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President, Treasurer and Trustee (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Trustee

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS GRANTOR TRUST #2
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and trustees of Ventas Grantor Trust #2 hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Trustee (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President, Treasurer and Trustee (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Trustee

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS HEALTHCARE PROPERTIES, INC.
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and directors of Ventas Healthcare Properties, Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President, Chief Executive Officer and Director (Principal Executive and Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director
/s/ BRIAN K. WOOD Brian K. Wood	Director
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago, State of Illinois, on the 6th day of April, 2009.

VENTAS LP REALTY, L.L.C.
By:	VENTAS, INC., its sole member
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: Chairman of the Board, Chief Executive Officer and President

        The undersigned officers and directors of Ventas, Inc., sole member of Ventas LP Realty, L.L.C., hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	Chairman, President and Chief Executive Officer (Principal Executive Officer) of Ventas, Inc., sole member of Ventas LP Realty, L.L.C.
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President and Chief Financial Officer (Principal Financial Officer) of Ventas, Inc., sole member of Ventas LP Realty, L.L.C.
/s/ ROBERT J. BREHL Robert J. Brehl	Chief Accounting Officer and Controller (Principal Accounting Officer) of Ventas, Inc., sole member of Ventas LP Realty, L.L.C.

Signature	Title

/s/ DOUGLAS CROCKER II Douglas Crocker II	Director of Ventas, Inc., sole member of Ventas LP Realty, L.L.C.
/s/ RONALD G. GEARY Ronald G. Geary	Director of Ventas, Inc., sole member of Ventas LP Realty, L.L.C.
/s/ JAY M. GELLERT Jay M. Gellert	Director of Ventas, Inc., sole member of Ventas LP Realty, L.L.C.
/s/ ROBERT D. REED Robert D. Reed	Director of Ventas, Inc., sole member of Ventas LP Realty, L.L.C.
/s/ SHELI Z. ROSENBERG Sheli Z. Rosenberg	Director of Ventas, Inc., sole member of Ventas LP Realty, L.L.C.
/s/ JAMES D. SHELTON James D. Shelton	Director of Ventas, Inc., sole member of Ventas LP Realty, L.L.C.
/s/ THOMAS C. THEOBALD Thomas C. Theobald	Director of Ventas, Inc., sole member of Ventas LP Realty, L.L.C.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS MO HOLDINGS, LLC
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: Executive Vice President and Chief Financial Officer

        The undersigned officers and directors of Ventas MO Holdings, LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President, Treasurer and Director (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS MOB HOLDINGS, LLC
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas MOB Holdings, LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS NEXCORE HOLDINGS, LLC
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas Nexcore Holdings, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS OF VANCOUVER, LIMITED
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President

        The undersigned officers and directors of Ventas of Vancouver, Limited hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President and Director (Principal Executive, Financial and Accounting Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Director
/s/ BRIAN K. WOOD Brian K. Wood	Director
/s/ GRAEME MOURANT Graeme Mourant	Alternate Director to Dale McNutt

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS PROVIDENT, LLC
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers and managers of Ventas Provident, LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer (Principal Executive Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Manager
/s/ BRIAN K. WOOD Brian K. Wood	Manager

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS REIT US HOLDINGS, INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas REIT US Holdings, Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director
/s/ ROBERT J. BREHL Robert J. Brehl	Director
/s/ KRISTEN M. BENSON Kristen M. Benson	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS SSL BEACON HILL, INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas SSL Beacon Hill, Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President and Treasurer (Principal Accounting Officer)
/s/ ANNE BARRON Anne Barron	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS SSL HOLDINGS, LLC
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas SSL Holdings, LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS SSL HOLDINGS, INC.
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: Chief Executive Officer

        The undersigned officers and directors of Ventas SSL Holdings, Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	Chief Executive Officer (Principal Executive Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS SSL, INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas SSL, Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS SSL LYNN VALLEY, INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas SSL Lynn Valley, Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President and Treasurer (Principal Accounting Officer)
/s/ ANNE BARRON Anne Barron	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS SSL ONTARIO II, INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas SSL Ontario II, Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President and Treasurer (Principal Accounting Officer)
/s/ ANNE BARRON Anne Barron	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS SSL ONTARIO III, INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas SSL Ontario III, Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President and Treasurer (Principal Accounting Officer)
/s/ ANNE BARRON Anne Barron	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS SSL VANCOUVER, INC.
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas SSL Vancouver, Inc. hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer)
/s/ BRIAN K. WOOD Brian K. Wood	Vice President and Treasurer (Principal Accounting Officer)
/s/ ANNE BARRON Anne Barron	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS SUN LLC
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Executive Officer

        The undersigned officers and directors of Ventas Sun LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Executive Officer and Director (Principal Executive Officer and Principal Financial Officer)
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer)
/s/ T. RICHARD RINEY T. Richard Riney	Director
/s/ BRIAN K. WOOD Brian K. Wood	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago, State of Illinois, on the 6th day of April, 2009.

VENTAS TRS, LLC
By:	/s/ DEBRA A. CAFARO Name: Debra A. Cafaro Title: President and Chief Executive Officer

        The undersigned officers of Ventas TRS, LLC and directors of Ventas, Inc., general partner of Ventas Realty, Limited Partnership, sole member of Ventas TRS, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ DEBRA A. CAFARO Debra A. Cafaro	President and Chief Executive Officer
(Principal Executive Officer) of Ventas TRS, LLC
and Director of Ventas, Inc., general partner of
Ventas Realty, Limited Partnership, sole member of
Ventas TRS, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Executive Vice President and Chief Financial Officer (Principal Financial Officer) of Ventas TRS, LLC
/s/ ROBERT J. BREHL Robert J. Brehl	Vice President and Chief Accounting Officer (Principal Accounting Officer) of Ventas TRS, LLC
/s/ DOUGLAS CROCKER II Douglas Crocker II	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership, sole member of Ventas TRS, LLC

Signature	Title

/s/ RONALD G. GEARY Ronald G. Geary	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership, sole member of Ventas TRS, LLC
/s/ JAY M. GELLERT Jay M. Gellert	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership, sole member of Ventas TRS, LLC
/s/ ROBERT D. REED Robert D. Reed	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership, sole member of Ventas TRS, LLC
/s/ SHELI Z. ROSENBERG Sheli Z. Rosenberg	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership, sole member of Ventas TRS, LLC
/s/ JAMES D. SHELTON James D. Shelton	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership, sole member of Ventas TRS, LLC
/s/ THOMAS C. THEOBALD Thomas C. Theobald	Director of Ventas, Inc., general partner of Ventas Realty, Limited Partnership, sole member of Ventas TRS, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VENTAS UNIVERSITY MOB, LLC
By:	Ventas MOB Holdings, LLC, its sole member
By:	/s/ RICHARD A. SCHWEINHART Name: Richard A. Schweinhart Title: President and Chief Financial Officer

        The undersigned officers and directors of Ventas MOB Holdings, LLC, sole member of Ventas University MOB, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	President, Chief Financial Officer and Director (Principal Executive and Financial Officer) of Ventas MOB Holdings, LLC, sole member of Ventas University MOB, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Vice President, Treasurer and Director (Principal Accounting Officer) of Ventas MOB Holdings, LLC, sole member of Ventas University MOB, LLC
/s/ T. RICHARD RINEY T. Richard Riney	Director of Ventas MOB Holdings, LLC, sole member of Ventas University MOB, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VSCRE HOLDINGS, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers and managers of VSCRE Holdings, LLC hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel, Secretary and Manager (Principal Executive, Financial and Accounting Officer)
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Manager
/s/ BRIAN K. WOOD Brian K. Wood	Manager

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VTRLTH MAB I, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of VTRLTH MAB I, LLC and directors of Ventas MOB Holdings, LLC, sole member of MAB Parent LLC, sole member of VTRLTH MAB I, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of VTRLTH MAB I, LLC and Director of Ventas MOB Holdings, LLC, sole member of MAB Parent LLC, sole member of VTRLTH MAB I, LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer (Principal Financial and Accounting Officer) of VTRLTH MAB I, LLC and Director of Ventas MOB Holdings, LLC, sole member of MAB Parent LLC, sole member of VTRLTH MAB I, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Director of Ventas MOB Holdings, LLC, sole member of MAB Parent LLC, sole member of VTRLTH MAB I, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

VTRLTH MAB II, LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of VTRLTH MAB II, LLC and directors of Ventas MOB Holdings, LLC, sole member of MAB Parent LLC, sole member of VTRLTH MAB II, LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of VTRLTH MAB II, LLC and Director of Ventas MOB Holdings, LLC, sole member of MAB Parent LLC, sole member of VTRLTH MAB II, LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart	Chief Financial Officer (Principal Financial and Accounting Officer) of VTRLTH MAB II, LLC and Director of Ventas MOB Holdings, LLC, sole member of MAB Parent LLC, sole member of VTRLTH MAB II, LLC
/s/ BRIAN K. WOOD Brian K. Wood	Director of Ventas MOB Holdings, LLC, sole member of MAB Parent LLC, sole member of VTRLTH MAB II, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

XENIA NOMINEE LLC
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Xenia Nominee LLC and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Xenia Nominee LLC, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Xenia Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Xenia Nominee LLC
/s/ BRIAN K. WOOD Brian K. Wood
Senior Vice President and Treasurer
(Principal Financial and Accounting Officer) of Xenia Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Xenia Nominee LLC
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Xenia Nominee LLC

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of April, 2009.

XENIA NOMINEE LP
By:	XENIA NOMINEE LLC, its general partner
By:	/s/ T. RICHARD RINEY Name: T. Richard Riney Title: Executive Vice President, General Counsel and Secretary

        The undersigned officers of Xenia Nominee LLC, general partner of Xenia Nominee LP, and managers of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Xenia Nominee LLC, general partner of Xenia Nominee LP, hereby severally constitute and appoint Debra A. Cafaro and T. Richard Riney, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this registration statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 6th day of April, 2009.

Signature	Title

/s/ T. RICHARD RINEY T. Richard Riney	Executive Vice President, General Counsel and Secretary (Principal Executive Officer) of Xenia Nominee LLC and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Xenia Nominee LLC, general partner of Xenia Nominee LP

Signature	Title

/s/ BRIAN K. WOOD Brian K. Wood	Senior Vice President and Treasurer
(Principal Financial and Accounting Officer) of Xenia Nominee LLC, general partner of Xenia Nominee LP, and Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Xenia Nominee LLC, general partner of Xenia Nominee LP
/s/ RICHARD A. SCHWEINHART Richard A. Schweinhart
Manager of Ventas Provident, LLC, sole member of PSLT GP, LLC, general partner of PSLT OP, L.P., sole member of IPC (MT) Holding LLC, sole member of AL (MT) Holding LLC, sole member of Xenia Nominee LLC, general partner of Xenia Nominee LP

Exhibit Index

Exhibit No.	Description
1.1	Form of Underwriting Agreement (for Ventas, Inc. common stock).*
1.2	Form of Underwriting Agreement (for Ventas, Inc. preferred stock).*
1.3	Form of Underwriting Agreement (for Ventas, Inc. depositary shares).*
1.4	Form of Underwriting Agreement (for Ventas, Inc. warrants).*
1.5	Form of Underwriting Agreement (for debt securities).*
3.1
Amended and Restated Certificate of Incorporation of Ventas, Inc., as amended (incorporated herein by reference to Exhibit 3.1 to Ventas, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008).
3.2	Third Amended and Restated Bylaws of Ventas, Inc. (incorporated herein by reference to Exhibit 3.2 to Ventas, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997).
4.1	Specimen Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 to Ventas, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998).
4.2	Ventas, Inc. Distribution Reinvestment and Stock Purchase Plan (incorporated herein by reference to Ventas, Inc.'s Registration Statement on Form S-3, Registration No. 333-155770).
4.3
Registration Rights Agreement dated as of December 1, 2006 by and among Ventas, Inc. and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Initial Purchasers (incorporated herein by reference to Ventas, Inc.'s Current Report on Form 8-K, filed on December 6, 2006).
4.4	Form of Certificate of Designation for Ventas, Inc. preferred stock (together with form of preferred stock certificate).*
4.5
Form of Deposit Agreement, including form of Ventas, Inc. Depositary Receipt for Ventas, Inc. depositary shares (incorporated herein by reference to Exhibit 4.22 to Ventas, Inc.'s, Ventas Realty, Limited Partnership's, Ventas Capital Corporation's and Ventas LP Realty, L.L.C.'s Registration Statement on Form S-3, Registration No. 333-90756, as amended).
4.6	Form of Warrant Agreement, including form of Ventas, Inc. warrant.*
4.7	Form of Senior Indenture (incorporated herein by reference to Exhibit 4.9 to Ventas, Inc.'s and the co-registrants' Registration Statement on Form S-3, Registration No. 333-133115).
4.8	Form of Subordinated Indenture (incorporated herein by reference to Exhibit 4.10 to Ventas, Inc.'s and the co-registrants' Registration Statement on Form S-3, Registration No. 333-133115).
5	Opinion of Willkie Farr & Gallagher LLP.
12
Statement Regarding Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends (incorporated herein by reference to Exhibit 12 to Ventas, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2008).
23.1	Consent of Willkie Farr & Gallagher (included in their opinion filed as Exhibit 5).

Exhibit No.	Description
23.2	Consent of Ernst & Young LLP.
24	Powers of Attorney (included on the signature pages hereto).
25.1	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Senior Indenture.
25.2	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Subordinated Indenture.

*
To be filed by amendment or incorporated by reference in connection with the offering of any securities, as appropriate.